UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-23592

First Eagle Credit Opportunities Fund

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas
New York, NY 10105-4300
(Address of principal executive offices) (Zip code)

David O’Connor
First Eagle Investment Management, LLC
1345 Avenue of the Americas
New York, NY 10105
(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-212-698-3300

Date of fiscal year end: December 31

Date of reporting period: December 31, 2022

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.             Reports to Stockholders.

Annual Report

December 31, 2022

First Eagle Credit Opportunities Fund

Advised by First Eagle Investment Management, LLC

Forward-Looking Statement Disclosure

One of our most important responsibilities as mutual fund managers is to communicate with shareholders in an open and direct manner. Some of our comments in our letters to shareholders are based on current management expectations and are considered "forward-looking statements". Actual future results, however, may prove to be different from our expectations. You can identify forward-looking statements by words such as "may", "will", "believe", "attempt", "seek", "think", "ought", "try" and other similar terms. We cannot promise future returns. Our opinions are a reflection of our best judgment at the time this report is compiled, and we disclaim any obligation to update or alter forward-looking statements as a result of new information, future events, or otherwise.

First Eagle Credit Opportunities Fund | Annual Report | December 31, 2022

Table of Contents

Letter from the President	4
Management's Discussion of Fund Performance	6
Fund Overview	10
Consolidated Schedule of Investments	12
Consolidated Statement of Assets and Liabilities	42
Consolidated Statement of Operations	43
Consolidated Statements of Changes in Net Assets	44
Consolidated Statement of Cash Flows	46
Financial Highlights	48
Notes to Financial Statements	52
Report of Independent Registered Public Accounting Firm	82
Fund Expenses	84
General Information	88
Dividend Reinvestment Plan	89
Shareholder Meeting Results	90
Tax Information	91
Privacy Notice	92
Additional Information	98

First Eagle Credit Opportunities Fund | Annual Report | December 31, 2022

Letter from the President (unaudited)

Dear Fellow Shareholders,

In my letter to you last year, I referenced the famous opening lines of Charles Dickens's A Tale of Two Cities to highlight the extant dualities in the investment environment: Was it the "best of times" or the "worst of times"? In recent years, First Eagle has consistently warned of financial markets' complacency in the face of mounting distortions and risks. With inflation that turned out to be more persistent than initially assumed and a newly resolute Federal Reserve, the balance in 2022 shifted to the "worst of times" for those unaccustomed to market corrections.

We think the equity markets' pullback in 2022 largely represented a rational and mathematical response to higher interest rates. When rates are 0%, a $100 payout 10 years from now is worth $100 today; with interest rates at 4%, the same 10-year payout is worth only $60.

As the cost of money rose in 2022, assets with uncertain, option-like payoffs far in the future declined significantly in value, including some of the most speculative pandemic-era success stories—from special purpose acquisition companies (SPACs) to emerging tech names to cryptocurrencies. Meanwhile, stocks with consistent cash flows fared much better, as sectors like health care, consumer staples and materials demonstrated relative resilience in the challenging environment. At an aggregate level, the MSCI World Value Index outperformed the MSCI World Growth Index by more than 2,000 basis points in 2022.1

Bondholders may have been the cohort of investors most surprised by the year's events. After 40 years of steadily declining yields, most market participants had a limited frame of reference for the Fed's aggressive pace of rate hikes. For context, the Bloomberg US Aggregate Bond Index, since its inception 40 years ago, had previously lost money on an annual basis only four times, the worst of which was a decline of only 2.9%; however in 2022, the index was down 13.0%!1 We wonder the extent to which this episode will alter investors' perceptions of risk in bond markets and structurally impact approaches to portfolio construction that were before now widely accepted, such as target date funds that tilt heavily toward supposedly "safe" fixed income investments for those in or near retirement. We have been wary of the very low yields available in public fixed income markets for some time and, in our view, were positioned appropriately for what transpired in 2022—whether through shorter-than-benchmark durations or exposure to floating-rate investments, depending on the specific mandate.

1  Source: FactSet; data as of December 31, 2022.

First Eagle Credit Opportunities Fund | Annual Report | December 31, 2022

Letter from the President (unaudited)

Though the Fed may have initially underestimated the persistence of inflation in the United States, it has since acted decisively and headed into year-end with a hawkish tilt. Despite this, futures markets currently assume that the fed funds terminal rate will peak shy of 5% before the central bank pivots to rate cuts in the second half of 2023.2 We think this can be interpreted in one of two ways: Markets are either 1) confident in the Fed's ability to engineer a soft landing as it combats inflation, or 2) skeptical of the Fed's resolve if the economy slows. While we don't presume to be able to predict inflation, we note that the slow responsiveness of prices, particularly in the labor market, could result in a more circuitous path toward target-level inflation than soft-landing proponents expect. Labor-availability issues have pushed wage inflation to levels nearly double their norm, and wages historically have been difficult to walk back without job losses or an economic slowdown.3

In the period covered by this report, broad weakness that began in the investment grade and high yield bond markets also seeped into the floating-rate debt market. Though inflation and tighter financial conditions have started to weigh on borrowers, credit fundamentals have remained mostly supportive, for now. Loan issuance, in contrast, has been battered by higher rates and volatility, as well as increased competition from more traditional debt investments. In this environment, our Alternative Credit team put money to work selectively with an eye toward the long term. We believe the team's thoughtful strategy and painstaking execution have the potential to mitigate the impact of a tumultuous market.

So, to continue on the Dickens theme, do we have Great Expectations for the coming year? Not broadly, as we think the path ahead will remain volatile. Monetary policy takes time to transmit through the system, and it's reasonable to expect that the Fed's actions have yet to fully manifest in the economy. We will continue to look for opportunities where we can find them, but we remain wary of the many risks that are present.

As always, we seek to offer clients a differentiated range of investment options that meet their specific investment needs and we believe will demonstrate the potential for resilience through different states of the world. Across market cycles, macroeconomic conditions and disruptive events, we remain focused on our goal of delivering long-term shareholder value while avoiding the permanent impairment of your capital.

Sincerely,

Mehdi Mahmud,

President

February 2023

2  Source: Bloomberg: data as of December 31, 2022.

3  Source: Bloomberg, Haver/Federal Reserve Bank of Atlanta, First Eagle Investments; data as of November 30, 2022.

First Eagle Credit Opportunities Fund | Annual Report | December 31, 2022

Management's Discussion of Fund
Performance (unaudited)

The net asset value ("NAV") of the Fund's Class I shares fell 3.03%4 for the 12 months ended December 31, 2022, while the Credit Suisse Leveraged Loan Index declined 1.06% for the same period. The Fund's short-term investments, including cash and cash equivalents, comprised 6.6% of the portfolio as of December 31, 2022.

The five largest contributors to the performance of the Fund during the period were Endo1 Partners, Seventh Amendment DDTL—First Lien (health care services); R-Pac International Corp. (Project Radio), Initial Term Loan—First Lien (paper products); Hudson's Bay Company ULC, Last Out Term Loan- Second Lien (real estate services); Petrochoice Holdings Inc., Initial Term Loan—First Lien (automotive); and Ingenio LLC, Term Loan—First Lien (Interactive Media & Services). Their combined contribution to the Fund's return was 0.44%.5

The five largest detractors were RSA Security LLC (Redstone), Term Loan—Second Lien (systems software); Allen Media LLC 10.5%, due 2/15/2028 (entertainment); WeWork Cos Inc. 7.88%, due 5/1/2025 (real estate management & development); Civitas Solutions, Inc. (National Mentor Holding), Initial Term Loan—Second Lien (health care services); and LaserShip, Inc., Term Loan—Second Lien (air freight & logistics). Combined, they subtracted 2.02% from fund performance.5

Christopher J. Flynn President of First Eagle Alternative Credit	James Fellows Chief Investment Officer and Head of the Tradable Credit platform of First Eagle Alternative Credit	Robert Hickey Senior Portfolio Manager for the Tradable Credit platform of First Eagle Alternative Credit

4  The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

5  Exact net returns for individual investments cannot be calculated due to the lack of a mechanism to precisely allocate fees and other expenses to individual investments.

First Eagle Credit Opportunities Fund | Annual Report | December 31, 2022

Management's Discussion of Fund Performance (unaudited)

Brian Murphy Senior Portfolio Manager for the Tradable Credit platform and Head of Capital Markets of First Eagle Alternative Credit	Steve Krull Portfolio Manager and Head of Trading for the Tradable Credit platform of First Eagle Alternative Credit	Michelle Handy Head of Portfolio and Underwriting for the Direct Lending platform of First Eagle Alternative Credit

February 2023

The performance data quoted herein represents past performance and does not guarantee future results. Market volatility can dramatically impact a fund's short-term performance. Current performance may be lower or higher than figures shown. The investment return and principal value will fluctuate so that an investor's shares, when repurchased by the Fund, may be worth more or less than their original cost. Past performance data through the most recent month- end is available at www.firsteagle.com or by calling 800.334.2143.

The commentary represents the opinion of Mehdi Mahmud and the Portfolio Management team as of February 2023, and is subject to change based on market and other conditions. These materials are provided for informational purposes only. These opinions are not intended to be a forecast of future events, a guarantee of future results, or investment advice. The views expressed herein may change at any time subsequent to the date of issue hereof. The information provided is not to be construed as a recommendation or an offer to buy or sell or the solicitation of an offer to buy or sell any fund or security

First Eagle Credit Opportunities Fund | Annual Report | December 31, 2022

Management's Discussion of Fund Performance (unaudited)

Duration is a way of measuring a debt instrument's sensitivity to a potential change in interest rates.

Federal funds rate is the interest rate at which depository institutions (banks and credit unions) lend reserve balances to other depository institutions overnight on an uncollateralized basis.

Floating-rate securities are financial instruments whose interest rate is adjusted periodically based on movements in an underlying reference rate.

Special-purpose acquisition company (SPACs) are publicly listed entities formed solely to acquire one or more privately held companies.

Target-date funds are packaged asset-allocation products whose investment allocation shifts over time as their target date nears.

Credit Suisse Leveraged Loan Index measures the performance of the investable universe of the USD-denominated leveraged loan market. The index inception is January 1992. The index frequency is daily, weekly and monthly.

Bloomberg US Aggregate Bond Index measures the performance of investment grade, US dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM passthroughs), ABS and CMBS.

MSCI World Growth Index measures the performance of large and midcap securities exhibiting growth style characteristics across 23 developed markets countries. The growth investment style characteristics for index construction are defined using five variables: long-term forward EPS growth rate, short-term forward EPS growth rate, current internal growth rate, long-term historical EPS growth trend, and long-term historical sales per share growth trend.

MSCI World Value Index measures the performance of large and midcap securities exhibiting value style characteristics across 23 developed markets countries. The growth investment style characteristics for index construction are defined using three variables: book value to price, 12-month forward earnings to price, and dividend yield.

Indexes are unmanaged and one cannot invest directly in an index.

First Eagle Credit Opportunities Fund | Annual Report | December 31, 2022

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First Eagle Credit Opportunities Fund

Fund Overview

Data as of December 31, 2022 (unaudited)

Investment Objective

The First Eagle Credit Opportunities Fund's primary investment objective is to provide current income, with a secondary objective of providing long-term risk-adjusted returns. The Fund seeks to achieve its investment objective by investing in a portfolio of a variety of credit asset classes.

Average Annual Returns^ (%)	One Year		Since Inception (9/15/2020)
First Eagle Credit Opportunities Fund Class I	-3.03	~	4.79
Credit Suisse Leverage Loan Index	-1.06		3.51

Asset Allocation*^^ (%)

Top 5 Industries* (%)

Health Care Services	8.1
Application Software	5.6
IT Consulting & Other Services	4.0
Trucking	2.7
Airlines	2.7

Debt Breakdown** (%)

Secured vs. Unsecured
First Lien Secured Loans	82.93
Second Lien Secured Loans	8.57
Unsecured Debt	8.50
Floating vs Fixed
Floating Rate	91.50
Fixed Rate	8.50

Portfolio Characteristics**

Weighted Average Loan Spread	5.28%
% of Portfolio at Floor	0.00%
Weighted Average Maturity (Years)	4.44
Weighted Average Duration (Years)	0.47
Weighted Average Days to Reset	52.30 ***
Weighted Average Purchase Price	96.92%
Weighted Average Market Price	90.96%
Number of Positions	316

^    Performance figures reflect certain fee waivers and/or expense limitations, without which returns would have been lower. For information regarding these fee waivers and/or expense limitations, see Note 6.

^^    Broadly Syndicated Loans, Middle Market Loans and Directly Originated Loans are presented under the Senior Loans category on the Schedule of Investments.

~    The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

*    Asset Allocation and Industries percentages are based on total investments in the portfolio.

**    Excludes short-term investments and common stocks.

***  Includes Senior Loans only.

†    Less than 0.05%.

  The Fund's portfolio composition is subject to change at any time.

First Eagle Credit Opportunities Fund | Annual Report | December 31, 2022

First Eagle Credit Opportunities Fund | Fund Overview

Growth of a $1,000,000 Initial Investment

Performance data quoted herein represents past performance and should not be considered indicative of future results. Performance data quoted herein does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares. The average annual returns shown above are historical and reflect changes in share price, reinvested dividends and are net of expenses.

Class I Shares require $1 million minimum investment and are offered without a sales charge. If a sales charge was included values would be lower.

The Credit Suisse Leveraged Loan Index is designed to mirror the investable universe of the US denominated leveraged loan market. It consists of issues rated "5B" or lower, i.e. the highest Moody's/S&P ratings are Baa1/BB+ or Ba1/BBB+. All loans are funded term loans with a tenor of at least one year and are made by issuers domiciled in developed countries.

Top 10 Holdings* (%)

Archer Systems, LLC, Initial Term Loan — First Lien (Diversified Support Services, United States)	1.4
Outerstuff LLC, Closing Date Loan — First Lien (Apparel, Accessories & Luxury Goods, United States)	1.4
Starwood Property Trust, Inc., Term Loan B 2022 — First Lien (Mortgage REITs, United States)	1.3
Mauser Packaging Solutions Holding Co. (Containers & Packaging, United States)	1.2
AAdvantage Loyalty IP Ltd., Initial Term Loan — First Lien (Airlines, United States)	1.1
Aramark Services, Inc. (Commercial Services & Supplies, United States)	1.1
TransDigm, Inc. (Aerospace & Defense, United States)	1.1
Park Place Technologies, LLC, Closing Date Term Loan — First Lien (IT Consulting & Other Services, United States)	1.1
Endo1 Partners, Seventh Amendment DDTL — First Lien (Health Care Services, United States)	1.1
ANI Pharmaceuticals, Inc., Initial Term Loan — First Lien (Pharmaceuticals, United States)	1.1
Total	11.9

*  Holdings in short-term investments, including cash and cash equivalents, have been excluded.

  Percentages are based on total net assets.

First Eagle Credit Opportunities Fund | Annual Report | December 31, 2022

First Eagle Credit Opportunities Fund | Consolidated Schedule of Investments | December 31, 2022

Investments	Principal Amount ($)	Value ($)
Senior Loans (a) — 109.2%
Advertising — 2.1%
MH Sub I/Indigo/WebMD Health (fka Micro holdings/Internet Brands), 2020 June New Term Loan — First Lien (ICE LIBOR USD 1 month + 3.75%, 1.00% Floor), 8.13%, 9/13/2024 (b)	2,992,327	2,914,317
New Insight Holdings, Inc. (Research Now), Initial Term Loan — First Lien (ICE LIBOR USD 3 month + 5.50%, 1.00% Floor), 8.84%, 12/20/2024	4,944,240	3,743,210
WH Borrower, LLC (aka WHP Global), Initial Term Loan — First Lien (SOFR 3 month + 5.50%, 0.50% Floor), 9.36%, 2/15/2027	2,985,000	2,865,600
		9,523,127
Aerospace & Defense — 2.3%
HDT Holdco, Inc., Initial Term Loan — First Lien (ICE LIBOR USD 3 month + 5.75%, 0.75% Floor), 10.48%, 7/8/2027	2,810,127	2,399,145
MAG DS Corp., Term Loan — First Lien (ICE LIBOR USD 3 month + 5.50%, 1.00% Floor), 10.23%, 4/1/2027‡ (c)(d)	1,620,326	1,490,700
Maxar Technologies Inc, Initial Term Loan — First Lien (SOFR 1 month + 4.25%, 0.50% Floor), 8.67%, 6/14/2029	997,494	997,938
New Constellis Borrower LLC, Term B Loan — First Lien (ICE LIBOR USD 1 month + 7.50%, 1.00% Floor), 11.88%, 3/27/2024‡	2,949,748	2,470,414
Transdigm Inc., Term Loan H (12/22) — First Lien, 2/28/2027 (b)	3,000,000	2,993,445
		10,351,642
Agricultural & Farm Machinery — 0.2%
Hydrofarm Holdings Group, Inc., Term Loan — First Lien (ICE LIBOR USD 1 month + 5.50%, 1.00% Floor), 9.89%, 10/25/2028‡ (c)(d)	1,209,780	1,046,460
Air Freight & Logistics — 2.3%
AIT Worldwide Logistics, Initial Term Loan — First Lien (ICE LIBOR USD 3 month + 4.75%, 0.75% Floor), 8.49%, 4/6/2028 (b)(d)	2,992,424	2,757,713

First Eagle Credit Opportunities Fund | Annual Report | December 31, 2022

First Eagle Credit Opportunities Fund | Consolidated Schedule of Investments | December 31, 2022

Investments	Principal Amount ($)	Value ($)
Air Freight & Logistics — 2.3% (continued)
LaserShip, Inc., Initial Term Loan — First Lien (ICE LIBOR USD 3 month + 4.50%, 0.75% Floor), 9.23%, 5/7/2028 (b)	2,992,424	2,168,251
LaserShip, Inc., Term Loan — Second Lien (ICE LIBOR USD 3 month + 7.50%, 0.75% Floor), 12.23%, 5/7/2029‡	4,000,000	2,440,000
Omni Intermediate Holdings, LLC (Omni Logistics), Initial Term Loan — First Lien (SOFR 3 month + 5.00%, 1.00% Floor), 9.73%, 12/30/2026‡ (c)(d)	3,263,967	3,215,007
		10,580,971
Airlines — 1.1%
AAdvantage Loyalty IP Ltd., Initial Term Loan — First Lien (ICE LIBOR USD 3 month + 4.75%, 0.75% Floor), 8.99%, 4/20/2028 (b)	5,000,000	4,986,725
Alternative Carriers — 0.8%
Zayo Group Holdings, Inc., 2022 Incremental Term Loan — First Lien (SOFR 1 month + 4.25%, 0.50% Floor), 8.57%, 3/9/2027	4,124,568	3,442,715
Apparel, Accessories & Luxury Goods — 1.4%
Outerstuff LLC, Closing Date Loan — First Lien (ICE LIBOR USD 3 month + 5.00%, 1.00% Floor), 9.73%, 12/31/2023‡	6,897,822	6,164,928
Application Software — 7.2%
Apex Analytix, Inc. (Montana Buyer, Inc.), Term Loan — First Lien (SOFR 6 month + 5.75%, 0.75% Floor), 8.69%, 7/22/2029‡ (c)(e)	2,695,652	2,628,261
AppHub, Delayed Draw Term Loan — First Lien (SOFR 6 month + 5.75%, 1.00% Floor), 10.73%, 9/29/2028‡ (c)(e)	166,285	163,791
AppHub, Term Loan — First Lien (SOFR 6 month + 5.75%, 1.00% Floor), 10.01%, 9/29/2028‡ (c)(d)(e)	2,675,011	2,634,886
AppLovin Corp., Initial Term Loan — First Lien, 8/15/2025 (b)	2,493,506	2,407,530
CDK Global, Inc. (Central Parent, Inc.), Term Loan B — First Lien (SOFR 3 month + 4.50%, 0.50% Floor), 9.08%, 7/6/2029	360,610	357,967

First Eagle Credit Opportunities Fund | Annual Report | December 31, 2022

First Eagle Credit Opportunities Fund | Consolidated Schedule of Investments | December 31, 2022

Investments	Principal Amount ($)	Value ($)
Application Software — 7.2% (continued)
Certify, Inc., Fourth Amendment Delayed Draw Term Loan — First Lien (ICE LIBOR USD 3 month + 5.50%, 1.00% Floor), 9.89%, 2/28/2024‡ (c)(e)	1,000,000	1,000,000
Certify, Inc., Fourth Amendment Term Loan — First Lien (ICE LIBOR USD 1 month + 5.50%, 1.00% Floor), 9.89%, 2/28/2024‡ (c)(d)(e)	1,000,000	1,000,000
Great Dane Merger Sub, Inc. (CommerceHub), Initial Term Loan — Second Lien (SOFR 6 month + 7.00%), 11.53%, 12/29/2028	5,000,000	3,993,750
Mitchell International, Inc., Initial Term Loan — First Lien (ICE LIBOR USD 3 month + 3.75%, 0.50% Floor), 8.41%, 10/15/2028 (b)	1,994,975	1,844,324
PDFTron Systems Inc., 2022-1 Incremental Term Loan — First Lien (SOFR 1 month + 5.50%, 1.00% Floor), 9.82%, 7/15/2027‡ (c)(d)(e)	3,482,500	3,447,675
PDFTron Systems, Inc., July 2021 Delayed Draw — First Lien (SOFR 1 month + 5.50%, 1.00% Floor), 9.82%, 7/15/2027‡ (c)(d)(e)	357,991	354,411
PDFTron Systems, Inc., July 2021 Term Loan — First Lien (SOFR 1 month + 5.50%, 1.00% Floor), 9.82%, 7/15/2027‡ (c)(d)(e)	1,111,050	1,099,940
Precisely (Pearl Debt Merger Sub 1, Inc.), Third Amendment Term Loan — First Lien (ICE LIBOR USD 3 month + 4.00%, 0.75% Floor), 8.36%, 4/24/2028	1,989,924	1,653,130
Sapio Sciences, LLC (Jarvis Bidco), Initial Term Loan — First Lien (SOFR 1 month + 6.25%, 1.00% Floor), 10.67%, 11/17/2028‡ (c)(d)(e)	3,312,500	3,262,813
SS&C Technologies European Holdings Sarl, Term Loan B-4 — First Lien (ICE LIBOR USD 1 month + 1.75%), 6.13%, 4/16/2025	1,089,963	1,073,613
SS&C Technologies Holdings, Inc., Term Loan B-3 — First Lien (ICE LIBOR USD 1 month + 1.75%), 6.13%, 4/16/2025	1,340,711	1,320,600
TMA Buyer, LLC, Delayed Draw — First Lien (SOFR 3 month + 6.25%, 1.00% Floor), 10.67%, 9/30/2027‡ (c)(e)	147,826	141,913

First Eagle Credit Opportunities Fund | Annual Report | December 31, 2022

First Eagle Credit Opportunities Fund | Consolidated Schedule of Investments | December 31, 2022

Investments	Principal Amount ($)	Value ($)
Application Software — 7.2% (continued)
TMA Buyer, LLC, Term Loan — First Lien (SOFR 3 month + 6.25%, 1.00% Floor), 10.98%, 9/30/2027‡ (c)(d)(e)	1,242,138	1,192,453
Veracode (Mitnick Corporate Purchaser, Inc.), Initial Term Loan — First Lien (SOFR 3 month + 4.75%, 0.50% Floor), 8.94%, 5/2/2029	2,992,500	2,811,095
		32,388,152
Asset Management & Custody Banks — 2.3%
ABC Financials (Project Accelerate Parent LLC), Term Loan — First Lien (ICE LIBOR USD 1 month + 4.25%, 1.00% Floor), 8.63%, 1/2/2025‡	997,382	940,033
Doxa Insurance Holdings LLC, Term Loan — First Lien (ICE LIBOR USD 3 month + 6.25%, 1.00% Floor), 10.98%, 12/4/2026‡ (c)(d)(e)	2,878,327	2,820,761
Focus Financial Partners, LLC, Tranche B-5 Term Loan — First Lien (SOFR 1 month + 3.25%), 7.74%, 6/30/2028	997,500	987,734
Oak Point Partners, LLC, Term Loan — First Lien (ICE LIBOR USD 1 month + 5.25%, 1.00% Floor), 9.64%, 12/1/2027‡ (c)(d)(e)	2,786,968	2,759,098
Orion Group Holdco, LLC, First Amendment Incremental Delayed Draw Term Loan — First Lien (SOFR 3 month + 6.00%, 1.00% Floor), 10.84%, 3/19/2027‡ (c)(e)	596,047	585,616
Orion Group Holdco, LLC, First Amendment Incremental Loan — First Lien (SOFR 3 month + 6.00%, 1.00% Floor), 10.84%, 3/19/2027‡ (c)(d)(e)	2,181,192	2,143,021
		10,236,263
Auto Parts & Equipment — 0.8%
K&N Parent, Inc., Term Loan (10/22) — First Lien (SOFR 3 month + 8.00%), 11.98%, 1/3/2023‡ (d)(e)	862,822	880,079
Power Stop, LLC, Initial Term Loan — First Lien (ICE LIBOR USD 3 month + 4.75%, 0.50% Floor), 9.48%, 1/26/2029‡	3,970,000	2,868,325
		3,748,404

First Eagle Credit Opportunities Fund | Annual Report | December 31, 2022

First Eagle Credit Opportunities Fund | Consolidated Schedule of Investments | December 31, 2022

Investments	Principal Amount ($)	Value ($)
Brewers — 0.2%
City Brewing Company, LLC, Closing Date Term Loan — First Lien (ICE LIBOR USD 1 month + 3.50%, 0.75% Floor), 7.79%, 4/5/2028	1,984,925	890,735
Broadcasting — 0.9%
A-L Parent LLC (Learfield), Initial Term Loans — First Lien (ICE LIBOR USD 1 month + 3.25%, 1.00% Floor), 7.64%, 12/1/2023	1,973,753	1,484,894
Allen Media, LLC, Initial Term Loan (2021) — First Lien (SOFR 3 month + 5.50%), 10.23%, 2/10/2027	1,984,691	1,634,274
Terrier Media Buyer Inc. (Cox Media Group), 2021 Term B Loan — First Lien (ICE LIBOR USD 3 month + 3.50%), 8.23%, 12/17/2026	997,455	936,721
		4,055,889
Casinos & Gaming — 1.1%
888 Acquisitions Limited, Facility B (USD) — First Lien (PRIME 3 month + 5.50%), 8.53%, 7/3/2028	997,826	895,549
Golden Nugget, Inc., Term Loan — First Lien (SOFR 1 month + 4.00%, 0.50% Floor), 8.32%, 1/27/2029	249,372	237,590
J&J Ventures Gaming, LLC, Initial Term Loan — First Lien (ICE LIBOR USD 3 month + 4.00%, 0.75% Floor), 8.73%, 4/26/2028‡	3,031,197	2,913,739
Jack Ohio Finance (Jack Entertainment), Initial Term Loan — First Lien (ICE LIBOR USD 1 month + 4.75%, 0.75% Floor), 9.13%, 10/4/2028‡	997,319	979,866
		5,026,744
Commercial Printing — 0.6%
Astra Acquisition Corp., Term B Loan — First Lien (ICE LIBOR USD 1 month + 5.25%, 0.50% Floor), 9.63%, 10/25/2028 (d)	2,971,403	2,637,120
Commodity Chemicals — 1.0%
A&A Global Imports, LLC, Revolving Loan — First Lien (ICE LIBOR USD 3 month + 6.00%, 1.00% Floor), 10.38%, 6/1/2026‡ (c)(e)	23,747	21,610
A&A Global Imports, LLC, Term Loan — First Lien (ICE LIBOR USD 1 month + 6.00%, 1.00% Floor), 10.38%, 6/1/2026‡ (c)(d)(e)	1,761,967	1,603,390

First Eagle Credit Opportunities Fund | Annual Report | December 31, 2022

First Eagle Credit Opportunities Fund | Consolidated Schedule of Investments | December 31, 2022

Investments	Principal Amount ($)	Value ($)
Commodity Chemicals — 1.0% (continued)
USALCO, LLC, Term Loan A — First Lien (ICE LIBOR USD 3 month + 6.00%, 1.00% Floor), 10.73%, 10/19/2027‡ (c)(d)(e)	2,970,000	2,880,900
		4,505,900
Communications Equipment — 1.0%
SonicWALL, Inc., Term Loan — Second Lien (ICE LIBOR USD 3 month + 7.50%), 12.20%, 5/18/2026	4,640,000	4,315,200
Construction Materials — 1.1%
Foley Products Co. LLC, Initial Term Loan — First Lien (SOFR 3 month + 4.75%, 0.50% Floor), 9.48%, 12/29/2028	4,961,618	4,808,652
Smyrna Ready Mix Concrete LLC, Initial Term Loan — First Lien (SOFR 1 month + 4.25%, 0.50% Floor), 8.67%, 4/2/2029‡	249,373	245,009
		5,053,661
Construction & Engineering — 1.1%
Amentum Government Services Holdings LLC (AECOM Technology Corp.), Tranche 2 Term Loan — Second Lien (SOFR 3 month + 7.50%, 0.75% Floor), 12.18%, 2/15/2030	2,000,000	1,831,670
Amentum Government Services Holdings LLC (AECOM Technology Corp.), Tranche 3 Term Loan — First Lien (SOFR 6 month + 4.00%, 0.50% Floor), 8.12%, 2/15/2029	1,990,000	1,943,981
TriStrux, LLC, Delayed Draw Term Loan — First Lien (ICE LIBOR USD 3 Month + 5.25%, 1.00% Floor), 10.73%, 12/23/2026‡ (c)(e)	321,748	313,705
TriStrux, LLC, Initial Term Loan — First Lien (ICE LIBOR USD 3 month + 6.00%, 1.00% Floor), 10.73%, 12/23/2026‡ (c)(d)(e)	917,272	894,340
TriStrux, LLC, Revolver — First Lien (ICE LIBOR USD 3 month + 6.00%, 1.00% Floor), 10.73%, 12/23/2026‡ (c)(e)	163,555	159,466
		5,143,162
Consumer Finance — 1.0%
NAC Holding Corporation (National Auto Care/ Jaguar), DDTL D — First Lien (ICE LIBOR USD 3 month + 5.00%, 1.00% Floor), 9.23%, 9/28/2024‡ (c)(e)	644,318	644,318

First Eagle Credit Opportunities Fund | Annual Report | December 31, 2022

First Eagle Credit Opportunities Fund | Consolidated Schedule of Investments | December 31, 2022

Investments	Principal Amount ($)	Value ($)
Consumer Finance — 1.0% (continued)
NAC Holding Corporation (National Auto Care/ Jaguar), DDTL D — First Lien (SOFR 3 month + 5.25%, 1.00% Floor), 8.69%, 9/28/2024‡ (c)(e)	370,455	370,455
NAC Holding Corporation (National Auto Care/ Jaguar), DDTL D — First Lien (SOFR 1 month + 5.25%, 1.00% Floor), 9.86%, 9/28/2024‡ (c)(e)	107,954	107,954
NAC Holding Corporation (National Auto Care/ Jaguar), Term Loan — First Lien (SOFR 3 month + 5.25%, 1.00% Floor), 9.46%, 9/28/2024‡ (c)(d)(e)	1,488,841	1,488,840
NAC Holding Corporation (National Auto Care/ Jaguar), Delayed Draw Term Loan A — First Lien (SOFR 3 month + 5.25%, 1.00% Floor), 9.45%, 9/28/2024‡ (c)(d)(e)	988,550	988,550
Riveron Acquisition Holdings, Inc., 5th Amendment Term Loan — First Lien (ICE LIBOR USD 3 month + 5.75%, 1.00% Floor), 10.48%, 5/22/2025‡ (c)(d)(e)	399,088	399,088
Riveron Acquisition Holdings, Inc., Initial Term Loan — First Lien (ICE LIBOR USD 3 month + 5.75%, 1.00% Floor), 10.48%, 5/22/2025‡ (c)(d)(e)	501,450	501,450
		4,500,655
Distributors — 0.7%
Highline Aftermarket Acquisition, LLC, Initial Term Loan — First Lien (ICE LIBOR USD 1 month + 4.50%, 0.75% Floor), 8.57%, 11/9/2027	942,578	865,993
Project Castle, Inc. (Material Handling Systems Inc./ MHS/Deliver Buyer), Initial Term Loan — First Lien (SOFR 3 month + 5.50%, 0.50% Floor), 10.09%, 6/1/2029‡ (d)	2,992,500	2,435,147
		3,301,140
Diversified Capital Markets — 0.3%
Reich & Tang Deposits Network, First Amendment Term Loan — First Lien (SOFR 1 month + 5.00%), 9.68%, 10/27/2027‡ (c)(d)(e)	648,913	648,913
Reich & Tang Deposits Network, Term Loan A — First Lien (SOFR 1 month + 5.00%, 1.00% Floor), 9.42%, 10/27/2027‡ (c)(d)(e)	926,333	926,333
		1,575,246

First Eagle Credit Opportunities Fund | Annual Report | December 31, 2022

First Eagle Credit Opportunities Fund | Consolidated Schedule of Investments | December 31, 2022

Investments	Principal Amount ($)	Value ($)
Diversified Chemicals — 1.1%
AgroFresh, Inc., Initial Term Loan — First Lien (ICE LIBOR USD 1 month + 6.25%, 1.00% Floor), 10.63%, 12/31/2024‡ (d)	4,883,542	4,798,081
Diversified Metals & Mining — 0.3%
Form Technologies (Dynacast), Last Out Term Loan — First Lien (ICE LIBOR USD 3 month + 9.00%, 1.00% Floor), 13.70%, 10/22/2025‡ (d)	287,123	229,698
Form Technologies (Dynacast), Term Loan B — First Lien (ICE LIBOR USD 3 month + 4.50%, 1.00% Floor), 9.20%, 7/22/2025 (d)	326,786	284,916
Prince International Corporation (PMHC II, Inc.), Initial Term Loan — First Lien (SOFR 3 month + 4.25%, 0.50% Floor), 8.49%, 4/23/2029	997,500	848,135
		1,362,749
Diversified Support Services — 1.4%
Archer Systems, LLC, Initial Term Loan — First Lien (SOFR 1 month + 6.50%, 1.00% Floor), 10.92%, 8/11/2027‡ (c)(d)(e)	6,333,333	6,254,167
Education Services — 0.3%
American Public Education, Term Loan B — First Lien (ICE LIBOR USD 1 month + 5.50%, 0.75% Floor), 9.88%, 3/29/2027‡	1,719,711	1,689,616
Electronic Equipment & Instruments — 0.9%
VeriFone Systems, Inc., Term Loan — First Lien (ICE LIBOR USD 3 month + 4.00%), 8.36%, 8/20/2025	4,244,118	3,910,573
Electronic Manufacturing Services — 1.2%
Creation Technologies, Inc., Initial Term Loan — First Lien (ICE LIBOR USD 3 month + 5.50%, 0.50% Floor), 9.25%, 10/5/2028‡	2,243,737	1,806,209
Natel Engineering Co., Inc., Initial Term Loan — First Lien (ICE LIBOR USD 3 month + 6.25%, 1.00% Floor), 10.42%, 4/30/2026‡ (d)	3,944,077	3,704,158
		5,510,367

First Eagle Credit Opportunities Fund | Annual Report | December 31, 2022

First Eagle Credit Opportunities Fund | Consolidated Schedule of Investments | December 31, 2022

Investments	Principal Amount ($)	Value ($)
Environmental & Facilities Services — 1.0%
Belfor Holdings, Inc., Tranche B-2 Term Loan — First Lien (SOFR 1 month + 4.25%, 0.50% Floor), 8.34%, 4/6/2026‡ (b)	2,987,271	2,972,335
OWL Landfill Services, LLC, Term Loan — First Lien (ICE LIBOR USD 3 month + 5.75%, 1.00% Floor), 10.48%, 6/30/2026‡ (c)(e)	1,390,589	1,376,682
		4,349,017
Food Distributors — 0.5%
United Natural Foods, Inc., Term Loan B — First Lien (SOFR 1 month + 3.25%), 7.69%, 10/22/2025	2,093,750	2,091,541
Health Care Facilities — 1.3%
ConvenientMD (CMD Intermediate Holdings, Inc.), Delayed Draw Term Loan — First Lien (ICE LIBOR USD 3 month + 5.00%, 1.00% Floor), 9.74%, 6/9/2027‡ (c)(e)	328,125	328,125
ConvenientMD (CMD Intermediate Holdings, Inc.), Initial Term Loan — First Lien (ICE LIBOR USD 3 month + 5.00%, 1.00% Floor), 9.73%, 6/9/2027‡ (c)(d)(e)	1,723,750	1,723,750
Quorum Health Resources (QHR), Term Loan — First Lien (SOFR 3 month + 5.25%, 1.00% Floor), 9.80%, 5/28/2027‡ (c)(d)(e)	1,062,472	1,046,535
WP CityMD Bidco, LLC (CityMD), Second Amendment Refinancing Term Loan — First Lien (ICE LIBOR USD 1 month + 3.25%, 0.50% Floor), 7.63%, 12/22/2028	2,992,462	2,990,008
		6,088,418
Health Care Services — 10.4%
Anne Arundel Dermatology Management, LLC, DDTL A — First Lien (ICE LIBOR USD 3 month + 5.25%, 1.00% Floor), 9.98%, 10/16/2025‡ (c)(d)(e)	115,214	112,621
Anne Arundel Dermatology Management, LLC, DDTL B — First Lien (ICE LIBOR USD 3 month + 5.25%, 1.00% Floor), 9.98%, 10/16/2025‡ (c)(d)(e)	195,158	190,767
Anne Arundel Dermatology Management, LLC, DDTL C — First Lien (SOFR 3 month + 5.25%, 1.00% Floor), 9.51%, 10/16/2025‡ (c)(e)	491,000	479,953

First Eagle Credit Opportunities Fund | Annual Report | December 31, 2022

First Eagle Credit Opportunities Fund | Consolidated Schedule of Investments | December 31, 2022

Investments	Principal Amount ($)	Value ($)
Health Care Services — 10.4% (continued)
Anne Arundel Dermatology Management, LLC, Restatement Date Term Loan — First Lien (ICE LIBOR USD 3 month + 5.25%, 1.00% Floor), 9.98%, 10/16/2025‡ (c)(d)(e)	1,901,268	1,858,490
BCDI BHI Intermediate 2, LP (Basic Home Infusion), Initial Term Loan — First Lien (ICE LIBOR USD 3 month + 6.00%, 1.00% Floor), 10.73%, 9/29/2028‡ (c)(d)(e)	2,943,698	2,899,542
Boston Clinical Trials LLC (Alcanza Clinical Research), Incremental Term Loan — First Lien (ICE LIBOR USD 3 month + 5.25%), 10.40%, 12/15/2027‡ (c)(d)(e)	3,673,672	3,618,567
Boston Clinical Trials LLC (Alcanza Clinical Research), Initial Term Loan — First Lien (ICE LIBOR USD 3 month + 5.25%, 1.00% Floor), 10.40%, 12/20/2027‡ (c)(d)(e)	745,313	734,133
CC Amulet Management, LLC (Children's Choice), 2021 Revolver — First Lien (ICE LIBOR USD 3 month + 5.25%, 1.00% Floor), 9.42%, 9/1/2026‡ (c)(e)	36,441	35,804
CC Amulet Management, LLC (Children's Choice), 2021 Term Loan — First Lien (ICE LIBOR USD 1 month + 5.25%, 1.00% Floor), 9.38%, 8/31/2027‡ (c)(d)(e)	1,696,816	1,667,122
Civitas Solutions Inc. (National Mentor Holding), Initial Term C Loan — First Lien (ICE LIBOR USD 3 month + 3.75%, 0.75% Floor), 8.48%, 3/2/2028	72,437	51,028
Civitas Solutions Inc. (National Mentor Holding), Initial Term Loan — First Lien (ICE LIBOR USD 3 month + 3.75%, 0.75% Floor), 8.33%, 3/2/2028	2,552,122	1,797,829
Civitas Solutions, Inc. (National Mentor Holding), Initial Term Loan — Second Lien (ICE LIBOR USD 3 month + 7.25%, 0.75% Floor), 11.98%, 3/2/2029	5,000,000	3,331,250
Community Based Care Acquisition, Inc., Delayed Draw Tranche A Term Loan — First Lien (SOFR 3 month + 5.25%), 9.93%, 9/16/2027‡ (c)(d)(e)	861,517	848,594
Community Based Care Acquisition, Inc., Initial Term Loan — First Lien (SOFR 3 month + 5.25%), 9.93%, 9/16/2027‡ (c)(d)(e)	2,239,939	2,206,340

First Eagle Credit Opportunities Fund | Annual Report | December 31, 2022

First Eagle Credit Opportunities Fund | Consolidated Schedule of Investments | December 31, 2022

Investments	Principal Amount ($)	Value ($)
Health Care Services — 10.4% (continued)
Endo1 Partners, Seventh Amendment DDTL — First Lien (SOFR 3 month + 5.00%), 9.57%, 3/24/2026‡ (c)(e)	4,988,800	4,913,968
Endo1 Partners, Third Amendment DDTL — First Lien (SOFR 3 month + 5.00%, 1.00% Floor), 9.57%, 3/24/2026‡ (c)(d)(e)	1,995,211	1,965,283
Epic Staffing Group (Cirrus/Tempus/ Explorer Investor), Initial Term Loan — First Lien (SOFR 3 month + 5.75%, 0.50% Floor), 10.16%, 6/28/2029‡ (c)	3,285,814	3,105,094
IPM MSO Management, LLC, Closing Date Term Loan — First Lien (SOFR 3 month + 6.50%, 1.00% Floor), 11.24%, 6/17/2026‡ (c)(d)(e)	832,807	832,807
IPM MSO Management, LLC, Delayed Draw Term Loan — First Lien (SOFR 3 month + 6.50%, 1.00% Floor), 11.24%, 6/17/2026‡ (c)(d)(e)	99,874	99,874
IPM MSO Management, LLC, Second Amendment Term Loan — First Lien (SOFR 3 month + 6.50%), 10.21%, 6/17/2026‡ (c)(d)(e)	228,703	228,703
Life Northwestern Pennsylvania, LLC (FFL Pace Buyer, Inc.), Delayed Draw Term Loan — First Lien (SOFR 3 month + 5.25%), 9.53%, 12/6/2027‡ (c)(e)	585,542	579,687
Life Northwestern Pennsylvania, LLC (FFL Pace Buyer, Inc.), Initial Term Loan — First Lien (SOFR 1 month + 5.25%, 1.00% Floor), 9.57%, 12/6/2027‡ (c)(d)(e)	1,747,663	1,730,186
Lighthouse Lab Services (LMSI Buyer, LLC), Initial Term Loan — First Lien (ICE LIBOR USD 3 month + 5.00%, 1.00% Floor), 9.73%, 10/25/2027‡ (c)(d)(e)	1,941,713	1,907,733
Lighthouse Lab Services (LMSI Buyer, LLC), Revolver — First Lien (ICE LIBOR USD 3 month + 5.00%, 1.00% Floor), 9.41%, 10/25/2027‡ (c)(e)	55,788	54,812
NAPA Management Services Corp., Initial Term Loan — First Lien (SOFR 1 month + 5.25%, 0.75% Floor), 9.67%, 2/23/2029 (d)	3,970,000	3,269,057

First Eagle Credit Opportunities Fund | Annual Report | December 31, 2022

First Eagle Credit Opportunities Fund | Consolidated Schedule of Investments | December 31, 2022

Investments	Principal Amount ($)	Value ($)
Health Care Services — 10.4% (continued)
NSM Top Holdings Corp. (National Seating & Mobility, Inc.), Initial Term Loan — First Lien (SOFR 1 month + 5.25%), 9.67%, 11/16/2026	3,974,398	3,583,576
Point Quest Acquisition LLC, Initial Term Loan — First Lien (SOFR 3 month + 6.00%, 1.00% Floor), 10.41%, 8/14/2028‡ (c)(d)(e)	2,351,250	2,315,981
Point Quest Acquisition LLC, Revolver — First Lien (PRIME 6 month + 5.00%), 12.50%, 8/14/2028‡ (c)(e)	142,858	140,714
Point Quest Acquisition LLC, Revolver — First Lien (SOFR 6 month + 6.00%, 1.00% Floor), 9.93%, 8/14/2028‡ (c)(e)	380,952	375,238
Women's Care Holdings, Inc., Initial Term Loan — Second Lien (ICE LIBOR USD 3 month + 8.25%, 0.75% Floor), 11.62%, 1/12/2029‡ (d)	2,179,247	1,977,667
		46,912,420
Health Care Supplies — 0.7%
Lifescan Global Corporation, Initial Term Loan — First Lien (ICE LIBOR USD 3 month + 6.00%), 9.74%, 10/1/2024 (d)	4,268,100	3,105,043
Health Care Technology — 1.8%
AG Parent Holdings LLC (ArisGlobal), Initial Term Loan — First Lien (ICE LIBOR USD 1 month + 5.00%), 9.38%, 7/31/2026 (d)	4,961,637	4,821,322
Greenway Health, LLC (fka Vitera Healthcare Solutions, LLC), Term Loan — First Lien (ICE LIBOR USD 3 month + 3.75%, 1.00% Floor), 8.48%, 2/16/2024	2,852,558	1,985,380
nThrive, Inc. (fka Precyse Acquisition Corp.), Term Loan — Second Lien (ICE LIBOR USD 1 month + 6.75%, 0.50% Floor), 11.13%, 12/17/2029	2,000,000	1,538,120
		8,344,822
Heavy Electrical Equipment — 0.6%
Arcline FM Holding, LLC (Fairbanks), Initial Term Loan — First Lien (ICE LIBOR USD 3 month + 4.75%, 0.75% Floor), 9.48%, 6/23/2028‡	2,962,500	2,824,240

First Eagle Credit Opportunities Fund | Annual Report | December 31, 2022

First Eagle Credit Opportunities Fund | Consolidated Schedule of Investments | December 31, 2022

Investments	Principal Amount ($)	Value ($)
Hotels, Resorts & Cruise Lines — 2.7%
Alpine X, 2nd Amendment Revolver — First Lien (SOFR 3 month + 6.00%, 1.00% Floor), 9.82%, 12/27/2027‡ (c)(e)	28,571	28,286
Alpine X, Delayed Draw Term Loan — First Lien (SOFR 3 month + 6.00%, 1.00% Floor), 9.82%, 12/27/2027‡ (c)(e)	608,762	602,674
Alpine X, Revolver — First Lien (SOFR 3 month + 6.00%, 1.00% Floor), 9.82%, 12/27/2027‡ (c)(e)	60,876	60,268
Alpine X, Second Amendment Incremental Term Loan 2022 — First Lien (SOFR 3 month + 6.00%, 1.00% Floor), 9.82%, 12/27/2027‡ (c)(d)(e)	1,000,000	990,000
Alpine X, Term Loan — First Lien (SOFR 3 month + 6.00%, 1.00% Floor), 9.82%, 12/27/2027‡ (c)(d)(e)	945,743	936,285
AP Gaming I LLC (American Gaming Systems), Term Loan B — First Lien (SOFR 3 month + 4.00%, 0.75% Floor), 8.73%, 2/15/2029‡ (d)	997,487	947,613
Mileage Plus Holdings, Inc., Initial Term Loan — First Lien (ICE LIBOR USD 3 month + 5.25%, 1.00% Floor), 10.00%, 6/21/2027	3,715,179	3,828,027
Stats, LLC (Peak Jersey Holdco Ltd), Term Loan — First Lien (ICE LIBOR USD 3 month + 5.25%), 9.90%, 7/10/2026‡ (d)	4,961,637	4,601,918
		11,995,071
Household Products — 0.4%
Lash Opco LLC, Initial Term Loan — First Lien (ICE LIBOR USD 3 month + 7.00%, 1.00% Floor), 11.17%, 3/18/2026‡ (c)(d)(e)	1,908,718	1,889,631
Human Resource & Employment Services — 0.8%
Addison Group (AG Group Holdings, Inc.), Initial Term Loan — First Lien (SOFR 3 month + 4.00%, 0.50% Floor), 8.14%, 12/29/2028‡	997,487	955,094
Danforth Buyer, Inc., First Amendment Additional Term Loan — First Lien (SOFR 3 month + 6.50%, 1.00% Floor), 11.05%, 12/9/2027‡ (c)(d)(e)	1,189,430	1,183,483

First Eagle Credit Opportunities Fund | Annual Report | December 31, 2022

First Eagle Credit Opportunities Fund | Consolidated Schedule of Investments | December 31, 2022

Investments	Principal Amount ($)	Value ($)
Human Resource & Employment Services — 0.8% (continued)
Danforth Buyer, Inc., Initial Term Loan — First Lien (SOFR 3 month + 5.25%, 1.00% Floor), 10.09%, 12/9/2027‡ (c)(d)(e)	1,512,500	1,489,812
		3,628,389
Industrial Machinery — 1.2%
Engineered Machinery Holdings, Inc. (WP Deluxe Merger Sub, Inc. (Duravant)), Incremental Amendment Term Loan — Second Lien (ICE LIBOR USD 3 month + 6.50%, 0.75% Floor), 11.23%, 5/21/2029	500,000	456,665
Restaurant Technologies, Inc. (Eagle Parent Corp.), Initial Term Loan — First Lien (SOFR 3 month + 4.25%, 0.50% Floor), 7.80%, 4/2/2029	249,372	245,444
SPX Flow, Inc., Term Loan — First Lien (SOFR 1 month + 4.50%, 0.50% Floor), 8.92%, 4/5/2029	4,865,884	4,557,435
		5,259,544
Insurance Brokers — 1.9%
Newcleus, LLC, Initial Term Loan — First Lien (ICE LIBOR USD 1 month + 6.00%, 1.00% Floor), 9.67%, 8/2/2026‡ (c)(d)(e)	1,200,203	1,122,190
Portfolio Holding, Inc. (Turbo Buyer/PGM), Amendment No. 3 Incremental Term Loans — First Lien (ICE LIBOR USD 3 month + 6.00%, 1.00% Floor), 8.88%, 12/2/2025‡ (c)(d)(e)	1,975,000	1,955,250
Portfolio Holding, Inc. (Turbo Buyer/PGM), Amendment No. 4 Incremental Delayed Draw Term Loans — First Lien (ICE LIBOR USD 3 month + 6.00%, 1.00% Floor), 8.88%, 12/2/2025‡ (c)(d)(e)	776,245	768,483
Portfolio Holding, Inc. (Turbo Buyer/PGM), Amendment No. 4 Incremental Term Loans — First Lien (ICE LIBOR USD 3 month + 6.00%, 1.00% Floor), 8.88%, 12/2/2025‡ (c)(d)(e)	1,161,676	1,150,059
Socius Insurance Services, Inc., Closing Date Term Loan — First Lien (ICE LIBOR USD 3 month + 5.00%, 1.00% Floor), 9.73%, 6/30/2027‡ (c)(d)(e)	1,209,649	1,197,553
Tricor, LLC, Delayed Draw Term Loan — First Lien (ICE LIBOR USD 3 month + 5.50%, 1.00% Floor), 9.94%, 10/22/2026‡ (c)(e)	402,052	395,016

First Eagle Credit Opportunities Fund | Annual Report | December 31, 2022

First Eagle Credit Opportunities Fund | Consolidated Schedule of Investments | December 31, 2022

Investments	Principal Amount ($)	Value ($)
Insurance Brokers — 1.9% (continued)
Tricor, LLC, Revolving Loan — First Lien (ICE LIBOR USD 3 month + 5.25%, 1.00% Floor), 9.56%, 10/22/2026‡ (c)(e)	86,538	85,024
Tricor, LLC, Term Loan — First Lien (ICE LIBOR USD 1 month + 5.25%, 1.00% Floor), 9.38%, 10/22/2026‡ (c)(d)(e)	1,919,422	1,885,833
		8,559,408
Interactive Media & Services — 1.2%
Ingenio LLC, First Amendment Term Loan — First Lien (ICE LIBOR USD 1 month + 7.40%, 1.00% Floor), 11.80%, 8/3/2026‡ (c)(d)(e)	4,102,758	4,020,703
Ingenio LLC, Term Loan — First Lien (ICE LIBOR USD 1 month + 7.40%, 1.00% Floor), 11.80%, 8/3/2026‡ (c)(d)(e)	1,325,192	1,298,688
		5,319,391
Internet & Direct Marketing Retail — 2.9%
Delivery Hero SE, Initial Dollar Term Loan — First Lien (SOFR 3 month + 5.75%, 0.50% Floor), 10.01%, 8/12/2027 (c)	3,980,000	3,848,998
Everlane, Inc., Term Loan — First Lien (SOFR 1 month + 6.50%, 1.00% Floor), 10.62%, 3/31/2025‡ (c)(e)	3,750,000	3,675,000
Kobra International, LTD. (d/b/a Nicole Miller), Term Loan — First Lien (ICE LIBOR USD 1 month + 7.00%, 1.00% Floor), 11.37%, 5/17/2025‡ (c)(e)	3,024,615	3,024,616
Sweetwater Borrower LLC, Initial Term Loan — First Lien (ICE LIBOR USD 1 month + 4.25%, 0.75% Floor), 8.69%, 8/7/2028‡	2,745,828	2,553,620
		13,102,234
Internet Services & Infrastructure — 1.2%
Go Daddy Operating Company LLC (GD Finance Co., Inc.), Term Loan B — First Lien (SOFR 1 month + 3.25%), 7.68%, 11/9/2029	3,000,000	2,998,950
Technology Partners, LLC (Imagine Software), Term Loan — First Lien (ICE LIBOR USD 3 month + 5.50%, 1.00% Floor), 10.14%, 11/16/2027‡ (c)(d)(e)	2,310,445	2,258,460
		5,257,410

First Eagle Credit Opportunities Fund | Annual Report | December 31, 2022

First Eagle Credit Opportunities Fund | Consolidated Schedule of Investments | December 31, 2022

Investments	Principal Amount ($)	Value ($)
IT Consulting & Other Services — 5.2%
Alpine SG, LLC (ASG), April 2022 Term Loan — First Lien (SOFR 1 month + 6.00%, 1.00% Floor), 10.32%, 11/5/2027‡ (c)(d)(e)	708,496	694,326
Alpine SG, LLC (ASG), Initial Term Loan Commitment — First Lien (SOFR 3 month + 6.00%, 1.00% Floor), 10.24%, 11/5/2027‡ (c)(d)(e)	1,351,194	1,324,170
Alpine SG, LLC (ASG), November 2021 Term Loan — First Lien (SOFR 1 month + 6.00%, 1.00% Floor), 10.84%, 11/5/2027‡ (c)(d)(e)	2,101,990	2,059,950
Asurion, LLC, New B-10 Term Loan — First Lien, 8/19/2028 (b)	2,493,750	2,231,283
Asurion, LLC, Term Loan B3 — Second Lien (ICE LIBOR USD 1 month + 5.25%), 9.63%, 1/31/2028	3,000,000	2,357,490
Automated Control Concepts, Inc., Revolver — First Lien (ICE LIBOR USD 3 month + 6.50%, 1.00% Floor), 11.23%, 10/22/2026‡ (c)(e)	104,167	100,000
Automated Control Concepts, Inc., Term Loan — First Lien (ICE LIBOR USD 3 month + 6.50%, 1.00% Floor), 11.23%, 10/22/2026‡ (c)(d)(e)	2,276,484	2,185,425
Eliassen Group, LLC, 2022 Delayed Draw Term Loan — First Lien (SOFR 3 month + 5.50%, 0.75% Floor), 8.88%, 4/14/2028‡ (c)(e)	83,125	82,294
Eliassen Group, LLC, Initial Term Loan — First Lien (SOFR 3 month + 5.50%, 0.75% Floor), 10.09%, 4/14/2028‡ (c)(d)(e)	2,438,333	2,413,950
MarkLogic Corporation, Incremental Delayed Draw Term Loan — First Lien (SOFR 3 month + 6.50%, 1.00% Floor), 10.87%, 10/20/2025‡ (c)(e)	291,118	291,118
MarkLogic Corporation, Incremental Term Loan — First Lien (SOFR 3 month + 6.50%, 1.00% Floor), 10.85%, 10/20/2025‡ (c)(d)(e)	434,482	434,482
MarkLogic Corporation, Term Loan — First Lien (SOFR 3 month + 6.50%, 1.00% Floor), 10.85%, 10/20/2025‡ (c)(d)(e)	2,737,008	2,737,008

First Eagle Credit Opportunities Fund | Annual Report | December 31, 2022

First Eagle Credit Opportunities Fund | Consolidated Schedule of Investments | December 31, 2022

Investments	Principal Amount ($)	Value ($)
IT Consulting & Other Services — 5.2% (continued)
Marlin DTC — LS Midco 2, LLC (Clarus Commerce, LLC), 2A TL — First Lien (ICE LIBOR USD 3 month + 6.50%, 1.00% Floor), 10.73%, 7/1/2025‡ (c)(d)(e)	1,524,327	1,516,705
Park Place Technologies, LLC, Closing Date Term Loan — First Lien (SOFR 1 month + 5.00%, 1.00% Floor), 9.42%, 11/10/2027 (d)	5,203,750	4,920,796
		23,348,997
Leisure Facilities — 0.7%
Bandon Fitness Texas, Inc, Delayed Draw Term Loan — First Lien (SOFR 3 month + 6.00%), 7.00%, 7/27/2028‡ (c)(e)	93,783	92,376
Bandon Fitness Texas, Inc., Initial Term Loan — First Lien (SOFR 3 month + 6.00%), 10.20%, 7/27/2028‡ (c)(d)(e)	2,935,592	2,891,557
Bandon Fitness Texas, Inc., Revolver — First Lien (SOFR 3 month + 6.00%, 1.00% Floor), 10.38%, 7/27/2028‡ (c)(e)	147,297	145,088
		3,129,021
Leisure Products — 0.8%
Abe Investment Holdings, Inc. (Getty Images, Inc.), Initial Dollar Term Loan — First Lien (ICE LIBOR USD 1 month + 4.50%), 8.88%, 2/19/2026	3,453,577	3,451,419
Life Sciences Tools & Services — 1.6%
Sequoia Consulting Group, LLC, Term Loan — First Lien (ICE LIBOR USD 3 month + 5.25%, 1.00% Floor), 9.00%, 12/17/2026‡ (c)(d)(e)	2,342,951	2,296,092
Velocity Clinical Research, Facility B1 Term Loan — First Lien (SOFR 3 month + 6.50%), 11.03%, 3/31/2028‡ (c)(d)(e)	4,965,722	4,853,993
Velocity Clinical Research, Revolver — First Lien (SOFR 3 month + 6.50%, 0.75% Floor), 11.03%, 3/31/2028‡ (c)(e)	124,263	121,466
		7,271,551
Managed Health Care — 0.5%
Lighthouse Behavioral Health Solutions, Delayed Draw Term Loan — First Lien (SOFR 3 month + 5.75%, 1.00% Floor), 10.11%, 3/28/2028‡ (c)(e)	316,794	315,210

First Eagle Credit Opportunities Fund | Annual Report | December 31, 2022

First Eagle Credit Opportunities Fund | Consolidated Schedule of Investments | December 31, 2022

Investments	Principal Amount ($)	Value ($)
Managed Health Care — 0.5% (continued)
Lighthouse Behavioral Health Solutions, Revolving Loan — First Lien (SOFR 3 month + 5.75%, 1.00% Floor), 10.51%, 3/28/2028‡ (c)(e)	488,550	486,107
Lighthouse Behavioral Health Solutions, Term Loan — First Lien (ICE LIBOR USD 3 month + 5.75%, 1.00% Floor), 10.48%, 3/28/2028‡ (c)(d)(e)	1,515,267	1,507,691
		2,309,008
Marine Ports & Services — 0.6%
Limetree Bay Terminals, LLC (Limetree Bay Financing, LLC), 2022 Term Facility — First Lien (SOFR 3 month + 4.00%, 1.00% Floor, 1.00% PIK), 9.84%, 2/15/2024	3,922,841	2,748,028
Metal & Glass Containers — 0.7%
Canister International Group Inc, Initial Term Loan — First Lien (ICE LIBOR USD 1 month + 4.75%), 9.13%, 12/21/2026	997,436	992,453
Pretium Packaging Holdings Inc., Initial Term Loan — First Lien (ICE LIBOR USD 3 month + 4.00%, 0.50% Floor), 7.99%, 10/2/2028 (b)	1,454,542	1,166,754
Pretium Packaging Holdings, Inc., Term Loan — Second Lien (ICE LIBOR USD 3 month + 6.75%, 0.50% Floor), 10.99%, 10/1/2029	1,963,091	1,224,488
		3,383,695
Mortgage REITs — 1.3%
Starwood Property Trust, Inc., Term Loan B 2022 — First Lien (SOFR 1 month + 3.25%, 0.50% Floor), 7.57%, 11/18/2027 (b)	6,000,000	5,925,000
Movies & Entertainment — 1.2%
Delta 2 Lux Sarl (aka: Formula One/Alpha Topco Ltd), Facility B Loan — First Lien, 1/15/2030 (b)	1,000,000	1,000,750
WildBrain Ltd. (DHX Media), Term Loan B — First Lien (SOFR 1 month + 4.25%, 0.75% Floor), 8.69%, 3/24/2028 (d)	4,949,622	4,544,372
		5,545,122

First Eagle Credit Opportunities Fund | Annual Report | December 31, 2022

First Eagle Credit Opportunities Fund | Consolidated Schedule of Investments | December 31, 2022

Investments	Principal Amount ($)	Value ($)
Multi-Sector Holdings — 1.0%
Auxey Bidco Ltd. (Alexander Mann Solutions), Facility B (USD) — First Lien (ICE LIBOR USD 1 month + 5.00%), 9.38%, 6/16/2025‡ (c)	4,562,500	4,374,297
Office Services & Supplies — 0.7%
Equiniti Group PLC (AST/Armor Holdco), Initial Dollar Term Loan — First Lien (SOFR 6 month + 4.50%), 9.54%, 12/11/2028‡ (b)	3,000,000	2,981,250
Packaged Foods & Meats — 1.4%
Alpine US Bidco LLC (Aryzta North America) (Aspire Bakeries), Initial Term Loan — First Lien (ICE LIBOR USD 1 month + 5.25%, 0.75% Floor), 9.54%, 5/3/2028‡	1,704,588	1,619,359
Bengal Debt Sub Merger LLC (Tropicana, Naked Juice), Initial Term Loan — First Lien (SOFR 3 month + 3.25%, 0.50% Floor), 7.93%, 1/24/2029	995,000	894,808
Bengal Debt Sub Merger LLC (Tropicana, Naked Juice), Term Loan — Second Lien (SOFR 3 month + 6.00%, 0.50% Floor), 10.68%, 1/24/2030	4,915,863	3,973,394
		6,487,561
Paper Packaging — 1.0%
Advanced Web Technologies (AWT), Delayed Draw Term Loan — First Lien (ICE LIBOR USD 1 month + 6.25%, 1.00% Floor), 10.60%, 12/17/2026‡ (c)(d)(e)	313,323	308,623
Advanced Web Technologies (AWT), First Amendment Delayed Draw Term Loan — First Lien (ICE LIBOR USD 1 month + 6.25%, 1.00% Floor), 10.60%, 12/17/2026‡ (c)(e)	331,667	326,692
Advanced Web Technologies (AWT), First Requested Incremental Term Loan — First Lien (ICE LIBOR USD 1 month + 6.50%, 1.00% Floor), 10.85%, 12/17/2026‡ (c)(d)(e)	997,500	987,525
Advanced Web Technologies (AWT), Term Loan — First Lien (ICE LIBOR USD 1 month + 6.25%, 1.00% Floor), 10.60%, 12/17/2026‡ (c)(d)(e)	794,625	782,705
Golden West Packaging Group LLC, Initial Term Loan — First Lien (ICE LIBOR USD 1 month + 5.25%, 0.75% Floor), 9.63%, 12/1/2027‡ (c)	1,962,500	1,908,531
		4,314,076

First Eagle Credit Opportunities Fund | Annual Report | December 31, 2022

First Eagle Credit Opportunities Fund | Consolidated Schedule of Investments | December 31, 2022

Investments	Principal Amount ($)	Value ($)
Paper Products — 1.1%
R-Pac International Corp. (Project Radio), Initial Term Loan — First Lien (ICE LIBOR USD 1 month + 6.00%, 0.75% Floor), 10.38%, 12/29/2027‡ (c)(e)	4,962,500	4,863,250
Personal Products — 2.3%
ASP MSG Acquisition Co., Inc. ( Milk Specialties), Initial Term Loan (2021) — First Lien (ICE LIBOR USD 3 month + 4.00%, 1.00% Floor), 8.73%, 8/15/2025 (d)	2,987,399	2,987,399
ASP MSG Acquisition Co., Inc. ( Milk Specialties), Term Loan — Second Lien (ICE LIBOR USD 3 month + 7.50%, 0.75% Floor), 12.23%, 2/16/2026‡ (c)(d)	3,000,000	3,015,000
Olaplex, Inc., Initial Term Loan — First Lien (SOFR 1 month + 3.50%, 0.50% Floor), 7.92%, 2/23/2029‡ (d)	1,990,000	1,865,625
Revlon Consumer Products Corporation, New SISO Term Loans — Second Lien (PRIME 3 month + 4.00%, 1.75% Floor), 11.50%, 5/7/2024‡ (e)	2,500,000	2,500,000
		10,368,024
Pharmaceuticals — 2.0%
Alvogen Pharma US, Inc., June 2022 Loan — First Lien (SOFR 3 month + 7.50%, 1.00% Floor), 12.23%, 6/30/2025‡	3,763,234	3,311,645
ANI Pharmaceuticals, Inc., Initial Term Loan — First Lien (ICE LIBOR USD 1 month + 6.00%, 0.75% Floor), 10.38%, 11/19/2027‡	5,166,411	4,908,090
Carestream Health, Inc., Term Loan — First Lien (SOFR 1 month + 7.50%, 1.00% Floor), 12.18%, 9/30/2027‡ (d)	882,123	674,824
		8,894,559
Real Estate Services — 1.6%
Avison Young (Canada) Inc., Fifth Amendment Incremental Term Loan — First Lien (SOFR 1 month + 7.00%), 10.19%, 1/31/2026‡	1,995,000	1,785,525
Avison Young (Canada) Inc., Term Loan B — First Lien (SOFR 1 month + 5.75%), 10.19%, 1/31/2026‡ (d)	2,948,810	2,469,628

First Eagle Credit Opportunities Fund | Annual Report | December 31, 2022

First Eagle Credit Opportunities Fund | Consolidated Schedule of Investments | December 31, 2022

Investments	Principal Amount ($)	Value ($)
Real Estate Services — 1.6% (continued)
Hudson's Bay Company ULC, Last Out Term Loan — Second Lien (ICE LIBOR USD 1 month + 7.33%, 1.00% Floor), 11.51%, 9/30/2026‡ (c)(d)(e)	2,838,086	2,838,086
		7,093,239
Research & Consulting Services — 3.1%
Axiom Global, Inc., Initial Term Loan — First Lien (ICE LIBOR USD 3 month + 4.75%, 0.75% Floor), 9.04%, 10/1/2026‡ (c)(d)	2,961,832	2,861,870
Camin Cargo Control, Inc., Term Loan — First Lien (ICE LIBOR USD 1 month + 6.50%, 1.00% Floor), 10.88%, 6/4/2026‡ (c)(e)	713,326	709,760
Evergreen Services Group II LLC (Cedar/Pine), Delayed Draw Term Loan — First Lien (ICE LIBOR USD 3 month + 6.50%, 1.00% Floor), 10.73%, 6/11/2027‡ (c)(e)	327,960	318,121
Evergreen Services Group II LLC (Cedar/Pine), Delayed Draw Term Loan A — First Lien (ICE LIBOR USD 3 month + 6.00%, 1.00% Floor), 10.76%, 6/11/2027‡ (c)(e)	1,050,000	1,018,500
Evergreen Services Group II LLC (Cedar/Pine), First Amendment Incremental Term Loan — First Lien (ICE LIBOR USD 3 month + 6.50%, 1.00% Floor), 10.73%, 6/11/2027‡ (c)(d)(e)	1,985,000	1,925,450
Evergreen Services Group II LLC (Cedar/Pine), Initial Term Loan — First Lien (ICE LIBOR USD 3 month + 6.50%, 1.00% Floor), 10.73%, 6/11/2027‡ (c)(d)(e)	670,720	650,598
Teneo Holdings LLC, Initial Term Loan — First Lien (SOFR 1 month + 5.25%, 1.00% Floor), 9.67%, 7/11/2025 (b)(d)	2,992,268	2,887,538
Vaco Holdings LLC, Initial Term Loan — First Lien (SOFR 3 month + 5.00%, 0.75% Floor), 9.73%, 1/21/2029 (b)	2,992,443	2,896,431
Zenith American Holding, Inc. (Harbour Benefit Holding, Inc./HPH-TH Holdings, LLC), Term Loan — First Lien (ICE LIBOR USD 3 month + 5.25%, 1.00% Floor), 9.98%, 12/13/2024‡ (c)(d)(e)	900,619	898,368
		14,166,636

First Eagle Credit Opportunities Fund | Annual Report | December 31, 2022

First Eagle Credit Opportunities Fund | Consolidated Schedule of Investments | December 31, 2022

Investments	Principal Amount ($)	Value ($)
Restaurants — 1.1%
Dave & Buster's, Inc., Term Loan 2022 — First Lien (SOFR 1 month + 5.00%, 0.50% Floor), 9.44%, 6/29/2029	1,995,000	1,988,147
Miller's Ale House, Inc., Term Loan — First Lien (PRIME 3 month + 3.75%), 9.33%, 5/30/2025	3,194,838	3,099,942
Miller's Ale House, Inc., Term Loan — First Lien (SOFR 3 month + 4.75%), 11.25%, 5/30/2025	11,206	10,722
		5,098,811
Security & Alarm Services — 0.5%
Prime Security Services Borrower, LLC (Apollo Security Services Borrower LLC/Protection One Alarm Monitoring, Inc.), 2021 Refinancing Term B-1 Loan — First Lien (ICE LIBOR USD 3 month + 2.75%, 0.75% Floor), 6.50%, 9/23/2026	997,462	989,981
SuperHero Fire Protection, LLC, Closing Date Term Loan — First Lien (ICE LIBOR USD 3 month + 6.25%, 1.00% Floor), 10.98%, 9/1/2026‡ (c)(d)(e)	1,133,478	1,122,144
SuperHero Fire Protection, LLC, Delayed Draw Term Loan — First Lien (ICE LIBOR USD 3 month + 6.25%, 1.00% Floor), 10.98%, 9/1/2026‡ (c)(d)(e)	346,087	342,626
SuperHero Fire Protection, LLC, Revolver — First Lien (ICE LIBOR USD 3 month + 6.25%, 1.00% Floor), 10.76%, 9/1/2026‡ (c)(e)	27,180	26,908
		2,481,659
Soft Drinks — 0.6%
Pegasus BidCo BV (Refresco), (USD) Term Loan — First Lien (SOFR 3 month + 4.25%, 0.50% Floor), 8.52%, 7/12/2029	3,000,000	2,910,000
Specialized Consumer Services — 1.6%
LaserAway, Initial Term Loan — First Lien (ICE LIBOR USD 3 month + 5.75%, 0.75% Floor), 9.76%, 10/14/2027‡ (c)(d)(e)	2,673,000	2,673,000

First Eagle Credit Opportunities Fund | Annual Report | December 31, 2022

First Eagle Credit Opportunities Fund | Consolidated Schedule of Investments | December 31, 2022

Investments	Principal Amount ($)	Value ($)
Specialized Consumer Services — 1.6% (continued)
OVG Business Services, LLC, Initial Term Loan — First Lien (ICE LIBOR USD 1 month + 6.25%, 1.00% Floor), 10.64%, 11/20/2028‡ (c)(d)	4,753,083	4,467,898
		7,140,898
Specialized Finance — 2.7%
Apex Group Treasury Limited, Incremental Term Loan B 2022 — First Lien, 7/27/2028 (b)	500,000	487,500
Apex Group Treasury LLC, Incremental TL B (12/22) — First Lien (SOFR 1 month + 5.00%), 9.33%, 7/27/2028‡ (b)	2,500,000	2,437,500
BCP Qualtek Merger Sub LLC (Qualtek), Tranche B Term — First Lien (ICE LIBOR USD 3 month + 6.25%, 1.00% Floor), 10.66%, 7/18/2025 (c)	4,915,308	3,256,391
Citco Funding LLC, 2022 Term B Loan — First Lien (SOFR 1 month + 3.75%, 0.50% Floor), 7.29%, 4/27/2028	3,990,000	3,970,050
ECL Entertainment, Term Loan B — First Lien (ICE LIBOR USD 1 month + 7.50%, 0.75% Floor), 11.88%, 5/1/2028 (b)(d)	997,468	996,641
iLending LLC, Term Loan — First Lien (ICE LIBOR USD 1 month + 6.00%, 1.00% Floor), 10.38%, 6/21/2026‡ (c)(d)(e)	1,164,957	1,164,957
		12,313,039
Specialty Chemicals — 1.1%
Iris Holding, Inc. (Intertape Polymer Group, Inc.), Initial Term Loan — First Lien (SOFR 3 month + 4.75%, 0.50% Floor), 8.95%, 6/28/2028 (d)	2,992,500	2,729,040
RLG Holdings, LLC, 2022 Incremental Term Loan — First Lien (SOFR 3 month + 5.00%), 8.83%, 7/7/2028‡ (b)	2,524,472	2,385,626
		5,114,666
Specialty Stores — 0.2%
TravelCenters of America, Inc., Initial Term Loan — First Lien (ICE LIBOR USD 6 month + 6.00%, 1.00% Floor), 9.84%, 12/14/2027 (c)(d)	982,500	940,744

First Eagle Credit Opportunities Fund | Annual Report | December 31, 2022

First Eagle Credit Opportunities Fund | Consolidated Schedule of Investments | December 31, 2022

Investments	Principal Amount ($)	Value ($)
Systems Software — 2.3%
Condor Merger Sub, Inc. (McAfee), Tranche B-1 Term Loan — First Lien (SOFR 1 month + 3.75%, 0.50% Floor), 7.97%, 3/1/2029	2,985,000	2,786,707
Idera, Inc., 2021 Refinancing Loan — Second Lien (ICE LIBOR USD 3 month + 6.75%), 10.50%, 3/2/2029‡	1,981,375	1,644,541
McAfee Enterprise (Magenta Buyer LLC), Initial Term Loan — First Lien (ICE LIBOR USD 3 month + 4.75%, 0.75% Floor), 9.17%, 7/27/2028 (d)	2,339,631	2,014,282
McAfee Enterprise (Magenta Buyer LLC), Initial Term Loan — Second Lien (ICE LIBOR USD 3 month + 8.25%, 0.75% Floor), 12.67%, 7/27/2029 (d)	2,000,000	1,590,000
RSA Security LLC (Redstone), Term Loan — Second Lien (ICE LIBOR USD 3 month + 7.75%, 0.75% Floor), 12.11%, 4/27/2029	5,000,000	2,534,400
		10,569,930
Technology Hardware, Storage & Peripherals — 0.9%
TouchTunes (TA TT Buyer), Initial Term Loan — First Lien (SOFR 3 month + 5.00%, 0.50% Floor), 9.58%, 4/2/2029	3,990,000	3,890,250
Textiles — 0.8%
International Textile Group, Inc., Initial Term Loan — First Lien (ICE LIBOR USD 3 month + 5.00%), 8.86%, 5/1/2024	4,940,362	3,462,379
Thrifts & Mortgage Finance — 0.9%
Walker & Dunlop, Inc., Incremental Term Loan B (12/22) — First Lien, 12/16/2028‡ (b)	4,083,707	4,042,870
Tires & Rubber — 0.5%
The Carlstar Group, Initial Term Loan — First Lien (SOFR 1 month + 6.50%), 10.92%, 7/8/2027‡ (c)(d)(e)	2,445,238	2,396,333
Trading Companies & Distributors — 2.1%
Apex Service Partners, LLC, Ninth Amendment Incremental DDTL — First Lien (ICE LIBOR USD 3 month + 5.25%, 1.00% Floor), 9.67%, 7/31/2025‡ (c)(d)(e)	792,652	792,652
Apex Service Partners, LLC, Ninth Amendment Incremental Term Loan — First Lien (ICE LIBOR USD 3 month + 5.25%, 1.00% Floor), 9.42%, 7/31/2025‡ (c)(d)(e)	528,000	528,000

First Eagle Credit Opportunities Fund | Annual Report | December 31, 2022

First Eagle Credit Opportunities Fund | Consolidated Schedule of Investments | December 31, 2022

Investments	Principal Amount ($)	Value ($)
Trading Companies & Distributors — 2.1% (continued)
Apex Service Partners, LLC, Revolver — First Lien (ICE LIBOR USD 6 month + 5.25%, 1.00% Floor), 9.98%, 7/31/2025‡ (c)(e)	28,070	28,070
FloWorks International LLC, Initial Term Loan — First Lien (SOFR 1 month + 5.75%, 0.50% Floor), 10.04%, 12/27/2028‡ (c)	2,985,000	2,776,050
Parts Town (PT Intermediate Holdings III LLC), 2022 Incremental Term Loan — First Lien (ICE LIBOR USD 3 month + 5.50%, 1.00% Floor), 10.23%, 11/1/2028‡ (c)	1,488,750	1,444,087
Parts Town (PT Intermediate Holdings III LLC), Term B Loan — First Lien (ICE LIBOR USD 3 month + 5.50%, 1.00% Floor), 10.23%, 11/1/2028‡ (c)	2,970,000	2,880,900
Yak Access LLC (Yak Mat), Incremental Term Loan (12/22) — First Lien (PRIME 3 month + 7.25%), 14.75%, 1/27/2023‡ (d)(e)	680,756	689,266
Yak Access LLC (Yak Mat), Super Priority Term Loan (10/22) — First Lien (PRIME 3 month + 7.25%), 11.48%, 1/27/2023‡ (d)(e)	423,362	428,654
		9,567,679
Trucking — 3.4%
A&R Logistics Holdings, Inc., Tranche 7 Incremental Term Loan — First Lien (SOFR 3 month + 5.75%, 1.00% Floor), 9.99%, 5/3/2025‡ (c)(d)(e)	3,288,463	3,288,463
A&R Logistics Holdings, Inc., Tranche 9 Incremental Term Loan — First Lien (SOFR 3 month + 6.25%, 1.00% Floor), 10.72%, 5/3/2025‡ (c)(d)(e)	622,222	622,222
Avis Budget Car Rental, LLC, Term Loan C — First Lien (SOFR 1 month + 3.50%, 0.50% Floor), 7.92%, 3/16/2029	2,992,462	2,955,071
First Student Bidco, Inc. (First Transit Parent, Inc.), Incremental Term B Loan — First Lien (SOFR 3 month + 4.00%, 0.50% Floor), 8.68%, 7/21/2028	2,805,195	2,671,948
First Student Bidco, Inc. (First Transit Parent, Inc.), Incremental Term C Loan — First Lien (SOFR 3 month + 4.00%, 0.50% Floor), 8.68%, 7/21/2028	194,805	185,552
Stonepeak Taurus Lower Holdings LLC (TRAC), Term Loan — Second Lien (SOFR 3 month + 7.00%, 0.50% Floor), 11.68%, 1/28/2030‡	5,000,000	4,675,000

First Eagle Credit Opportunities Fund | Annual Report | December 31, 2022

First Eagle Credit Opportunities Fund | Consolidated Schedule of Investments | December 31, 2022

Investments	Principal Amount ($)	Value ($)
Trucking — 3.4% (continued)
Uber Technologies, Inc., 2021 Incremental Term Loan — First Lien (ICE LIBOR USD 3 month + 3.50%), 8.23%, 4/4/2025	997,389	997,923
		15,396,179
Wireless Telecommunication Services — 0.4%
CCI Buyer, Inc. (Consumer Cellular), Initial Term Loan — First Lien (SOFR 3 month + 4.00%, 0.75% Floor), 8.58%, 12/17/2027	972,274	931,438
NWN Parent Holdings LLC, Term Loan — First Lien (ICE LIBOR USD 3 month + 8.00%, 1.00% Floor), 12.74%, 5/7/2026‡ (c)(d)(e)	979,610	901,241
		1,832,679
Total Senior Loans (Cost $522,188,899)		493,539,820
Corporate Bonds — 10.1%
Aerospace & Defense — 1.1%
TransDigm, Inc. 6.25%, 3/15/2026 (f)	5,000,000	4,930,950
Airlines — 2.3%
American Airlines, Inc. 5.50%, 4/20/2026 (f)	5,000,000	4,808,232
5.75%, 4/20/2029 (f)	1,000,000	913,956
United Airlines, Inc. 4.38%, 4/15/2026 (f)	5,000,000	4,634,630
		10,356,818
Chemicals — 0.2%
Vibrantz Technologies, Inc. 9.00%, 2/15/2030 (f)	1,000,000	754,661
Commercial Services & Supplies — 1.1%
Aramark Services, Inc. 6.38%, 5/1/2025 (f)	5,000,000	4,938,550
Containers & Packaging — 2.3%
Berry Global, Inc. 4.88%, 7/15/2026 (f)	5,000,000	4,813,778
Mauser Packaging Solutions Holding Co. 7.25%, 4/15/2025 (f)	6,000,000	5,548,300
		10,362,078

First Eagle Credit Opportunities Fund | Annual Report | December 31, 2022

First Eagle Credit Opportunities Fund | Consolidated Schedule of Investments | December 31, 2022

Investments	Principal Amount ($)	Value ($)
Diversified Consumer Services — 0.1%
WW International, Inc. 4.50%, 4/15/2029 (f)	1,000,000	499,590
Diversified Financial Services — 0.2%
Armor Holdco, Inc. 8.50%, 11/15/2029 (f)	1,000,000	748,068
Entertainment — 0.2%
Allen Media LLC 10.50%, 2/15/2028 (f)	3,000,000	1,140,000
Media — 0.4%
Univision Communications, Inc. 7.38%, 6/30/2030 (f)	2,000,000	1,911,400
Real Estate Management & Development — 0.3%
WeWork Cos. LLC 5.00%, 7/10/2025 (f)	200,000	65,500
WeWork Cos., Inc. 7.88%, 5/1/2025 (f)	3,000,000	1,140,000
		1,205,500
Road & Rail — 0.1%
PECF USS Intermediate Holding III Corp. 8.00%, 11/15/2029 (f)	1,000,000	649,690
Software — 1.0%
AthenaHealth Group, Inc. 6.50%, 2/15/2030 (f)	1,000,000	736,932
Condor Merger Sub, Inc. 7.38%, 2/15/2030 (f)	2,000,000	1,608,062
Rocket Software, Inc. 6.50%, 2/15/2029 (f)	3,000,000	2,364,979
		4,709,973
Specialty Retail — 0.1%
Michaels Cos., Inc. (The) 7.88%, 5/1/2029 (f)	1,000,000	668,168
Trading Companies & Distributors — 0.7%
United Rentals North America, Inc. 6.00%, 12/15/2029 (f)	3,000,000	2,981,250
Total Corporate Bonds (Cost $52,940,670)		45,856,696

First Eagle Credit Opportunities Fund | Annual Report | December 31, 2022

First Eagle Credit Opportunities Fund | Consolidated Schedule of Investments | December 31, 2022

Investments	Shares	Value ($)
Common Stocks — 0.0% (g)
Electric Utilities — 0.0% (g)
Frontera Generation Holdings LLC*‡	62,500	938
Transportation Infrastructure — 0.0% (g)
Limetree Bay Cayman, Ltd.*‡ (e)	1,430	14
Total Common Stocks (Cost $—)		952
Short-Term Investments — 8.4%
Investment Companies — 8.4%
JPMorgan U.S. Government Money Market Fund, Capital Shares, 4.19%, (h) (Cost $37,899,574)	37,899,574	37,899,574
Total Investments — 127.7% (Cost $613,029,143)		577,297,042
Credit Facility — (24.3%) (Cost $110,000,000)		(110,000,000)
Liabilities in excess of other assets — (3.4%)		(15,058,506)
Net Assets — 100.0%		452,238,536

*  Non-income producing security.

‡  Value determined using significant unobservable inputs.

(a)  Senior loans pay interest at rates that are periodically determined on the basis of a floating benchmark lending rate, sometimes subject to a floor, plus a spread, unless otherwise indicated. The most popular benchmark lending rates are LIBOR (the rate that contributor banks in London charge each other for interbank deposits), SOFR (a broad measure of the cost of borrowing cash overnight collateralized by U.S. Treasury securities in the repurchase agreement market), and the prime rate offered by one or more major U.S. banks ("Prime"). SOFR based contracts may include a credit spread adjustment that is charged in addition to the benchmark rate and the stated spread. LIBOR, SOFR and Prime were utilized as benchmark lending rates for the senior loans at December 31, 2022. The rates shown represent the contractual rates (benchmark rate or floor plus spread) in effect at period end.

(b)  All or a portion of this position has not yet settled as of December 31, 2022. The Fund will not accrue interest on its Senior Loans until the settlement date at which point LIBOR, SOFR or Prime will be established.

(c)  Represents a security that is subject to legal or contractual restrictions on resale. The Fund generally acquires its investments in private transactions exempt from registration under the Securities Act of 1933, as amended, or the Securities Act. Its investments are therefore generally subject to certain limitations on resale, and may be deemed to be "restricted securities" under the Securities Act.

(d)  The Credit Facility is secured by a lien on all or a portion of the security. See Note 10 for additional details.

(e)  Security fair valued as of December 31, 2022 in accordance with procedures approved by the Board of Trustees. Total value of all such securities at December 31, 2022 amounted to $168,288,758, which represents approximately 37.21% of net assets of the Fund.

First Eagle Credit Opportunities Fund | Annual Report | December 31, 2022

First Eagle Credit Opportunities Fund | Consolidated Schedule of Investments | December 31, 2022

(f)  Securities exempt from registration under Rule 144A or section 4(a)2 of the Securities Act of 1933. Total value of all such securities at December 31, 2022 amounted to $45,856,696, which represents approximately 10.14% of net assets of the Fund.

(g)  Represents less than 0.05% of net assets.

(h)  Represents 7-day effective yield as of December 31, 2022.

As of December 31, 2022, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$1,609,102
Aggregate gross unrealized depreciation	(37,578,334)
Net unrealized depreciation	$(35,969,232)
Federal income tax cost	$613,266,274

Abbreviations

ICE  — Intercontinental Exchange

LIBOR  — London Interbank Offered Rate

PIK  — Pay in Kind

SOFR  — Secured Overnight Financing Rate

USD  — United States Dollar

See Notes to Consolidated Financial Statements

First Eagle Credit Opportunities Fund | Annual Report | December 31, 2022

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Consolidated Statement of Assets and Liabilities

December 31, 2022

	First Eagle Credit Opportunities Fund*
Assets
Investments (Cost $613,029,143) (Note 2 and Note 3)	$577,297,042
Cash	3,995,054
Receivable for investments sold	21,683,939
Receivable for Fund shares sold	2,563,199
Accrued interest and dividends receivable	4,220,765
Due from Adviser (Note 6)	685,138
Other assets	2,300,833
Total Assets	612,745,970
Liabilities
Investment advisory fees payable (Note 6)	461,670
Payable for investment purchased	46,651,086
Distribution fees payable (Note 7)	2,750
Administrative fees payable (Note 6)	508,210
Service fees payable (Note 7)	1,511
Trustee fees payable	53,714
Credit facility (Note 10)	110,000,000
Payable for dividends to shareholders	2,299,456
Unrealized depreciation on unfunded delayed draw loan commitments (Note 9)	10,423
Accrued expenses and other liabilities	518,614
Total Liabilities	160,507,434
Net Assets	$452,238,536
Net Assets Consist of
Capital stock (par value, $0.001 per share)	$19,340
Capital surplus	492,471,314
Total distributable earnings (losses)	(40,252,118)
Net Assets	$452,238,536
Class A
Net Assets	$12,844,247
Shares Outstanding	547,224
Net asset value per share and redemption proceeds per share	23.47
Offering price per share (NAV per share plus maximum sales charge)	24.07	(1)
Authorized common shares	Unlimited
Class A-2
Net Assets	$98,646
Shares Outstanding	4,213
Net asset value per share and redemption proceeds per share	23.42	(2)
Offering price per share (NAV per share plus maximum sales charge)	24.02	(1)
Authorized common shares	Unlimited
Class I
Net Assets	$439,295,643
Shares Outstanding	18,788,384
Net asset value per share and redemption proceeds per share	23.38
Authorized common shares	Unlimited

(1)  The maximum sales charge is 2.50% for Class A and Class A-2 shares. Class I shares have no front-end sales charges.

(2)  Net Asset value may not recalculate due to rounding of fractional shares.

*  Financial statements are shown on a consolidated basis and include the balances of the First Eagle Credit Opportunities Fund SPV, LLC.

See Notes to Consolidated Financial Statements

First Eagle Credit Opportunities Fund | Annual Report | December 31, 2022

Consolidated Statement of Operations

Year ended December 31, 2022

First Eagle Credit Opportunities Fund*
Investment Income
Interest	$39,041,291
Dividends	211,677
Total Income	39,252,968
Expenses
Investment advisory fees (Note 6)	5,344,559
Distribution fee (Note 7)
Class A	28,011
Class A-2	289
Shareholder servicing agent fees	448,150
Service fees (Note 7)
Class A-2	144
Administrative costs (Note 6)	1,142,726
Professional fees	1,421,539
Custodian and accounting fees	315,573
Shareholder reporting fees	204,398
Trustees' fees (Note 6)	175,001
Interest expense and fees on borrowings	2,964,810
Registration and filing fees	139,903
Other expenses	70,650
Total Expenses	12,255,753
Expense waiver (Note 6)	(3,793,219)
Net Expenses	8,462,534
Net Investment Income (Note 2)	30,790,434
Realized and Unrealized Gains (Losses) on Investments and Unfunded Delayed Draw Loan Commitments (Note 2 and Note 9)
Net realized gains (losses) from:
Transactions in investments	(5,502,437)
(5,502,437)
Changes in unrealized (depreciation) of:
Investments	(36,709,325)
Unfunded delayed draw loan commitments	12,867
(36,696,458)
Net realized and unrealized (losses) on investments and unfunded delayed draw loan commitments	(42,198,895)
Net Decrease in Net Assets Resulting from Operations	$(11,408,461)

*  Financial statements are shown on a consolidated basis and include the balances of the First Eagle Credit Opportunities Fund SPV, LLC.

See Notes to Consolidated Financial Statements

First Eagle Credit Opportunities Fund | Annual Report | December 31, 2022

Consolidated Statements of Changes in Net Assets

	First Eagle Credit Opportunities Fund*
	For the year ended December 31, 2022	For the year ended December 31, 2021
Operations
Net investment income	$30,790,434	$7,680,214
Net realized gain (loss) from investments, commodity, foreign currency and forward contract related transactions	(5,502,437)	664,377
Change in unrealized appreciation (depreciation) of investments	(36,696,458)	208,004
Net increase (decrease) in net assets resulting from operations	(11,408,461)	8,552,595
Distributions to Shareholders
Distributable earnings:
Class A	(889,754)	(186,929)
Class A-2	(4,855)	—
Class I	(29,298,924)	(7,805,652)
Decrease in net assets resulting from distributions	(30,193,533)	(7,992,581)
Fund Share Transactions
Class A
Net proceeds from shares sold	7,030,999	6,447,892
Net asset value of shares issued for reinvested dividends and distributions	460,547	128,811
Cost of shares redeemed	(967,459)	(2,513)
Increase in net assets from Class A share transactions	6,524,087	6,574,190
Class A-2^
Net proceeds from shares sold	100,000	—
Net asset value of shares issued for reinvested dividends and distributions	4,855	—
Increase in net assets from Class A-2 share transactions	104,855	—
Class I
Net proceeds from shares sold	320,906,950	138,220,350
Net asset value of shares issued for reinvested dividends and distributions	7,900,460	2,002,529
Cost of shares redeemed	(30,533,172)	(521,667)
Increase in net assets from Class I share transactions	298,274,238	139,701,212
Increase in net assets from Fund share transactions	304,903,180	146,275,402
Net increase in net assets	263,301,186	146,835,416
Net Assets (Note 2)
Beginning of period	188,937,350	42,101,934
End of period	$452,238,536	$188,937,350

^  Class A-2 Shares of First Eagle Credit Opportunities Fund commenced investment operations on May 31, 2022.

*  Financial statements are shown on a consolidated basis and include the balances of the First Eagle Credit Opportunities Fund SPV, LLC.

First Eagle Credit Opportunities Fund | Annual Report | December 31, 2022

Consolidated Statements of Changes in Net Assets (continued)

	First Eagle Credit Opportunities Fund*
	For the year ended December 31, 2022	For the year ended December 31, 2021
Changes in Shares Outstanding
Class A
Shares outstanding, beginning of period	289,477	39,896
Shares sold	277,025	244,767
Shares issued on reinvestment of distributions	18,826	4,909
Shares redeemed	(38,104)	(95)
Shares outstanding, end of period	547,224	289,477
Class A-2^
Shares outstanding, beginning of period	—	—
Shares sold	4,010	—
Shares issued on reinvestment of distributions	203	—
Shares outstanding, end of period	4,213	—
Class I
Shares outstanding, beginning of period	6,924,692	1,612,884
Shares sold	12,787,649	5,255,371
Shares issued on reinvestment of distributions	325,128	76,207
Shares redeemed	(1,249,085)	(19,770)
Shares outstanding, end of period	18,788,384	6,924,692

^  Class A-2 Shares of First Eagle Credit Opportunities Fund commenced investment operations on May 31, 2022.

*  Financial statements are shown on a consolidated basis and include the balances of the First Eagle Credit Opportunities Fund SPV, LLC.

See Notes to Consolidated Financial Statements

First Eagle Credit Opportunities Fund | Annual Report | December 31, 2022

Consolidated Statement of Cash Flows

Year ended December 31, 2022

First Eagle Credit Opportunities Fund*
Cash Flows from (Used in) Operating Activities:
Net decrease in net assets resulting from operations	$(11,408,461)
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by (used in) operating activities:
Payments to purchase investments	(530,447,654)
Proceeds from sale and paydowns of investments	182,835,147
Net increase in short term investments	(20,181,632)
Realized (gain) loss on investments	5,502,437
Change in unrealized (appreciation) depreciation on investments	36,709,325
Amortization (accretion) of bond premium (discount)	(1,674,837)
Change in unrealized (appreciation) depreciation on unfunded delayed draw loan commitments	(12,867)
(Increases) decreases in operating assets:
Accrued interest and dividends receivable	(2,641,811)
Due from Adviser	(7,355)
Due from brokers	928,045
Due from custodian	87,952
Other assets	(1,532,461)
Increases (decreases) in operating liabilities
Investment advisory fees payable	277,796
Administrative fees payable	488,407
Distribution fees payable	1,215
Service fees payable	1,489
Trustee fees payable	53,714
Accrued expenses and other liabilities	(80,616)
Net cash provided by (used in) operating activities	$(341,102,167)
Cash Flows from (Used in) Financing Activities:
Proceeds from shares sold	328,652,954
Payments on shares redeemed	(31,500,631)
Cash distributions paid	(20,238,161)
Borrowings under Credit Facility	66,097,346
Net cash provided by (used in) financing activities	$343,011,508
Net change in cash and cash denominated in foreign currencies	1,909,341
Cash, beginning of period	2,085,713
Cash, end of period	$3,995,054

Supplemental disclosure of cash flow information:

Cash paid during the period for interest in the amount of $3,403,299.

Non-cash financing activities consist of reinvestment of distributions in the amount $8,365,862.

*  Financial statements are shown on a consolidated basis and include the balances of the First Eagle Credit Opportunities Fund SPV, LLC.

See Notes to Consolidated Financial Statements

First Eagle Credit Opportunities Fund | Annual Report | December 31, 2022

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First Eagle Credit Opportunities Fund

Financial Highlights

	Per share operating performance*
Class A	For the Year Ended December 31, 2022**	For the Year Ended December 31, 2021**	For the Period 12/02/20^ - 12/31/20
Investment Operations
Net asset value, beginning of period	$26.22	$25.48	$25.15
Net investment income	2.10	2.10	0.10
Net realized and unrealized gains (losses) on investments and unfunded delayed draw loan commitments	(2.93)	0.53	0.32
Total investment operations	(0.83)	2.63	0.42
Less Dividends and Distributions
From net investment income	(1.91)	(1.81)	(0.09)
From capital gains	(0.01)	(0.08)	—
Total distributions	(1.92)	(1.89)	(0.09)
Net asset value, end of period	$23.47	$26.22	$25.48
Total return(a)	(3.23)%	10.60%	1.62	%(b)
Net assets, end of period (thousands)	$12,844	$7,592	$1,016
Ratios to Average Net Assets
Operating expenses excluding fee waivers	3.76%	4.83%	5.45	%(c)
Operating expenses including fee waivers	2.62%	2.28%	2.75	%(c)
Net investment income excluding fee waivers	7.36%	5.47%	2.16	%(c)
Net investment income including fee waivers	8.50%	8.02%	4.86	%(c)
Supplemental Data
Portfolio turnover rate	49.93%	73.15%	21.38	%(b)

^  Commencement of investment operations.

*  Per share amounts have been calculated using the average shares method.

**  Financial statements are shown on a consolidated basis and include the balances of the First Eagle Credit Opportunities Fund SPV, LLC.

(a)  Does not take into account the sales charge of 2.50% for Class A shares. Prior to April 30, 2022, the sales charge for Class A was 3.50%, which was also not taken into account.

(b)  Not annualized.

(c)  Annualized.

See Notes to Consolidated Financial Statements

First Eagle Credit Opportunities Fund | Annual Report | December 31, 2022

First Eagle Credit Opportunities Fund

Financial Highlights

	Per share operating performance*
Class A-2	For the Period 5/31/22^ - 12/31/22**
Investment Operations
Net asset value, beginning of period	$24.94
Net investment income	1.18
Net realized and unrealized losses on investments and unfunded delayed draw loan commitments	(1.51)
Total investment operations	(0.33)
Less Dividends and Distributions
From net investment income	(1.18)
From capital gains	(0.01)
Total distributions	(1.19)
Net asset value, end of period	$23.42
Total return(a)	(1.34	)%(b)
Net assets, end of period (thousands)	$99
Ratios to Average Net Assets
Operating expenses excluding fee waivers	4.39	%(c)
Operating expenses including fee waivers	3.57	%(c)
Net investment income excluding fee waivers	7.50	%(c)
Net investment income including fee waivers	8.32	%(c)
Supplemental Data
Portfolio turnover rate	49.93	%(b)

^  Commencement of investment operations.

*  Per share amounts have been calculated using the average shares method.

**  Financial statements are shown on a consolidated basis and include the balances of the First Eagle Credit Opportunities Fund SPV, LLC.

(a)  Does not take into account the sales charge of 2.50% for Class A-2 shares.

(b)  Not annualized.

(c)  Annualized.

See Notes to Consolidated Financial Statements

First Eagle Credit Opportunities Fund | Annual Report | December 31, 2022

First Eagle Credit Opportunities Fund

Financial Highlights

	Per share operating performance*
Class I	For the Year Ended December 31, 2022***	For the Year Ended December 31, 2021***	For the Period 9/15/20^ - 12/31/20
Investment Operations
Net asset value, beginning of period	$26.19	$25.47	$25.00
Net investment income	2.17	2.27	0.33
Net realized and unrealized gains (losses) on investments and unfunded delayed draw loan commitments	(2.94)	0.57	0.45
Total investment operations	(0.77)	2.84	0.78
Less Dividends and Distributions
From net investment income	(2.03)	(2.04)	(0.30)
From capital gains	(0.01)	(0.08)	(0.00	)**
Return of capital	—	—	(0.01)
Total distributions	(2.04)	(2.12)	(0.31)
Net asset value, end of period	$23.38	$26.19	$25.47
Total return	(3.02)%	11.45%	3.13	%(a)
Net assets, end of period (thousands)	$439,296	$181,346	$41,086
Ratios to Average Net Assets
Operating expenses excluding fee waivers	3.48%	4.18%	4.70	%(b)
Operating expenses including fee waivers	2.41%	1.70%	2.00	%(b)
Net investment income excluding fee waivers	7.71%	6.15%	1.74	%(b)
Net investment income including fee waivers	8.79%	8.63%	4.44	%(b)
Supplemental Data
Portfolio turnover rate	49.93%	73.15%	21.38	%(a)

^  Commencement of investment operations.

*  Per share amounts have been calculated using the average shares method.

**  Amount represents less than $0.01 per share.

***  Financial statements are shown on a consolidated basis and include the balances of the First Eagle Credit Opportunities Fund SPV, LLC.

(a)  Not annualized.

(b)  Annualized.

See Notes to Consolidated Financial Statements

First Eagle Credit Opportunities Fund | Annual Report | December 31, 2022

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Notes to Consolidated Financial Statements

Note 1 — Organization

First Eagle Credit Opportunities Fund (the "Fund") is a non-diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act") that continuously offers its shares of beneficial interest (the "Common Shares"), and is operated as an "interval fund." The Fund was organized as a Delaware statutory trust on July 8, 2020, pursuant to a Declaration of Trust governed by the laws of the State of Delaware as amended and restated by the Amended and Restated Declaration of Trust, dated as of September 4, 2020.

The Fund's primary investment objective is to provide current income, with a secondary objective of providing long-term risk-adjusted returns. The Fund seeks to achieve its investment objective by investing in a portfolio of a variety of credit asset classes. The Fund will invest, under normal market conditions, at least 80% of its Managed Assets, defined as total assets of the Fund (including any assets attributable to borrowings for investment purposes) minus the sum of the Fund's accrued liabilities (other than liabilities representing borrowings for investment purposes), in a credit portfolio of below investment grade credit assets including syndicated bank loans, middle market "club" loans (senior secured loans in middle market companies funded by an arranged group of lenders that generally does not involve syndication), direct lending (consisting of first lien loans, including unitranche loans), asset-based loans, and high-yield bonds (commonly referred to as "junk" bonds).

The Fund currently offers three classes of Common Shares: Class A Shares, Class A-2 Shares and Class I Shares. The Fund has been granted exemptive relief (the "Exemptive Relief") from the Securities and Exchange Commission (the "SEC") that permits the Fund to issue multiple classes of shares and to impose asset-based distribution fees and early-withdrawal fees. The Fund may offer additional classes of shares in the future.

First Eagle Investment Management, LLC (the "Adviser") is the investment adviser of the Fund. The Adviser is a subsidiary of First Eagle Holdings, Inc. ("First Eagle Holdings"). A controlling interest in First Eagle Holdings is owned by BCP CC Holdings L.P., a Delaware limited partnership ("BCP CC Holdings"). BCP CC Holdings GP L.L.C., a Delaware limited liability company, is the general partner of BCP CC Holdings and has two managing members, Blackstone Capital Partners VI L.P. ("BCP VI") and Corsair IV Financial Services Capital Partners L.P. ("Corsair IV"). BCP VI and Corsair IV are indirectly controlled by Blackstone Inc. ("Blackstone") and Corsair Capital LLC ("Corsair"), respectively. Investment vehicles indirectly controlled by Blackstone and Corsair and certain co-investors own a majority economic interest in First Eagle Holdings and the Adviser through BCP CC Holdings.

First Eagle Alternative Credit, LLC (the "Subadviser"), in its capacity as the alternative credit group of the Adviser, serves as the Fund's investment subadviser. The Subadviser is an investment adviser for both direct lending and broadly syndicated

First Eagle Credit Opportunities Fund | Annual Report | December 31, 2022

Notes to Consolidated Financial Statements

investments, through public and private vehicles, collateralized loan obligations, separately managed accounts and commingled funds. The Subadviser was formed in 2009 under the name THL Credit Advisors LLC. In January 2020, the Subadviser was acquired by the Adviser and is a wholly-owned subsidiary of the Adviser.

Note 2 — Significant Accounting Policies

The following is a summary of significant accounting policies that are adhered to by the Fund. The Fund is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards (the "FASB") Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles ("GAAP").

a)  Investments in Subsidiaries — The First Eagle Credit Opportunities Fund SPV, LLC (the "SPV"), established on January 11, 2021, is a wholly-owned Delaware limited liability company, which functions as the Fund's special purpose, bankruptcy-remote, financing subsidiary. The consolidated financial statements include the accounts of the Fund and the SPV. All intercompany transactions and balances have been eliminated. As of December 31, 2022, the SPV has $104,009,548 in net assets, representing 23.02% of the Credit Opportunities Fund's net assets.

b)  Investment Valuation — The Fund's net asset value ("NAV") per share is computed by dividing the total current value of the assets of the Fund, less its liabilities, by the total number of shares outstanding at the time of such computation. The Fund computes its NAV per share as of the close of trading on each day the New York Stock Exchange ("NYSE") is open for trading.

Portfolio securities and other assets for which market quotes are readily available are valued at market value. In circumstances where market quotes are not readily available, the Fund's Board of Trustees (the "Board") has adopted methods for determining the fair value of such securities and other assets.

The Fund's securities are valued by various methods, as described below:

Senior Loans refers to Loans and Assignments, Bank Loans, Direct Lending and Middle Market "Club" Loans. Senior Loans are primarily valued by using a composite loan price at the mean of the bid and ask prices from an approved pricing service. Investments, including Direct Loans, which are in their early stages of a private investment are generally fair valued at their cost which approximates market value and are monitored by the Adviser and the Subadviser (individually or collectively referred to as "First Eagle Management") for any significant positive or negative events that would impact valuation of the investment.

All bonds, whether listed on an exchange or traded in the over-the-counter market for which market quotations are readily available are generally priced at the evaluated bid price provided by an approved pricing service as of the close of trading on the NYSE (normally 4:00 PM EST), or dealers in the over-the-counter

First Eagle Credit Opportunities Fund | Annual Report | December 31, 2022

Notes to Consolidated Financial Statements

markets in the United States or abroad. Pricing services and broker-dealers use multiple valuation techniques to determine value. In instances where sufficient market activity exists, dealers or pricing services utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the dealers or pricing services also utilize proprietary valuation models which may consider market transactions in comparable instruments and the various relationships between instruments in determining value and/or market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique features of the instrument in order to estimate the relevant cash flows, which are then discounted to calculate the fair values. First Eagle Management's Valuation Committee, at least annually, will review the pricing service's inputs, methods, models, assumptions for its evaluated prices.

Non-exchange traded equity securities may be valued at prices supplied by the Fund's pricing agent based on the average of the bid/ask prices quoted by brokers that are knowledgeable about the securities. If broker quotes are unavailable then the equity will be fair valued pursuant to procedures adopted by the Board.

Investment companies, including money market funds, are valued at their net asset value.

If a price is not available from an independent pricing service or broker, or if the price provided is believed to be unreliable, the security will be fair valued pursuant to procedures adopted by the Board. As a general principle, the fair value of a security is the amount that the owner might reasonably expect to receive for it in a current sale. Fair value methods may include, but are not limited to, the use of market comparable and/or income approach methodologies. Using a fair value pricing methodology to value securities may result in a value that is different from a security's most recent sale price and from the prices used by other investment companies to calculate their NAV. Determination of fair value is uncertain because it involves subjective judgments and estimates. There can be no assurance that the Fund's valuation of a security will not differ from the amount that it realizes upon the sale of such security.

The Fund adopted provisions surrounding fair value measurements and disclosures that define fair value, establish a framework for measuring fair value in GAAP and expand disclosures about fair value measurements. This applies to fair value measurements that are already required or permitted by other accounting standards and is intended to increase consistency of those measurements and applies broadly to securities and other types of assets and liabilities.

First Eagle Credit Opportunities Fund | Annual Report | December 31, 2022

Notes to Consolidated Financial Statements

The Fund discloses the fair value of the investments in a hierarchy that prioritizes the inputs or assumptions to valuation techniques used to measure fair value. These inputs are used in determining the value of the Fund's investments and are summarized in the following fair value hierarchy:

Level 1 — Quoted prices in active markets for identical securities;

Level 2 — Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.);

Level 3 — Other significant unobservable inputs (including the Fund's own assumption in determining the fair value of investments).

The two primary significant unobservable inputs used in the fair value measurement of the Fund's debt investments, excluding asset-backed loans, is the weighted average cost of capital, or WACC, and the comparative yield. Significant increases (decreases) in the WACC or in the comparative yield in isolation would result in a significantly lower (higher) fair value measurement. In determining the WACC, for the income, or yield approach, the Fund considers current market yields and multiples, portfolio company performance, leverage levels, credit quality, among other factors, including U.S. federal tax rates, in its analysis. Changes in one or more of these factors can have a similar directional change on other factors in determining the appropriate WACC to use in the income approach. In determining the comparative yield, for the income, or yield approach, the Fund considers current market yields and multiples, weighted average cost of capital, portfolio company performance, leverage levels, credit quality, among other factors, including U.S. federal tax rates, in its analysis.

The primary significant unobservable inputs used in the fair value measurement of the Fund's investments in asset-backed loans is the net realized value of the underlying collateral of the loan. The Fund considers information provided by the borrower in its compliance certificates and information from third party appraisals, among other factors, in its analysis. Significant increases (decreases) in net realizable value of the underlying collateral would result in a significantly higher (lower) fair value measurement.

The primary significant unobservable input used in the fair value measurement of the Fund's equity investments, investments in warrants, and other debt investments using a market approach is the EBITDA multiple adjusted by management for differences between the investment and referenced comparables, or the multiple. Significant increases (decreases) in the multiple in isolation would result in a significantly higher (lower) fair value measurement. To determine the multiple for the market approach, the Fund considers current market trading and/or transaction multiples, portfolio company performance (financial ratios) relative to public and private peer companies and leverage levels, among other factors. Changes in one or more of these factors can have a similar directional change on other factors in determining the appropriate multiple to use in the market approach.

First Eagle Credit Opportunities Fund | Annual Report | December 31, 2022

Notes to Consolidated Financial Statements

Fair valuation of securities, other financial instruments or other assets (collectively, "securities") held by the Fund are determined in good faith by the Adviser as "valuation designee" under the oversight of the Board. The Board Valuation, Liquidity and Allocations Committee (the "Committee") oversees the execution of the valuation and liquidity procedures for the Fund. Effective September 8, 2022, and in accordance with Rule 2a-5 under the 1940 Act, the Fund's Board has designated the Adviser the "valuation designee" to perform the Fund's fair value determinations. The Adviser's fair valuation process is subject to Board oversight and certain reporting and other requirements and the Fund's fair valuation policy has been revised to incorporate changes required by Rule 2a-5.

The following table summarizes the valuation of the Fund's investments under the fair value hierarchy levels as of December 31, 2022:

Description	Level 1	Level 2	Level 3‡	Total
Assets:
Common Stocks†	$—	$—	$952	$952
Corporate Bonds†	—	45,856,696	—	45,856,696
Senior Loans
Advertising	—	9,523,127	—	9,523,127
Aerospace & Defense	—	6,390,528	3,961,114	10,351,642
Agricultural & Farm Machinery	—	—	1,046,460	1,046,460
Air Freight & Logistics	—	4,925,964	5,655,007	10,580,971
Airlines	—	4,986,725	—	4,986,725
Alternative Carriers	—	3,442,715	—	3,442,715
Apparel, Accessories & Luxury Goods	—	—	6,164,928	6,164,928
Application Software	—	15,462,009	16,926,143	32,388,152
Asset Management & Custody Banks	—	987,734	9,248,529	10,236,263
Auto Parts & Equipment	—	—	3,748,404	3,748,404
Brewers	—	890,735	—	890,735
Broadcasting	—	4,055,889	—	4,055,889
Casinos & Gaming	—	1,133,139	3,893,605	5,026,744
Commercial Printing	—	2,637,120	—	2,637,120
Commodity Chemicals	—	—	4,505,900	4,505,900
Communications Equipment	—	4,315,200	—	4,315,200
Construction Materials	—	4,808,652	245,009	5,053,661
Construction & Engineering	—	3,775,651	1,367,511	5,143,162
Consumer Finance	—	—	4,500,655	4,500,655

First Eagle Credit Opportunities Fund | Annual Report | December 31, 2022

Notes to Consolidated Financial Statements

Description	Level 1	Level 2	Level 3‡	Total
Distributors	$—	$865,993	$2,435,147	$3,301,140
Diversified Capital Markets	—	—	1,575,246	1,575,246
Diversified Chemicals	—	—	4,798,081	4,798,081
Diversified Metals & Mining	—	1,133,051	229,698	1,362,749
Diversified Support Services	—	—	6,254,167	6,254,167
Education Services	—	—	1,689,616	1,689,616
Electronic Equipment & Instruments	—	3,910,573	—	3,910,573
Electronic Manufacturing Services	—	—	5,510,367	5,510,367
Environmental & Facilities Services	—	—	4,349,017	4,349,017
Food Distributors	—	2,091,541	—	2,091,541
Health Care Facilities	—	2,990,008	3,098,410	6,088,418
Health Care Services	—	12,032,740	34,879,680	46,912,420
Health Care Supplies	—	3,105,043	—	3,105,043
Health Care Technology	—	8,344,822	—	8,344,822
Heavy Electrical Equipment	—	—	2,824,240	2,824,240
Hotels, Resorts & Cruise Lines	—	3,828,027	8,167,044	11,995,071
Household Products	—	—	1,889,631	1,889,631
Human Resource & Employment Services	—	—	3,628,389	3,628,389
Industrial Machinery	—	5,259,544	—	5,259,544
Insurance Brokers	—	—	8,559,408	8,559,408
Interactive Media & Services	—	—	5,319,391	5,319,391
Internet & Direct Marketing Retail	—	3,848,998	9,253,236	13,102,234
Internet Services & Infrastructure	—	2,998,950	2,258,460	5,257,410
IT Consulting & Other Services	—	9,509,569	13,839,428	23,348,997
Leisure Facilities	—	—	3,129,021	3,129,021
Leisure Products	—	3,451,419	—	3,451,419
Life Sciences Tools & Services	—	—	7,271,551	7,271,551
Managed Health Care	—	—	2,309,008	2,309,008
Marine Ports & Services	—	2,748,028	—	2,748,028
Metal & Glass Containers	—	3,383,695	—	3,383,695
Mortgage REITs	—	5,925,000	—	5,925,000
Movies & Entertainment	—	5,545,122	—	5,545,122
Multi-Sector Holdings	—	—	4,374,297	4,374,297
Office Services & Supplies	—	—	2,981,250	2,981,250

First Eagle Credit Opportunities Fund | Annual Report | December 31, 2022

Notes to Consolidated Financial Statements

Description	Level 1	Level 2	Level 3‡	Total
Packaged Foods & Meats	$—	$4,868,202	$1,619,359	$6,487,561
Paper Packaging	—	—	4,314,076	4,314,076
Paper Products	—	—	4,863,250	4,863,250
Personal Products	—	2,987,399	7,380,625	10,368,024
Pharmaceuticals	—	—	8,894,559	8,894,559
Real Estate Services	—	—	7,093,239	7,093,239
Research & Consulting Services	—	5,783,969	8,382,667	14,166,636
Restaurants	—	5,098,811	—	5,098,811
Security & Alarm Services	—	989,981	1,491,678	2,481,659
Soft Drinks	—	2,910,000	—	2,910,000
Specialized Consumer Services	—	—	7,140,898	7,140,898
Specialized Finance	—	8,710,582	3,602,457	12,313,039
Specialty Chemicals	—	2,729,040	2,385,626	5,114,666
Specialty Stores	—	940,744	—	940,744
Systems Software	—	8,925,389	1,644,541	10,569,930
Technology Hardware, Storage & Peripherals	—	3,890,250	—	3,890,250
Textiles	—	3,462,379	—	3,462,379
Thrifts & Mortgage Finance	—	—	4,042,870	4,042,870
Tires & Rubber	—	—	2,396,333	2,396,333
Trading Companies & Distributors	—	—	9,567,679	9,567,679
Trucking	—	6,810,494	8,585,685	15,396,179
Wireless Telecommunication Services	—	931,438	901,241	1,832,679
Total Senior Loans	—	207,345,989	286,193,831	493,539,820
Short-Term Investments
Investment Companies	37,899,574	—	—	37,899,574
Total	$37,899,574	$253,202,685	$286,194,783	$577,297,042
Liabilities:
Unfunded Commitments*	—	—	$(10,423)	$(10,423)
Total	$37,899,574	$253,202,685	$286,184,360	$577,286,619

†  See Consolidated Schedule of Investments for additional detailed categorizations.

*  Unfunded commitments are presented at net unrealized appreciation(depreciation)

‡  Value determined using significant unobservable inputs.

First Eagle Credit Opportunities Fund | Annual Report | December 31, 2022

Notes to Consolidated Financial Statements

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

	Common Stocks	Senior Loans	Unfunded Commitments*	Total
Beginning Balance—market value	$46,875	$156,484,930	$(23,290)	$156,508,515
Purchases(1)	—	209,652,560	—	209,652,560
Sales(2)	—	(59,607,751)	—	(59,607,751)
Transfer In—Level 3	—	2,932,205	—	2,932,205
Transfer Out—Level 3	—	(14,876,426)	—	(14,876,426)
Accrued discounts/ (premiums)	—	753,547	—	753,547
Realized Gains (Losses)	—	(253,373)	—	(253,373)
Change in Unrealized Appreciation (Depreciation)	(45,923)	(8,891,861)	12,867	(8,924,917)
Ending Balance—market value	$952	$286,193,831	$(10,423)	$286,184,360
Change in unrealized gains or (losses) relating to assets still held at reporting date	$(45,923)	$(8,446,912)	$32,813	$(8,460,022)

(1)  Purchases include all purchases of securities and securities received in corporate actions.

(2)  Sales include all sales of securities, maturities, paydowns and securities tendered in corporate actions.

*  Unfunded commitments are presented at net unrealized appreciation (depreciation)

Investments were transferred into Level 3 during the period ended December 31, 2022 due to changes in the quantity and quality of information, specifically the number of vendor quotes available to support the valuation of each investment and the increased incidence of stale prices, as assessed by the Adviser. Investments were transferred out of Level 3 during the period ended December 31, 2022 due to improvements in the quantity and quality of information, specifically the number of vendor quotes available to support the valuation of each investment and the reduced incidence of stale prices, as assessed by the Adviser.

First Eagle Credit Opportunities Fund | Annual Report | December 31, 2022

Notes to Consolidated Financial Statements

The following is a summary of the Fund's valuation techniques and significant amounts of unobservable inputs used in the Fund's Level 3 securities as of December 31, 2022:

Investment Type	Fair Value at December 31, 2022	Valuation Technique(s)	Unobservable Inputs	Range (Weighted Average)	Direction Change in Fair Value Resulting from Increase in Unobservable Inputs(a)
Common Stocks	$14	Market Comparable Companies	EBITDA Multiple	13.15x-13.15X (13.15X)	Increase
	938	Third-Party Vendor Pricing Service	Broker Quotes	N/A	Increase
Common Stocks Total	952
Senior Loans	151,856,710	Discounted Cash Flow (Income Approach)	Comparable Yield	9.11%-15.06% (10.89%)	Decrease
	14,434,035	Liquidation	Collateral Value	$40.2-$2,710.7 ($652.1)*	Increase
	1,997,998	Market Comparable Companies	EBITDA Multiple	6.44x-8.07X (7.16X)	Increase
	117,905,088	Third-Party Vendor Pricing Service	Broker Quotes	N/A	Increase
Senior Loans Total	286,193,831
Total Investments	$286,194,783
Unfunded Commitment**	$6,089	Discounted Cash Flow (Income Approach)	Comparable Yield	9.11%-15.06% (10.48%)	Decrease
	774	Liquidation	Collateral Value	$232.2-$232.2 ($232.2)*	Increase

First Eagle Credit Opportunities Fund | Annual Report | December 31, 2022

Notes to Consolidated Financial Statements

Investment Type	Fair Value at December 31, 2022	Valuation Technique(s)	Unobservable Inputs	Range (Weighted Average)	Direction Change in Fair Value Resulting from Increase in Unobservable Inputs(a)
	(17,286)	Third-Party Vendor Pricing Service	Broker Quotes	N/A	Increase
Unfunded Commitment	($10,423)

Note:

*  Collateral values are presented in $ millions

**  Unfunded commitments are presented at net unrealized appreciation (depreciation).

(a)  This column represents the direction change in the fair value of Level 3 securities that would result from an increase to the corresponding unobservable inputs. A decrease to the unobservable inputs would have the opposite effect. Significant increases and decreases of these inputs could result insignificantly higher or lower gain value determination.

c)  Cash — The Fund's cash is maintained with a major United States financial institution, which is a member of the Federal Deposit Insurance Corporation. The Fund's cash balance may exceed insurance limits at times.

d)  Investment Transactions and Income — Investment transactions are accounted for on a trade date basis. Interest income, adjusted for the accretion of discount and amortization of premiums, is recorded daily on an accrual basis. The specific identification method is used in determining realized gains and losses from investment transactions. In computing investment income, the Fund accretes to call or put date and value providing the effective method. Paydown gains and losses are netted and recorded as interest income on the Consolidated Statement of Operations.

The difference between cost and fair value on open investments is reflected as unrealized appreciation (depreciation) on investments, and any change in that amount from prior period is reflected as change in unrealized gains (losses) of investment securities in the Consolidated Statement of Operations.

e)  Deferred Financing Costs — Deferred financing costs consist of fees and expenses paid in connection with the closing of the Credit Facility, including upfront fees and legal fees. The costs are capitalized at the time of payment and are included in Other Assets on the Consolidated Statement of Assets and Liabilities. The deferred financing costs are amortized using the straight line method over the term of the Credit Facility.

f)  United States Income Taxes — The Fund intends to continue to qualify as a regulated investment company by complying with the requirements of

First Eagle Credit Opportunities Fund | Annual Report | December 31, 2022

Notes to Consolidated Financial Statements

Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its earnings to its shareholders.

Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund as a whole.

Management has determined that the Fund has not taken any uncertain tax positions that require adjustment to the financial statements.

At December 31, 2022, the components of accumulated earnings on a tax basis were as follows:

	Undistributed Net Investment	Undistributed Net Realized	Net Unrealized Appreciation	Capital Loss Carryforward
	Income	Gains	(Depreciation)	Short-Term	Long-Term
First Eagle Credit Opportunities Fund	$998,596	$—	$(35,979,655)	$2,547,438	$152,367

The components of distributable earnings' differences between book basis and tax basis are primarily due to wash sale deferrals.

Under the Regulated Investment Company Modernization Act of 2010 (the "Act"), net capital losses recognized by the Fund after December 31, 2010, may get carried forward indefinitely, and retain their character as short-term and/or long-term losses. For the current year, the Fund did not utilize any capital loss carryforward.

Late year ordinary losses incurred after December 31st and within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. For the year ended December 31, 2022, there were no late year ordinary loss deferrals.

Net capital losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. For the year ended December 31, 2022, the Fund had post-October capital loss deferrals of 2,338,036 in short-term and 232,817 in long-term.

g)  Reclassification of Capital Accounts — As a result of certain differences in the computation of net investment income and net realized capital gains under federal income tax rules and regulations versus GAAP, the following amounts were reclassified within the capital accounts:

	Undistributed Net Investment Income (loss)	Undistributed Net Realized Gains (Losses)	Capital Surplus
First Eagle Credit Opportunities Fund	$(14,338)	$16,424	$(2,086)

First Eagle Credit Opportunities Fund | Annual Report | December 31, 2022

Notes to Consolidated Financial Statements

The primary permanent differences causing such reclassification include the tax treatment of non-deductible expenses and re-designation of distributions to shareholders.

h)  Distributions to Shareholders — The Fund intends to distribute substantially all of its net investment income to shareholders in the form of dividends. The Fund intends to declare income dividends daily and distribute them monthly to shareholders of record. Distributions are intended to be at levels more stable than would result from paying out solely amounts based on current net investment income. In addition, the Fund intends to distribute any net capital gains earned from the sale of portfolio securities to shareholders no less frequently than annually. Net short-term capital gains may be paid more frequently.

Distributions to shareholders during the fiscal year ended December 31, 2022, which were determined in accordance with income tax regulations, were recorded on ex-dividend date.

The tax character of distributions paid by the Fund during the fiscal years ended December 31, 2022 are as follows:

	Ordinary Income		Long Term Capital Gains
	2022	2021	2022	2021
First Eagle Credit Opportunities Fund	$30,189,207	$7,992,581	$4,326	$—

i)  Expenses — Expenses directly related to the Fund are charged to the Fund. Other operating expenses shared by several funds, also managed by the Adviser, are prorated among those funds on the basis of relative net assets or other appropriate methods.

j)  Use of Estimates — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

k)  Class Accounting — Investment income, common expenses and realized/unrealized gain or loss on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that class.

l)  Indemnification — In the normal course of business, the Fund enters into contracts which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

m)  New Accounting Pronouncements — In March 2020, the FASB issued Accounting Standard Update ("ASU") 2020-04, which provides optional guidance to ease the potential accounting burden associated with transitioning away from the London

First Eagle Credit Opportunities Fund | Annual Report | December 31, 2022

Notes to Consolidated Financial Statements

Interbank Offered Rate and other reference rates that are expected to be discontinued. The ASU is effective immediately upon release of the update on March 12, 2020 through December 31, 2022. In December 2022, the FASB issued ASU 2022-06, "Reference Rate Reform (Topic 949)" which extends the effective period of ASU 2020-04 through December 31, 2024. At this time, management is evaluating implications of these changes on the financial statements.

In March 2022, the FASB issued ASU 2022-02, "Financial Instruments Credit Losses (Topic 326)", which is intended to address issues identified during the post implementation review of ASU 2016-3, "Financial Instruments Credit Losses (Topic 326): Measurement of Credit Losses on Financial Instruments". The amendment, among other things, eliminates the accounting guidance for troubled debt restructurings by creditors in Subtopic 310-40, "Receivables Troubled Debt Restructurings by Creditors", while enhancing disclosure requirements for certain loan refinancings and restructurings by creditors when a borrower is experiencing financial difficulty. The new guidance is effective for interim and annual periods beginning after December 15, 2022. Management is currently evaluating the impact of the new standard, but does not anticipate the new standard to have a material impact to the consolidated financial statements and related disclosures.

In June 2022, FASB issued Accounting Standards Update ("ASU") 2022-03, Fair Value Measurement (Topic 820) — Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions. The amendments in the ASU clarify that a contractual restriction on the sale of an equity security is not considered part of the unit of account of the equity security and, therefore, should not be considered in measuring fair value. The ASU is effective for interim and annual reporting periods beginning after December 15, 2023, with the option of early adoption. Management is currently evaluating the impact, if any, of applying this new standard.

Note 3 — Securities and Other Investments

The Fund's portfolio primarily consists of some combination of the following types of investments:

Syndicated Loans — Syndicated loans are typically underwritten and syndicated by large commercial and investment banks. These loans may be recently originated by such banks pursuant to the originating bank's, or lead arranger's, underwriting standards applicable to corporate borrowers at the time of issuance. The Fund may purchase syndicated loans either in the primary market in connection with their syndication or in the secondary market. In most cases, syndicated loans will be secured by specific collateral of the issuer. In general, most of the syndicated loans purchased by the Fund will be current on principal and interest payments at the time of purchase. However, the Fund can purchase syndicated loans that are not current on principal and are likely to default. In addition, syndicated loans held by the Fund may at times cease being current on principal and interest payments.

First Eagle Credit Opportunities Fund | Annual Report | December 31, 2022

Notes to Consolidated Financial Statements

When all or a portion of a loan held by the Fund has not yet settled, the Fund does not accrue interest on such a loan until the settlement date at which point LIBOR, SOFR or Prime will be established.

Middle Market "Club" Loans — Middle market "club" loans are loans made to upper middle market companies that may not have access to traditional capital markets. Middle market "club" loans are distinct from customary direct lending loans described herein in that they are generally more liquid, often rated by a third party and funded by more than one lender, often a "club" of unaffiliated lenders. Middle market "club" loans held by the Fund will consist of first lien senior secured loans.

Direct Lending — The Fund may invest in sponsor-backed, first lien senior secured directly originated loans (including "unitranche" loans, which are loans that combine both senior and mezzanine debt, generally in a first lien position) of middle-market U.S. companies. Direct lending middle market loans are generally illiquid, unrated and funded by one affiliated lender group.

Asset-Based Loans — Asset-based loans are loans that are secured by collateral consisting of inventory, accounts receivable, machinery/equipment, real estate, intellectual property/brands and/or other assets owned by the borrower(s) where by the underlying loan will be underwritten by the value of the collateral. These loans are highly structured and typically include frequent monitoring including but not limited to financial and collateral reporting. The term loans are provided to both private and public borrowers with varying ownership structures.

High Yield Bonds — The Fund may invest in high-yield bonds, which are securities rated below "Baa3" by Moody's, or below "BBB-" by S&P and/or lower than "BBB-" by Fitch Ratings and unrated debt securities and other types of credit instruments of similar quality, commonly referred to as "junk bonds." Such securities are predominately speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. The ratings of S&P represent its opinion as to the credit quality of the securities it undertakes to rate. It should be emphasized, however, the ratings are relative and subjective and, although ratings may be useful in evaluating the safety of interest and principal payments, they do not evaluate the market price risk of these securities. In seeking to achieve its investment objective, the Fund depends on credit analysis to identify investment opportunities.

Note 4 — Principal Risks

Market Risk — The Fund is subject to market risks including unexpected directional price movements, deviations from historical pricing relationships, changes in the regulatory environment, changes in market volatility, panicked or forced selling of assets and contraction of available credit or other financing sources. The success of the Fund's activities may be affected by general economic and market conditions, such as interest rates, availability of credit, inflation rates, economic uncertainty, changes in laws and national and international political circumstances including wars and conflicts (and related sanctions, currency controls, embargos and similar actions).

First Eagle Credit Opportunities Fund | Annual Report | December 31, 2022

Notes to Consolidated Financial Statements

The COVID-19 pandemic and related quarantines and restrictions resulted in high unemployment, disruptions to supply chains and customer activity, and general concern and uncertainty, with corresponding impacts on financial markets worldwide. COVID-19 remains a risk with the potential that new variants could lead to increased government restrictions and consumer caution. Additionally, COVID-19 remains a challenge for global supply chain normalization. More recently, a number of major economies, including the United States, are adjusting to reduced levels of market and monetary support following periods of fiscal and monetary interventions, together with rising inflation and increases in interest rate targets by central banks. These circumstances have generated significant market stress and volatility, with market sentiment changing rapidly in response to changes in inflation or interest rate expectations.

Interest Rate Risk — An increase in interest rates tends to reduce the market value of debt instruments, while a decline in interest rates tends to increase their values. A debt instrument's "duration" is a way of measuring a debt instrument's sensitivity to a potential change in interest rates. Longer duration instruments tend to be more sensitive to interest rate changes than those with shorter durations. Generally, debt instruments with long maturities and low coupons have the longest durations. A significant increase in market interest rates could harm the Fund's ability to attract new portfolio companies and originate new loans and investments. In periods of rising interest rates, the Fund's cost of funds would increase, resulting in a decrease in the Fund's net investment income. In addition, a decrease in interest rates may reduce net income, because new investments may be made at lower rates despite the increased demand for the Fund's capital that the decrease in interest rates may produce. As of the date hereof, there have been significant recent rate increases in the United States to combat inflation in the U.S. economy, and additional rate increases are possible.

Credit Risk — The value of the Fund's portfolio may fluctuate in response to the risk that the issuer of a bond or other instrument will not be able to make payments of interest and principal when due. Investment in private and middle market companies is highly speculative and involves a high degree of risk of credit loss. Additionally, issuers of syndicated loans and other types of credit instruments in which the Fund may invest may default on their obligations to pay principal or interest when due. This would decrease the Fund's income and lower the value of the syndicated loans and credit instruments experiencing default. With respect to the Fund's investments in syndicated loans and debt securities that are secured, there can be no assurance that the collateral would satisfy the issuer's obligation in the event of non-payment or that such collateral could be readily liquidated. In the event of an issuer's bankruptcy, the Fund could be delayed or limited in its ability to realize the benefits of any collateral securing such syndicated loans or credit instruments. To the extent the Fund invests in high-yield securities and other types of credit instruments, it will be exposed to a greater amount of credit risk than if it invested solely in investment grade debt securities and other types of credit instruments. Recent market conditions and events, including a global public

First Eagle Credit Opportunities Fund | Annual Report | December 31, 2022

Notes to Consolidated Financial Statements

health crisis, wars and armed conflicts and actions taken by governments in response, may exacerbate volatility and may continue to negatively affect the price and liquidity of individual securities, national economies and global markets generally. Prices of individual securities and other investments, including those of a particular type, may decline significantly in response to adverse issuer, political, regulatory, market, economic or other developments that may cause broad changes in price, public perceptions concerning these developments, and adverse investor sentiment or publicity. Rapid changes in value or liquidity, which often are not anticipated and can relate to events not connected to particular investments, may limit the ability of the Fund to dispose of its assets at the price or time of its choosing and can result in losses. Changes in price may be temporary or may last for extended periods. If the Fund sells a portfolio position before it reaches its market peak, it may miss out on opportunities for better performance.

Below Investment Grade Rating Risk — Most of the Fund's investments will be in below investment grade securities or comparable unrated securities (commonly referred to as "high-yield securities" or "junk bonds"). This includes the Fund's investments in syndicated bank loans, middle market "club" loans, direct lending, asset-based loans, and high-yield bonds. While generally having higher potential returns, high-yield securities may be subject to significant price fluctuations and have a higher risk of default. Because unrated securities may not have an active trading market or may be difficult to value, the Fund might have difficulty selling them promptly at an acceptable price. To the extent that the Fund invests in unrated securities, the Fund's ability to achieve its investment objectives will be more dependent on the Subadviser's credit analysis than would be the case when the Fund invests in rated securities.

Bank Loans — Investments in bank loans may expose the Fund to the credit risk of the underlying borrower, and in certain cases, of the financial institution. A loan is often administered by a bank or other financial institution (the "Agent") that acts as agent for all holders. The Agent administers the terms of the loan, as specified in the loan agreement. The Fund's ability to receive payments in connection with the loan depends primarily on the financial condition of the borrower. Even investments in secured loans present risk, as there is no assurance that the collateral securing the loan will be sufficient to satisfy the loan obligation. The market for bank loans may be illiquid and the Fund may have difficulty selling them. In addition, bank loans often have contractual restrictions on resale, which can delay the sale and adversely impact the sale price. In some instances, other accounts managed by the Adviser, the Subadviser or an affiliate may hold other securities issued by borrowers whose loans may be held in the Fund's portfolio. If the credit quality of the issuer deteriorates, the Adviser or the Subadviser may owe conflicting fiduciary duties to the Fund and other client accounts. At times, the Fund may decline to receive non-public information relating to loans, which could disadvantage the Fund relative to other investors.

First Eagle Credit Opportunities Fund | Annual Report | December 31, 2022

Notes to Consolidated Financial Statements

Distressed Debt, Litigation, Bankruptcy and Other Proceedings Risk — The Fund may invest in debt securities and other obligations of financially distressed issuers, including companies involved in reorganizations, bankruptcy or liquidation proceedings. Investments in distressed assets involve substantial risk (including a material risk of issuer default or bankruptcy), require active monitoring and demand an unusually high level of analytical sophistication for success. There is no assurance that the Subadviser will correctly evaluate the value of the collateral for the Fund's investments or the prospects for a successful reorganization or similar outcome for any company.

If the issuer defaults on the obligations or enters bankruptcy, the obligations may be repaid only after lengthy workout proceedings, may result in only partial payment of the obligations and may pose the risk of the Fund losing its entire investment in such securities. The Fund may have to reduce or forego payment of distributions if the income and/or dividends the Fund receives from its investments decline.

A bankruptcy filing by an issuer may adversely and permanently affect its market position and operations. Many factors of the bankruptcy process, including court decisions, the size and priority of other claims, and the duration and costs of the process, are beyond the control of the Fund and can adversely affect its return on investment. The Subadviser, on behalf of the Fund, may also participate on committees formed by creditors to negotiate with debtors regarding restructuring issues. There can be no assurance that the Subadviser's participation would be favorable for the Fund, and such participation may subject the Fund to additional duties, liabilities and trading restrictions in a particular investment.

Certain fixed-income instruments in which the Fund invests could be subject to U.S. federal, state or non-U.S. bankruptcy laws or fraudulent transfer or conveyance laws, if such securities were issued with the intent of hindering or defrauding creditors or, in certain circumstances, if the issuer does not receive reasonable value or fair consideration for issuing such securities. If a court were to determine that the issuance was a fraudulent transfer or conveyance, the court could void the payment obligations under the securities, subordinate the securities to other existing and future indebtedness of the issuer or require the Fund to repay any amounts it received with respect to the securities. If the Fund or the Subadviser is found to have interfered with the affairs of a portfolio company, to the detriment of the company's other creditors or common shareholders, the Fund may be held liable for damages to injured parties or a bankruptcy court. While the Fund will seek to avoid incurring such liability, there can be no assurance that it will be successful. Moreover, such debt may be disallowed, subordinated to the claims of other creditors or treated as equity. If the Fund or Subadviser has representatives on a portfolio company's board, such involvement may subject the Fund to additional liability, restrict its ability to dispose of debt investments or result in recharacterization of its debt investments as equity.

Loans and Assignments Risk — The Fund may acquire loans through assignments of interests in such loans. The purchaser of an assignment typically succeeds to all

First Eagle Credit Opportunities Fund | Annual Report | December 31, 2022

Notes to Consolidated Financial Statements

the rights and obligations of the assigning institution and becomes a lender under the credit agreement with respect to such debt obligation. However, the purchaser's rights can be more restricted than those of the assigning institution, and the Fund may not be able to unilaterally enforce all rights and remedies under an assigned debt obligation and with regard to any associated collateral.

Direct Lending and Middle Market "Club" Loan Risk — Generally, little public information exists about private and middle market companies, and the Fund must rely on the ability of the Subadviser's investment professionals to obtain adequate information about these companies. If the Subadviser cannot uncover all material information to make a fully-informed investment decision, the Fund may lose money on its investments. Private and middle market portfolio companies may have limited financial resources and be unable to fulfill their debt service obligations to the Fund, which may accompany a deterioration in the value of any collateral and a reduced likelihood of the Fund realizing any guarantees it may have obtained in connection with its investment. In addition, such companies typically have shorter operating histories, narrower product lines and smaller market shares than larger businesses, which tend to render them more vulnerable to competitors' actions and general market conditions. Additionally, middle market companies are more likely to depend on the management talents and efforts of a small group of persons; therefore, the death, incapacity or departure of such persons could have a material adverse impact on the Fund's portfolio company and, in turn, on the Fund. Middle market companies also generally have less predictable operating results and may require substantial additional capital to finance their operations or expansion. In addition, the Fund's executive officers, directors and the Adviser and/or Subadviser may, in the ordinary course of business, be named as defendants in litigation arising from the Fund's investments in its portfolio companies.

Large Shareholder Risk — To the extent that certain shareholders, including affiliates of the Adviser and the Subadviser, hold a substantial amount of Common Shares, there is a risk that these shareholders will seek to sell Common Shares in large amounts rapidly in connection with repurchase offers. These transactions could adversely affect the Fund's ability to conduct its investment program. Additionally, if a repurchase offer is oversubscribed by shareholders, the Fund will repurchase only a pro rata portion of Common Shares tendered by each shareholder. In such situations, shareholders unaffiliated with the Adviser and the Subadviser will not be given priority over affiliated shareholders, whose holdings in the Fund may be significant and may have the effect of diluting third-party shareholders with respect to any repurchase offer.

Liquidity Risk — The Fund intends to invest in illiquid investments, which are securities or other investments that cannot be disposed of within seven days or less in current market conditions without significantly changing their market value. Illiquid investments often can only be resold in privately negotiated transactions with a limited number of purchasers or in a public offering registered under the 1933 Act. There could be considerable delay in either event and, unless otherwise

First Eagle Credit Opportunities Fund | Annual Report | December 31, 2022

Notes to Consolidated Financial Statements

contractually provided, the Fund's proceeds upon sale may be reduced by the costs of registration or underwriting discounts. The difficulties and delays associated with such transactions could preclude the Fund from realizing a favorable price upon disposition of illiquid investments, and at times might make disposition of such securities impossible.

Valuation Risk — When market quotations are not readily available or are deemed unreliable, the Fund's investments are valued at fair value as determined in good faith pursuant to policies and procedures approved by the Board. Fair value pricing may require subjective determinations about the value of a security or other asset. As a result, there can be no assurance that fair value pricing will reflect actual market value, and it is possible that the fair value determined for a security or other asset will be materially different from quoted or published prices, from the prices used by others for the same security or other asset and/or from the value that actually could be or is realized upon disposition.

LIBOR Risk — LIBOR, the London Interbank Offered Rate, has historically been the principal floating rate benchmark in the financial markets. However, as a result of longstanding regulatory initiatives, LIBOR is being discontinued. Its discontinuation has affected and will continue to affect the financial markets generally and may also affect the Fund's operations, finances and investments specifically. The date of discontinuation will vary depending on the LIBOR currency and tenor. In March 2021, the UK Financial Conduct Authority (the "FCA"), which is the regulator of the LIBOR administrator, announced that LIBOR settings will cease to be provided by any administrator or will no longer be representative after specified dates, which will be June 30, 2023, in the case of the principal U.S. dollar LIBOR tenors (overnight and one, three, six and 12 month), and December 31, 2021, in all other cases (i.e., one week and two month U.S. dollar LIBOR and all tenors of non-U.S. dollar LIBOR). Thus, many existing LIBOR contracts will transition to another benchmark after June 30, 2023 or, in some cases, have transitioned after December 31, 2021. For some existing LIBOR-based obligations, the contractual consequences of the discontinuation of LIBOR may not be clear. In the United States, there have been various efforts to identify a set of alternative reference interest rates for U.S. dollar LIBOR. The market has generally coalesced around recommendations from the Alternative Reference Rates Committee (the "ARRC") convened by the Board of Governors of the Federal Reserve System and the Federal Reserve Bank of New York. The ARRC has recommended that U.S. dollar LIBOR be replaced by rates based on the Secured Overnight Financing Rate ("SOFR") plus, in the case of existing LIBOR contracts and obligations, a spread adjustment. As a consequence of the FCA announcement described above (and a related announcement from the LIBOR administrator), the spread adjustments for different tenors of U.S. dollar LIBOR have been set. The FCA and certain U.S. regulators have emphasized that, despite expected publication of U.S. dollar LIBOR through June 30, 2023, no new contracts using U.S. dollar LIBOR should be entered into after December 31, 2021 and that, for certain purposes, market participants should transition away from U.S. dollar LIBOR sooner. Although the foregoing reflects the

First Eagle Credit Opportunities Fund | Annual Report | December 31, 2022

Notes to Consolidated Financial Statements

likely timing and certain details and consequences of the LIBOR discontinuation, there is no assurance that LIBOR, of any particular currency and tenor, will continue to be published until any particular date or in any particular form. Financial markets, particularly the trading market for LIBOR-based obligations, may be adversely affected by the discontinuation of LIBOR, the remaining uncertainties regarding its discontinuation, the alternative reference rates that will be used when LIBOR is discontinued (including SOFR-based rates) and other reforms related to LIBOR. There is no assurance that SOFR-based rates, as modified by an applicable spread adjustment, will be the economic equivalent of U.S. dollar LIBOR. SOFR-based rates will differ from U.S. dollar LIBOR, and the differences may be material. As a result of the LIBOR discontinuation, value may be adversely affected. In addition, SOFR-based rates or other alternative reference rates may be an ineffective substitute for LIBOR, resulting in prolonged adverse market conditions for the Fund.

Leverage Risk — The Fund utilizes the Credit Facility to increase its assets available for investment. When the Fund leverages its assets, common shareholders bear the fees associated with the Credit Facility and have the potential to benefit from or be disadvantaged by the use of leverage. The investment advisory fee is also increased in dollar terms from the use of leverage. Consequently, the Fund and the Adviser may have differing interests in determining whether to leverage the Fund's assets. Leverage creates risks that may adversely affect the return for the holders of Common Shares, including the likelihood of greater volatility of net asset value; fluctuations in the interest rate paid for the use of the Credit Facility; increased operating costs, which may reduce the Fund's total return; the potential for decline in the value of an investment acquired through leverage, while the Fund's obligations under such leverage remains fixed; and the Fund is more likely to have to sell investments in a volatile market in order to meet asset coverage or other debt compliance requirements.

To the extent the income or capital appreciation derived from securities purchased with funds received from leverage exceeds the cost of leverage, the Fund's return will be greater than if leverage had not been used; conversely, returns would be lower if the cost of the leverage exceeds the income or capital appreciation derived.

In addition to the risks created by the Fund's use of leverage, the Fund is subject to the risk that it would be unable to timely, or at all, obtain replacement financing if the Credit Facility is terminated. Were this to happen, the Fund would be required to de-leverage, selling securities at a potentially inopportune time and incurring tax consequences. Further, the Fund's ability to generate income from the use of leverage would be adversely affected.

Large Redemptions Risk — If one or more investors in the Fund initiate significant redemptions, it may be necessary to dispose of assets to meet the redemption request. This can make ordinary portfolio management and rebalancing decisions more complicated to implement, can result in the Fund's current expenses being allocated over a smaller asset base, which generally results in an increase in the

First Eagle Credit Opportunities Fund | Annual Report | December 31, 2022

Notes to Consolidated Financial Statements

Fund's expense ratio, and can accelerate the realization of taxable income and cause the Fund to make taxable distributions to shareholders earlier than the Fund otherwise would have. In addition, under certain circumstances, non-redeeming shareholders may be treated as receiving a disproportionately large taxable distribution during or with respect to such year. The impact of these transactions is likely to be greater in highly volatile markets or less liquid markets or for smaller or newer funds or when a significant investor purchases, redeems or owns a substantial portion of the Fund's shares.

Note 5 — Purchases and Sales of Securities

For the period ended December 31, 2022, purchases and sales of investments, excluding short-term investments, were $544,382,282 and $190,512,390, respectively.

Note 6 — Investment Advisory Agreement and Other Transactions with Related Persons

Pursuant to a management agreement with the Fund (the "Management Agreement"), the Adviser is responsible for the management of the Fund's portfolio. In return for its investment advisory services, the Fund pays the Adviser a monthly fee at the annual rate of 1.25% of the average daily value of the Fund's Managed Assets. The Adviser has entered into a subadvisory agreement with the Subadviser relating to the Fund (the "Subadvisory Agreement"). The Subadvisory Agreement provides that the Subadviser will furnish investment advisory services in connection with the management of the Fund. For its services under the Subadvisory Agreement, the Adviser pays the Subadviser a monthly fee at the annual rate of 0.625% of the average daily value of the Fund's Managed Assets. No advisory fee will be paid by the Fund directly to the Subadviser.

From May 1, 2021 through April 30, 2022, the Adviser and Subadviser agreed to waive all management fees and subadvisory fees payable to them under the Management Agreement (the "Management Fee Waiver"). The Management Fee Waiver is not be subject to any right of future recoupment in favor of the Adviser or Subadviser. During the period ended December 31, 2022, the Adviser waived $1,306,404 in investment advisory fees, which are included under expense waiver on the Consolidated Statement of Operations.

Effective May 1, 2022, the Adviser has contractually undertaken to waive and/or reimburse certain fees and expenses of the Fund so that the total annual operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, dividend and interest expenses relating to short sales, and extraordinary expenses, if any) ("annual operating expenses") of the Class A, Class A-2 and Class I shareholders are limited to 2.25%, 2.75% and 2.00%, respectively, of average net assets (the "Expense Limitations"). This undertaking lasts until April 30, 2024 and may not be terminated during its term without the consent of the Board. The Fund has agreed that each of Class A, Class A-2 and

First Eagle Credit Opportunities Fund | Annual Report | December 31, 2022

Notes to Consolidated Financial Statements

Class I will repay the Adviser for fees and expenses waived or reimbursed for the class provided that repayment does not cause annual operating expenses (after the repayment is taken into account) to exceed either: (1) 2.25%, 2.75% and 2.00% of the class' average net assets, respectively; or (2) if applicable, the then-current expense limitations. Any such repayment must be made within three years after the date in which the Fund incurred the fee and/or expense.

From December 1, 2021 through April 30, 2022, the Adviser removed the management fee from the waiver and contractually waived and/or reimbursed certain fees and expenses of the Fund so that the total annual operating expenses (excluding the Management Fee (because separately waived), interest, taxes, brokerage commissions, acquired fund fees and expenses, dividend and interest expenses relating to short sales, and extraordinary expenses, if any) of the Class A and Class I shareholders are limited to 0.50% and 0.25%, respectively, of average net assets.

During the period ended December 31, 2022, the Adviser waived $1,647,472 in expenses which are included under expense waiver on its Consolidated Statement of Operations. As of December 31, 2022, the Fund has a receivable from the Adviser of $685,138 for reimbursement of expenses, which are included under due from adviser on its Consolidated Statement of Assets and Liabilities. During the period ended December 31, 2022, there were no recoupments made.

For the period ended December 31, 2022, the amounts available for potential future repayment by the Adviser and the expiration schedule are as follows:

		Potential Repayment Amounts Expiring December 31,
	Total Eligible for Recoupment	2023	2024	2025
Class A	$87,225	$2,187	$27,396	$57,642
Class A-2	277	—	—	277
Class I	2,830,742	214,336	1,026,853	1,589,553
Total	$2,918,244	$216,523	$1,054,249	$1,647,472

The Adviser also performs certain non-investment advisory, administrative, accounting, operations, legal, compliance and other services on behalf of the Fund, and in accordance with the Management Agreement, the Fund reimburses the Adviser for costs and expenses (including overhead and personnel costs) associated with such services. These reimbursements may not exceed an annual rate of 0.05% of Fund's average daily net assets. For the period ended December 31, 2022, the Fund reimbursed the Adviser $547,619 in expenses and the adviser waived $839,343 for administrative fees which are included under expense waiver on Consolidated Statement of Operations. As of December 31, 2022 the Fund has a payable to the Adviser of $508,210 for administrative fees which are included under the administrative fees payable on the Consolidated Statement of Assets and Liabilities.

First Eagle Credit Opportunities Fund | Annual Report | December 31, 2022

Notes to Consolidated Financial Statements

J.P. Morgan Chase Bank, N.A. ("JPM"), the Fund's administrator, accounting agent and primary custodian, holds the Fund's portfolio securities and other assets and is responsible for calculating the Fund's net asset value and maintaining the accounting records of the Fund. JPM, as the Funds' administrator, receives annual fees separate from and in addition to the fees it receives for its services as the Funds' custodian.

Independent Trustees are compensated by the Fund for their services. As of December 31, 2022, such compensations are included under Trustees' fees on the Consolidated Statement of Operations.

Note 7 — Plans of Distribution

FEF Distributors, LLC (the "Distributor"), an affiliate of the Adviser and Subadviser, serves as the principal underwriter and distributor of the Fund's Common Shares pursuant to a distribution contract with the Fund.

Common Shares of the Fund are continuously offered through the Distributor and/or certain financial intermediaries that have agreements with the Distributor. Class A Shares, Class A-2 Shares and Class I Shares are sold on a continuous basis at the Fund's NAV per share, plus for Class A Shares and Class A-2 Shares only, a maximum front-end sales commission of 2.50%. Investors that purchase $250,000 or more of the Fund's Class A Shares or Class A-2 Shares will not pay any initial sales charge on the purchase. However, unless eligible for a waiver, purchases of $250,000 or more of Class A Shares or Class A-2 Shares will be subject to an early withdrawal charge of 1.50% if the shares are repurchased during the first 12 months after their purchase. Until April 30, 2022, the maximum front-end sales commission for Class A was 3.50%, investors that purchased $1,000,000 or more of the Class A Shares did not pay initial sales charges on the purchase unless eligible for a waiver and purchases of $1,000,000 or more of Class A Shares were subject to an early withdrawal charge of 1.00% if the shares were repurchased during the first 12 months after the purchase.

The Fund has adopted a Distribution and Servicing Plan (the "Plan") for the Class A Shares and Class A-2 Shares (effective for Class A-2 Shares on May 31, 2022) of the Fund. Although the Fund is not an open-end investment company, it intends to comply with the terms of Rule 12b-1 as a condition of the Exemptive Relief which permits the Fund to have, among other things, a multi-class structure and distribution and shareholder servicing fees. The Plan permits the Fund to compensate the Distributor for providing or procuring through financial firms, distribution, administrative, recordkeeping, shareholder and/or related services with respect to the Class A Shares and Class A-2 Shares, as applicable. The maximum annual rates at which the distribution and/or service fees may be paid under the Distribution and Servicing Plan is 0.25% for Class A Shares and 0.75% for

First Eagle Credit Opportunities Fund | Annual Report | December 31, 2022

Notes to Consolidated Financial Statements

Class A-2 Shares (calculated as a percentage of the Fund's average daily net assets attributable to the Class A Shares and Class A-2 Shares, respectively). Class I Shares do not pay distribution or servicing fees.

For the period ended December 31, 2022, the distribution and servicing fees incurred by the Fund are disclosed in the Consolidated Statement of Operations.

Note 8 — Periodic Repurchase Offers

The Fund is a closed-end interval fund, a type of fund that, in order to provide liquidity to shareholders, has adopted a fundamental investment policy to make quarterly offers to repurchase between 5% and 25% of its outstanding Common Shares at net asset value. Subject to applicable law and approval of the Board, for each quarterly repurchase offer, the Fund currently expects to offer to repurchase 5% of the Fund's outstanding Common Shares at net asset value, which is the minimum amount permitted.

The following table summarizes the share repurchases completed during the period ended December 31, 2022:

Quarter End	Share Class	Repurchase Date	Shares Repurchased	Purchase Price Per Share	Aggregate Consideration for Repurchased Shares	Size of Repurchase Offer	% of Outstanding Shares	% of Outstanding Shares Repurchased
12/31/21	I	1/18/22	23,159.297	$26.19	$606,541.99	366,365.497	5%	0.32%
	A	1/18/22	6,608.676	$26.22	$173,279.48	14,452.383	5%	2.36%
3/31/22	I	4/18/22	286,761.740	$25.78	$7,392,717.59	591,659.805	5%	2.42%
	A	4/18/22	332.470	$25.81	$8,581.03	21,303.809	5%	0.08%
6/30/22	I	7/18/22	335,426.723	$24.18	$8,110,618.12	754,036.737	5%	2.22%
	A	7/18/22	3,627.382	$24.21	$87,818.92	24,078.744	5%	0.75%
9/30/22	I	10/17/22	603,723.585	$23.89	$14,422,956.45	829,188.747	5%	3.64%
	A	10/17/22	8,629.412	$23.92	$206,415.54	26,372.044	5%	1.64%

The Fund does not currently charge a repurchase fee. However, in the future the Fund may charge a repurchase fee of up to 2.00%, which the Fund would retain to help offset non-de minimis estimated costs related to the repurchase incurred by the Fund, directly or indirectly, as a result of repurchasing Common Shares, thus allocating estimated transaction costs to the shareholder whose Common Shares are being repurchased. The Fund may introduce, or modify the amount of, a repurchase fee at any time. The Fund may also waive or reduce a repurchase fee if the Adviser or Subadviser determines that the repurchase is offset by a corresponding purchase or if for other reasons the Fund will not incur transaction costs or will incur reduced transaction costs.

First Eagle Credit Opportunities Fund | Annual Report | December 31, 2022

Notes to Consolidated Financial Statements

Note 9 — Unfunded Commitment/Delayed Draw Loan Commitment

As of December 31, 2022, the Fund had the following unfunded loan commitments outstanding, which could be extended at the option of the borrower:

Loan	Principal Amount	Value	Net Unrealized Appreciaton (Depreciation)
A&A Global Imports, LLC, Revolving Loan — First Lien	$9,368	$8,525	$(715)
Advanced Web Technologies (AWT), First Amendment Delayed Draw Term Loan 2 — First Lien	476,190	471,429	(4,762)
Advanced Web Technologies (AWT), Second Amendment Delayed Draw Term Loan — First Lien	735,294	727,941	—
Alpine SG, LLC (ASG), Revolving Credit Commitment — First Lien	105,232	103,127	(526)
Alpine X, 2nd Amendment Revovler — First Lien	42,857	42,429	750
Alpine X, Revolving Loan — First Lien	91,314	90,401	913
Anne Arundel Dermatology Management, LLC, DDTL C (First Lien) — First Lien	103,098	100,779	(1,482)
Apex Analytix, Inc. (Montana Buyer, Inc.), First Lien Revolver — First Lien	304,348	296,739	(1,522)
Apex Service Partners, LLC, Revolver — First Lien	16,048	16,048	276
AppHub, Delayed Draw Tem Loan — First Lien	767,201	755,693	(7,672)
AppHub, Revolving Credit Loan — First Lien	103,013	101,468	—
Archer Systems, LLC, Revolving Loan — First Lien	666,667	658,333	—
Automated Control Concepts, Inc., Revolver — First Lien	416,667	400,000	(10,417)
Bandon Fitness Texas, Inc, Delayed Draw Term Loan — First Lien	1,245,969	1,227,279	(9,345)
Bandon Fitness Texas, Inc, Revolver — First Lien	96,572	95,124	—
BCDI BHI Intermediate 2, LP (Basic Home Infusion), Delayed Draw Term Loan — First Lien	1,228,413	1,209,987	(12,284)
BCDI BHI Intermediate 2, LP (Basic Home Infusion), Revolver — First Lien	662,501	652,564	—
Boston Clincial Trials LLC (Alcanza Clinical Research), Delayed Draw — First Lien	375,000	369,375	(3,750)
Boston Clincial Trials LLC (Alcanza Clinical Research), Revolver — First Lien	187,500	184,688	—
CC Amulet Management, LLC (Children's Choice), 2021 Delayed Draw Term Loan — First Lien	307,436	302,056	(3,843)
CC Amulet Management, LLC (Children's Choice), 2021 Revolver — First Lien	11,091	10,897	(27)

First Eagle Credit Opportunities Fund | Annual Report | December 31, 2022

Notes to Consolidated Financial Statements

Loan	Principal Amount	Value	Net Unrealized Appreciaton (Depreciation)
Community Based Care Acquisition, Inc., Delayed Draw Tranche A Term Loan — First Lien	$46,280	$45,586	$(288)
Community Based Care Acquisition, Inc., Delayed Draw Tranche B Term Loan — First Lien	1,000,000	987,500	7,500
Community Based Care Acquisition, Inc., Revolving Credit Loan — First Lien	365,854	360,366	1,829
ConvenientMD (CMD Intermediate Holdings, Inc.), Delayed Draw Term Loan — First Lien	218,750	218,750	1,094
ConvenientMD (CMD Intermediate Holdings, Inc.), Revolving Credit Facility — First Lien	50,000	50,000	750
Danforth Buyer, Inc., Revolving Credit Loan — First Lien	208,333	205,208	—
Eliassen Group, LLC, 2022 Delayed Draw Term Loan — First Lien	472,222	467,500	(3,542)
Endo1 Partners, Seventh Amendment DDTL — First Lien	3,011,200	2,966,032	65,321
Epic Staffing Group (Cirrus/Tempus/Explorer Investor), Delayed Draw Term Loan — First Lien	697,674	659,302	3,488
Evergreen Services Group II LLC (Cedar/Pine), Delayed Draw Term A Loan — First Lien	378,571	367,214	(3,786)
Evergreen Services Group II LLC (Cedar/Pine), Revolving Credit Loan — First Lien	26,738	25,936	(401)
iLending LLC, Revolver — First Lien	35,036	35,036	525
Life Northwestern Pennsylvania, LLC (FFL Pace Buyer, Inc.), Delayed Draw Term Loan — First Lien	634,337	627,994	(6,343)
Life Northwestern Pennsylvania, LLC (FFL Pace Buyer, Inc.), Revolver — First Lien	487,952	483,072	4,879
Lighthouse Behavioral Health Solutions, Delayed Draw Term Loan — First Lien	1,206,107	1,200,076	12,061
Lighthouse Behavioral Health Solutions, Revolving Loan — First Lien	274,809	273,435	2,748
Lighthouse Lab Services (LMSI Buyer, LLC), Revolving Credit Loan — First Lien	502,092	493,305	(2,929)
NAC Holding Corporation (National Auto Care/Jaguar), DDTL D — First Lien	127,273	127,273	954
Newcleus, LLC, Delayed Draw Term Loan — First Lien	106,780	99,839	(6,139)
Newcleus, LLC, Revolver — First Lien	34,803	32,541	(1,740)
Oak Point Partners, LLC, Revolver — First Lien	292,659	289,732	1,463
Omni Intermediate Holdings, LLC (Omni Logistics), Tranche 2 DDTL (First Lien) — First Lien	195,431	192,500	(977)

First Eagle Credit Opportunities Fund | Annual Report | December 31, 2022

Notes to Consolidated Financial Statements

Loan	Principal Amount	Value	Net Unrealized Appreciaton (Depreciation)
Orion Group Holdco, LLC, First Amendment Incremental Delayed Draw Term Loan — First Lien	$299,145	$293,910	$(2,244)
Point Quest Acquisition LLC, Revolving Credit Loan — First Lien	190,476	187,619	—
Reich & Tang Deposits Network, Delayed Draw Term Loan — First Lien	860,691	860,691	10,767
R-Pac International Corp (Project Radio), Revolver — First Lien	621,891	609,453	(98)
Sapio Sciences, LLC (Jarvis Bidco), Delayed Draw Term Loan — First Lien	437,500	430,938	—
Sapio Sciences, LLC (Jarvis Bidco), Revolving Credit Loan — First Lien	312,500	307,813	—
Sequoia Consulting Group, LLC, Revolver — First Lien	590,164	578,361	(2,950)
Socius Insurance Services, Inc., Delayed Draw — First Lien	767,544	759,868	—
SuperHero Fire Protection, LLC, Revolving Loan — First Lien	4,797	4,749	24
Technology Partners, LLC (Imagine Software), Delayed Draw Term Loan — First Lien	518,618	506,949	(6,483)
Technology Partners, LLC (Imagine Software), Revolver — First Lien	373,405	365,004	(933)
The Carlstar Group, Revolving Credit Loan — First Lien	619,048	606,667	774
TMA Buyer, LLC, Delayed Draw — First Lien	468,117	449,392	(16,385)
TMA Buyer, LLC, Revolver — First Lien	153,986	147,826	(3,850)
Tricor, LLC, Delayed Draw Term Loan — First Lien	622,417	611,525	(6,224)
Tricor, LLC, Revolving Loan — First Lien	86,538	85,024	(216)
TriStrux, LLC, Delayed Draw Term Loan — First Lien	160,874	156,852	(2,816)
TriStrux, LLC, Revolving Loan — First Lien	185,005	180,380	(1,850)
Velocity Clinical Research, Revolver — First Lien	124,263	121,467	—
			$(10,423)

Delayed draw loan commitments are marked to market on the relevant day of the valuation in accordance with the Fund's valuation policy. Any related unrealized appreciation (depreciation) on unfunded delayed draw loan commitments is recorded on the Consolidated Statement of Assets and Liabilities and the Consolidated Statement of Operations.

First Eagle Credit Opportunities Fund | Annual Report | December 31, 2022

Notes to Consolidated Financial Statements

Note 10 — Credit Facility

On February 5, 2021, the SPV entered into a secured credit facility (the "Credit Agreement") with Ally Bank and such other lenders that may become party to the Credit Agreement (the "Lenders"). Pursuant to the terms of the Credit Agreement, the SPV, of which the Fund is the sole member and designated manager, may borrow money from the Lenders up to a maximum aggregate outstanding amount of $75 million (the "Credit Facility"). The Credit Facility has an initial five-year term, with a three-year revolving period. The Credit Agreement, commonly referred to as an asset-backed facility, is secured by a lien on all of the SPV's assets. In accordance with the 1940 Act, the Fund's borrowings under the Credit Facility will not exceed 33 1/3% of the Fund's Managed Assets at the time of borrowing. On May 18, 2022, the Credit Facility was amended to, among other things, 1) increase the commitment amount from $75 million to $150 million, subject to change by mutual agreement of the SPV and the Lenders; and 2) replace the benchmark rate.

Through May 17, 2022, the per annum rate of interest for borrowings under the Credit Facility was generally based on LIBOR (subject to a 25 bps floor) plus a spread of 2.50%. Beginning May 18, 2022, the per annum rate of interest is generally based on either the SOFR (subject to a 25 bps floor) plus a benchmark adjustment of between 0.10% - 0.15% plus a spread of 2.50%. Commitment fees on the unused portion of the Credit Facility accrue at a rate between 0.50% or 1.00% depending on the utilization levels.

The components of interest expense, average interest rates (i.e., base interest rate in effect plus the spread) and average outstanding balances for the Credit Facility for the year ended December 31, 2022 were as follows:

Stated interest expense	$2,555,759
Unused commitment fees	225,054
Amortization of deferred financing costs	183,997
Total interest expense	$2,964,810
Weighted average interest rate	4.32%
Average borrowings	$77,499,721
Effective Leverage*	19.56%

*  Effective leverage is percentage of leverage based on total assets minus the sum of liabilities (other than leveraged amount)

Under the Credit Facility, the Fund has agreed to certain covenants and additional investment limitations while the leverage is outstanding. As of December 31, 2022, the Fund is in compliance with these covenants.

First Eagle Credit Opportunities Fund | Annual Report | December 31, 2022

Notes to Consolidated Financial Statements

Note 11 — Subsequent Events

In accordance with the provision surrounding Subsequent Events adopted by the Fund, management has evaluated the possibility of subsequent events existing in the Fund's financial statements. Management has determined that there are no material events that would require disclosure in the Fund's financial statements.

First Eagle Credit Opportunities Fund | Annual Report | December 31, 2022

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Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of First Eagle Credit Opportunities Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of First Eagle Credit Opportunities Fund and its subsidiary (the "Fund") as of December 31, 2022, the related statements of operations and cash flows for the year ended December 31, 2022, the statement of changes in net assets for each of the two years in the period ended December 31, 2022, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2022, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2022 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022 by correspondence with

First Eagle Credit Opportunities Fund | Annual Report | December 31, 2022

Report of Independent Registered Public Accounting Firm

the custodian, agent banks and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
New York, New York
February 28, 2023

We have served as the auditor of one or more investment companies advised by First Eagle Investment Management, LLC since 2006.

First Eagle Credit Opportunities Fund | Annual Report | December 31, 2022

Fund Expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs and (2) ongoing costs, including advisory fees; distribution fees (12b-1) and/or service fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on July 1, 2022 and held for the six-months ended December 31, 2022.

Actual Expenses

The table below titled "Based on Actual Total Return" provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During the Period".

First Eagle Credit Opportunities Fund | Annual Report | December 31, 2022

Fund Expenses (unaudited)

Based on Actual Total Return(1)

	Actual Total Return Without Sales Charges(2)	Beginning Account Date Value	Ending Account Value	Annualized Expense	Expenses Paid for the Period(3)
First Eagle Credit Opportunities Fund
Class A	0.80%	$1,000	$1,008.00	3.23%	$16.35
Class A-2	0.52	1,000	1,005.20	3.60	18.20
Class I	0.93	1,000	1,009.30	2.97	15.04

(1)  For the six-months ended December 31, 2022.

(2)  Past performance does not guarantee future results. Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. Total return is not annualized, as it may not be representative of the total return for the year.

(3)  Expenses are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

First Eagle Credit Opportunities Fund | Annual Report | December 31, 2022

Fund Expenses (unaudited)

Hypothetical Example for Comparison Purposes

The table that follows titled "Based on Hypothetical Total Return" provides information about hypothetical account values and hypothetical expenses based on the actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example relating to the Fund with the 5% hypothetical examples that appear in the shareholder reports of other funds.

This example is based on an investment of $1,000 invested on July 1, 2022 and held for the six-months ended December 31, 2022.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

First Eagle Credit Opportunities Fund | Annual Report | December 31, 2022

Fund Expenses (unaudited)

Based on Hypothetical Total Return(1)

	Hypothetical Annualized Total Return	Beginning Account Date Value	Ending Account Value	Annualized Expense	Expenses Paid for the Period(2)
First Eagle Credit Opportunities Fund
Class A	5.00%	$1,000	$1,008.92	3.23%	$16.36
Class A-2	5.00	1,000	1,007.06	3.60	18.21
Class I	5.00	1,000	1,010.23	2.97	15.05

(1)  For the six-months ended December 31, 2022.

(2)  Expenses are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

First Eagle Credit Opportunities Fund | Annual Report | December 31, 2022

General Information

Form N-PORT portfolio schedule

The First Eagle Credit Opportunities Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-PORT. The Fund's Form N-PORT is available on the SEC's Web site at www.sec.gov. Additionally, you may obtain copies of Form N-PORT from the Fund upon request by calling 1.800.334.2143.

Proxy voting policies, procedures and record

You may obtain (1) a description of the Fund's proxy voting policies, (2) a description of the Fund's proxy voting procedures and (3) information regarding how the Fund voted any proxies related to portfolio securities during the most recent twelve- month period ended June 30 for which an SEC filing has been made, without charge, upon request by contacting the Fund directly at 1.800.334.2143 or on the EDGAR Database on the SEC's Web site at www.sec.gov.

First Eagle Credit Opportunities Fund | Annual Report | December 31, 2022

Dividend Reinvestment Plan

Pursuant to the Fund's dividend reinvestment plan (the "Plan"), all Common Shareholders will have all dividends, including any capital gain dividends, reinvested automatically in additional Common Shares by DST Systems. Inc, as agent for the Common Shareholders (the "Plan Agent"), unless the shareholder elects to receive cash. An election to receive cash may be revoked or reinstated at the option of the shareholder. In the case of record shareholders such as banks, brokers or other nominees that hold Common Shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of Common Shares certified from time to time by the record shareholder as representing the total amount registered in such shareholder's name and held for the account of beneficial owners who are to participate in the Plan. Shareholders whose shares are held in the name of a bank, broker or nominee should contact the bank, broker or nominee for details.

Common Shares received under the Plan will be issued to you at their NAV on the ex-dividend date; there is no sales or other charge for reinvestment. You are free to withdraw from the Plan and elect to receive cash at any time by giving written notice to the Plan Agent or by contacting your broker or dealer, who will inform the Fund. Your request must be received by the Fund at least ten days prior to the payment date of the distribution to be effective for that dividend or capital gain distribution.

The Plan Agent provides written confirmation of all transactions in the shareholder accounts in the Plan, including information you may need for tax records. Any proxy you receive will include all Common Shares you have received under the Plan.

Automatically reinvested dividends and distributions are taxed in the same manner as cash dividends and distributions. See "Tax Matters" in the Fund's Prospectus for additional information.

The Fund and the Plan Agent reserve the right to amend or terminate the Plan. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. If the Plan is amended to include such service charges, the Plan Agent will include a notification to registered holders of Common Shares with the Plan Agent.

Additional information about the Plan may be obtained from the Plan Agent.

First Eagle Credit Opportunities Fund | Annual Report | December 31, 2022

Shareholder Meeting Results

The Fund held a special meeting of shareholders on August 31, 2022 to elect members of the Board of Trustees of the Fund.

First Eagle Credit Opportunities Fund

Common Shareholders voted as indicated below:

	Affirmative	Withheld Authority
Election of Lisa Anderson	7,583,129	116,469
Election of John P. Arnhold†	7,583,607	115,991
Election of Candace K. Beinecke	7,586,257	113,341
Election of Peter W. Davidson	7,587,570	112,027
Election of Jean D. Hamilton	7,575,412	124,186
Election of James E. Jordan	7,582,629	116,969
Election of William M. Kelly	7,575,670	123,928
Election of Paul J. Lawler	7,582,629	116,969
Election of Mehdi Mahmud†	7,594,360	105,238

† Interested Trustee

Ms. Hawthorne resigned as a Trustee of the Board effective August 31, 2022.

First Eagle Credit Opportunities Fund | Annual Report | December 31, 2022

Tax Information

	% of Qualifying Dividend Income	% of Dividends Eligible for the Dividends Received Deduction	Long-Term Capital Gains
First Eagle Credit Opportunities Fund	0.00%	0.00%	$4,326

First Eagle Credit Opportunities Fund | Annual Report | December 31, 2022

Privacy Notice

The Trust is committed to protecting your privacy. We are providing you with this privacy notice to inform you of how we handle your personal information that we collect and may disclose to our affiliates. If the Trust changes its information practices, we will provide you with notice of any material changes. This privacy policy supersedes any of our previous policies relating to the information you disclose to us.

FACTS	WHAT DOES THE TRUST DO WITH YOUR PERSONAL INFORMATION?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
◼ Social Security number, income, and assets
◼ account balances, payment history, and account activity
◼ credit history and credit scores
◼ name, address, telephone number, occupation
◼ online information, such as your IP address and data gathered from your browsing activity and location
◼ information we encounter in public records in the ordinary course of business
How?

All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons the Trust chooses to share; and whether you can limit this sharing.

First Eagle Credit Opportunities Fund | Annual Report | December 31, 2022

Privacy Notice

Reasons we can share your personal information	Does the Trust share?	Can you limit this sharing?
For our everyday business purposes— such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes— to offer our products and services to you	Yes	Yes
For joint marketing with other financial companies	No	N/A
For our affiliates' everyday business purposes— information about your transactions and experiences	Yes	No
For our affiliates' everyday business purposes— information about your creditworthiness	Yes	Yes
For our affiliates to market to you	Yes	Yes
For nonaffiliates to market to you	No	N/A

To limit our sharing	◼ Call 800.334.2143 and indicate your desire to limit our sharing
◼ Visit us online: www.feim.com/individual-investors or
◼ Mail the form below
Please note:
If you are a new customer, we can begin sharing your information 30 days from the date we sent this notice. When you are no longer our customer, we continue to share your information as described in this notice.
However, you can contact us at any time to limit our sharing.
Questions?	Call 800.334.2143 or go to www.feim.com/individual-investors

First Eagle Credit Opportunities Fund | Annual Report | December 31, 2022

Privacy Notice

#

Mail-in Form

If you have a joint account, your choice(s) will apply to everyone on your account unless you mark below. ❑ Apply my choices only to me	Mark any/all you want to limit:
❑ Do not share information about my creditworthiness with your affiliates for their everyday business purposes.
❑ Do not allow your affiliates to use my personal information to market to me.
❑ Do not share my personal information with nonaffiliates to market their products and services to me.
Name
Address

City, State, Zip
Account #
Mail to:
First Eagle Funds
P.O. Box 219324
Kansas City, MO
64121-9324

#

What we do

How does the Trust protect my personal information?

We protect personal information provided to us by our individual shareholders according to strict standards of security and confidentiality. These standards apply to both our physical facilities and any online services we may provide. We maintain physical, electronic and procedural safeguards that comply with federal standards to guard consumer information. We permit only authorized individuals, who are trained in the proper handling of individual shareholder information and need to access this information to do their job, to have access to this information.

How does the Trust collect my personal information?	We collect your personal information, for example, when you
◼ open an account, make transactions using your account, or deposit money
◼ subscribe to receive information, submit an application, or otherwise submit a form containing personal information\
◼ use our services online
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

First Eagle Credit Opportunities Fund | Annual Report | December 31, 2022

Privacy Notice

Why can't I limit all sharing?	Federal law gives you the right to limit only
◼ sharing for affiliates' everyday business purposes—information about your creditworthiness
◼ affiliates from using your information to market to you
◼ sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.
What happens when I limit sharing for an account I hold jointly with someone else?	Your choices will apply to everyone on your account.

Definitions

Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
◼ Affiliated companies include First Eagle Holdings, Inc., First Eagle Investment Management, LLC, FEF Distributors, LLC, First Eagle Alternative Credit, LLC, First Eagle Separate Account Management, LLC, First Eagle Funds (Ireland) ICAV, First Eagle Sub-Funds (Luxembourg) SICAV, First Eagle Alternative Capital BDC, Inc, FEIM LTD, FEIM GmbH, Napier Park Global Capital Ltd. and Napier Park Global Capital LLC.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.
◼ Nonaffiliated third parties may include service providers such as the Trust's distributors, registrar and transfer agent for shareholder transactions, other parties providing individual shareholder servicing, accounting and recordkeeping services, attorneys, accountants, and auditors.

First Eagle Credit Opportunities Fund | Annual Report | December 31, 2022

Privacy Notice

Other important information
Sharing of Personal Information with Nonaffiliated Third Parties
We will only share your personal information collected, as described above, with nonaffiliated third parties:
• At your request;
• When you authorize us to process or service a transaction or product (nonaffiliated third parties in this instance may include service providers such as the Trust's distributors, registrar and transfer agent for shareholder transactions, and other parties providing individual shareholder servicing, accounting and recordkeeping services);
• With companies that perform sales and marketing services on our behalf with whom we have agreements to protect the confidentiality of your information and to use the information only for the purposes for which we disclose the information to them; or
• When required by law to disclose such information to appropriate authorities.
We do not otherwise provide information about you to outside firms, organizations or individuals except as permitted by law.
What We do with Personal Information about Our Former Customers
If you decide to discontinue doing business with us, the Trust will continue to adhere to this privacy policy with respect to the information we have in our possession about you and your account following the termination of our shareholder relationship.

Data Subject Rights

Individuals in some jurisdictions may have certain data subject rights. These rights vary, but they may include the right for individuals to: (i) request access to and rectification or erasure of their personal data; (ii) restrict or object to the processing of their personal data; and (iii) obtain a copy of their personal data in a portable format. Individuals may also have the right to lodge a complaint about the processing of personal data with a data protection authority. If you have any questions about exercising these rights call 800.334.2143 or go to ww.firsteagle.com/individuals-home.

First Eagle Credit Opportunities Fund | Annual Report | December 31, 2022

Privacy Notice

Special Notice for Residents of California

First Eagle does not sell non-public personal information or share non-public personal information for cross-context behavioral advertising. We will not share information we collect about you with nonaffiliates, except as permitted by California law and described above.

While the law provides California residents with data rights in some circumstances, the state protections do not apply to personal information collected about current or former investors whose information is protected by federal financial privacy law under the Gramm Leach Bliley Act and the SEC's Reg S-P.

First Eagle Credit Opportunities Fund | Annual Report | December 31, 2022

Additional Information (unaudited)

Management of the Fund

The business of the Fund is managed by its Board of Trustees, which elects officers responsible for the day to day operations of the Fund and for the execution of the policies formulated by the Board of Trustees.

Pertinent information regarding the members of the Board of Trustees and principal officers of the Fund is set forth below. Some of the Trustees and officers are employees of the Adviser or Subadviser and their affiliates. At least a majority of the Fund's Board of Trustees are not "interested persons" as that term is defined in the 1940 Act.

Independent Trustees(1)

Lisa Anderson | Trustee | August 2022 to present
1345 Avenue of the Americas | New York, New York | 10105
(born October 1950)

Principal Occupation(s) During Past 5 Years: Special Lecturer and James T. Shotwell Professor of International Relations Emerita at the Columbia University School of International and Public Affairs; prior to 2016, President of the American University in Cairo

Number of Portfolios in the Fund Complex Overseen by Trustee: 12

Other Directorships/Trusteeships Held by Trustee: Trustee, First Eagle Funds (10 portfolios) and First Eagle Variable Funds (1 portfolio); Member Emerita, Human Rights Watch; Member, Advisory Board, School of Public Affairs, Sciences Po (Institute of Political Studies), Paris; Trustee, Hertie School of Governance (Berlin); Trustee, Tufts University; Trustee, Aga Khan University

Candace K. Beinecke | Trustee (Chair) | September 2020 to present
1345 Avenue of the Americas | New York, New York | 10105
(born November 1946)

Principal Occupation(s) During Past 5 Years: Senior Partner, Hughes Hubbard & Reed LLP; prior to April 2017, Chair, Hughes Hubbard & Reed LLP

Number of Portfolios in the Fund Complex Overseen by Trustee: 12

Other Directorships/Trusteeships Held by Trustee: Trustee, First Eagle Funds (Chair) (10 portfolios) and First Eagle Variable Funds (Chair) (1 portfolio); Board Member, ViacomCBS, Inc.; Lead Trustee, Vornado Realty Trust; Trustee, Co-Chair, Metropolitan Museum of Art; Trustee, Chairman, The Wallace Foundation; Director, Partnership for New York City

(1)  Trustees who are not "interested persons" of the Trust as defined in the 1940 Act. The term of office of the Independent Trustees is indefinite.

First Eagle Credit Opportunities Fund | Annual Report | December 31, 2022

Additional Information (unaudited)

Independent Trustees(1)—(continued)

Peter W. Davidson | Trustee | August 2022 to present
1345 Avenue of the Americas | New York, New York | 10105
(born May 1959)

Principal Occupation(s) During Past 5 Years: CEO, Aligned Climate Capital LLC; prior to 2019, CEO, Aligned Intermediary, Inc.; prior to 2015, Executive Director, Loan Programs Office, U.S. Department of Energy

Number of Portfolios in the Fund Complex Overseen by Trustee: 12

Other Directorships/Trusteeships Held by Trustee: Trustee, First Eagle Funds (10 portfolios) and First Eagle Variable Funds (1 portfolio); Chairman, Summit Ridge Energy; Director, Beam Global; Director, pulsESG; Member, Council on Foreign Relations; Chair, JM Kaplan Fund; Trustee, St. Ann's School; Chairman, Green-Wood Cemetery

Jean D. Hamilton | Trustee | September 2020 to present
1345 Avenue of the Americas | New York, New York | 10105
(born January 1947)

Principal Occupation(s) During Past 5 Years: Private Investor/Independent Consultant/Member, Brock Capital Group LLC

Number of Portfolios in the Fund Complex Overseen by Trustee: 12

Other Directorships/Trusteeships Held by Trustee: Trustee, First Eagle Funds (10 portfolios) and First Eagle Variable Funds (1 portfolio); Director, RenaissanceRe Holdings Ltd; Chairman, Investment Committee, Thomas Cole National Historic Site; Member, Investment Advisory Committee, Liz Claiborne and Art Ortenberg Foundation; prior to June 2012, Director, Four Nations

James E. Jordan | Trustee | August 2022 to present
1345 Avenue of the Americas | New York, New York | 10105
(born April 1944)

Principal Occupation(s) During Past 5 Years: Private Investor and Independent Consultant

Number of Portfolios in the Fund Complex Overseen by Trustee: 12

Other Directorships/Trusteeships Held by Trustee: Trustee, First Eagle Funds (10 portfolios) and First Eagle Variable Funds (1 portfolio); Director, JZ Capital Partners, Plc. (Guernsey investment trust company)

(1)  Trustees who are not "interested persons" of the Trust as defined in the 1940 Act. The term of office of the Independent Trustees is indefinite.

First Eagle Credit Opportunities Fund | Annual Report | December 31, 2022

Additional Information (unaudited)

Independent Trustees(1)—(continued)

William M. Kelly | Trustee | August 2022 to present
1345 Avenue of the Americas | New York, New York | 10105
(born February 1944)

Principal Occupation(s) During Past 5 Years: Private Investor

Number of Portfolios in the Fund Complex Overseen by Trustee: 12

Other Directorships/Trusteeships Held by Trustee: Trustee, First Eagle Funds (10 portfolios) and First Eagle Variable Funds (1 portfolio); Trustee Emeritus, St. Anselm College; Vice President and Director, Sergi S. Zlinkoff Fund for Medical Research and Education; Savannah Book Festival Investment Committee

Paul J. Lawler | Trustee | August 2022 to present
1345 Avenue of the Americas | New York, New York | 10105
(born May 1948)

Principal Occupation(s) During Past 5 Years: Private Investor

Number of Portfolios in the Fund Complex Overseen by Trustee: 12

Other Directorships/Trusteeships Held by Trustee: Trustee, First Eagle Funds (10 portfolios) and First Eagle Variable Funds (1 portfolio); Trustee and Audit Chair, The American University in Cairo; Trustee, registered investment company advised by affiliates of The Blackstone Group, L.P. (1 portfolio); Director, Historic Eastfield Foundation

Interested Trustees(2)(3)

John P. Arnhold | Trustee | March 2022 to present
1345 Avenue of the Americas | New York, New York | 10105
(born December 1953)

Principal Occupation(s) During Past 5 Years: Director, First Eagle Holdings, Inc.; Managing Member, Arnhold LLC; prior to July 2017, Director, First Eagle Investment Management LLC; President, First Eagle Funds; President, First Eagle Variable Funds; Director, FEF Distributors, LLC; prior to March 2016, Co-President and Co-CEO First Eagle Holdings, Inc.; CIO and Chairman, First Eagle Investment Management, LLC; CEO and Chairman, FEF Distributors, LLC

Number of Portfolios in the Fund Complex Overseen by Trustee: 12

(1)  Trustees who are not "interested persons" of the Trust as defined in the 1940 Act. The term of office of the Independent Trustees is indefinite.

(2)  Each of Messrs. Arnhold and Mehdi Mahmud is treated as an Interested Trustee because of the professional roles he holds or has held with the Adviser.

(3)  The term of office of each Interested Trustee is indefinite.

First Eagle Credit Opportunities Fund | Annual Report | December 31, 2022

Additional Information (unaudited)

Interested Trustees(2)(3)—(continued)

Other Directorships/Trusteeships Held by Trustee: Trustee, First Eagle Funds (10 portfolios) and First Eagle Variable Funds (1 portfolio); Chairman and Director, Arnhold Ceramics; Director, The Arnhold Foundation; Director, The Mulago Foundation; Director, WNET.org; Trustee Emeritus, Trinity Episcopal Schools Corp.; Trustee, Jazz at Lincoln Center; Life Trustee, International Tennis Hall of Fame; Advisor, Investment Committee of the USTA; Managing Member, New Eagle Holdings Management Company, LLC; Director, Conservation International; Trustee, UC Santa Barbara Foundation; prior to January 2018, Director, First Eagle Amundi; prior to June 2016, Trustee, Vassar College

Mehdi Mahmud | Trustee | September 2020 to present
1345 Avenue of the Americas | New York, New York | 10105
(born September 1972)

Principal Occupation(s) During Past 5 Years: President and Chief Executive Officer, First Eagle Investment Management, LLC; President, First Eagle Funds, First Eagle Variable Funds and First Eagle Credit Opportunities Fund; Chief Executive Officer, First Eagle Alternative Credit, LLC; prior to March 2016, Chairman and Chief Executive Officer, Jennison Associates LLC

Number of Portfolios in the Fund Complex Overseen by Trustee: 12

Other Directorships/Trusteeships Held by Trustee: Trustee, First Eagle Funds (10 portfolios) and First Eagle Variable Funds (1 portfolio); Director, First Eagle Amundi; Director, Third Point Reinsurance Ltd.

(2)  Each of Messrs. Arnhold and Mehdi Mahmud is treated as an Interested Trustee because of the professional roles he holds or has held with the Adviser.

(3)  The term of office of each Interested Trustee is indefinite.

First Eagle Credit Opportunities Fund | Annual Report | December 31, 2022

Additional Information (unaudited)

Officers(4)

Mehdi Mahmud | President | September 2020 to present
1345 Avenue of the Americas | New York, New York | 10105
(born September 1972)

Principal Occupation(s) During Past Five (5) Years: President and Chief Executive Officer, First Eagle Investment Management, LLC; President, First Eagle Funds and First Eagle Variable Funds; Director, First Eagle Amundi; Chief Executive Officer, First Eagle Alternative Credit, LLC

Robert Bruno | Senior Vice President | September 2020 to present
1345 Avenue of the Americas | New York, New York | 10105
(born June 1964)

Principal Occupation(s) During Past Five (5) Years: Senior Vice President, First Eagle Investment Management, LLC; President, FEF Distributors, LLC; Senior Vice President, First Eagle Funds and First Eagle Variable Funds

Joseph T. Malone | Chief Financial Officer | September 2020 to present
1345 Avenue of the Americas | New York, New York | 10105
(born September 1967)

Principal Occupation(s) During Past Five (5) Years: Senior Vice President, First Eagle Investment Management, LLC; Chief Financial Officer, First Eagle Funds and First Eagle Variable Funds

Albert Pisano | Chief Compliance Officer | September 2020 to present
1345 Avenue of the Americas | New York, New York | 10105
(born April 1960)

Principal Occupation(s) During Past Five (5) Years: Chief Compliance Officer and Senior Vice President, First Eagle Investment Management; Chief Compliance Officer, First Eagle Funds and First Eagle Variable Funds

David O'Connor | General Counsel | September 2020 to present
1345 Avenue of the Americas | New York, New York | 10105
(born February 1966)

Principal Occupation(s) During Past Five (5) Years: General Counsel and Senior Vice President, First Eagle Investment Management, LLC; General Counsel and Officer of First Eagle Funds and First Eagle Variable Funds; General Counsel, First Eagle Holdings, Inc.; Secretary and General Counsel, FEF Distributors, LLC; Director, First Eagle Amundi; Director, First Eagle Investment Management, Ltd; Senior Vice President and Chief Legal Officer, First Eagle Alternative Credit, LLC

Sabrina Rusnak-Carlson | Deputy General Counsel | September 2020 to present
1345 Avenue of the Americas | New York, New York | 10105
(born April 1979)

(4)  The term of office of each officer is indefinite. Length of time served represents time served as an officer of the Fund, although various positions may have been held during the period.

First Eagle Credit Opportunities Fund | Annual Report | December 31, 2022

Additional Information (unaudited)

Officers(4)—(continued)

Principal Occupation(s) During Past Five (5) Years: General Counsel, First Eagle Alternative Credit LLC; prior to January 2020, General Counsel and Chief Compliance Officer, THL Credit LLC

Sheelyn Michael | Secretary and Deputy General Counsel | September 2020 to present
1345 Avenue of the Americas | New York, New York | 10105
(born September 1971)

Principal Occupation(s) During Past Five (5) Years: Deputy General Counsel and Senior Vice President, First Eagle Investment Management, LLC; Secretary and Deputy General Counsel, First Eagle Funds and First Eagle Variable Funds; Director, First Eagle Investment Management, Ltd

Jennifer Wilson | Chief Accounting Officer | September 2020 to present
1345 Avenue of the Americas | New York, New York | 10105
(born October 1972)

Principal Occupation(s) During Past Five (5) Years: Chief Accounting Officer, First Eagle Alternative Credit LLC; Prior to 2020, Director of Financial Planning & Analysis, First Eagle Alternative Credit LLC; prior to 2018, Managing Partner and Chief Financial Officer, Four Wood Capital Partners LLC

Tricia Larkin | Treasurer | September 2020 to present
1345 Avenue of the Americas | New York, New York | 10105
(born July 1979)

Principal Occupation(s) During Past Five (5) Years: Senior Vice President, First Eagle Investment Management, LLC; Treasurer, First Eagle Funds and First Eagle Variable Funds

Michael Luzzatto | Vice President | September 2020 to present
1345 Avenue of the Americas | New York, New York | 10105
(born April 1977)

Principal Occupation(s) During Past Five (5) Years: Senior Vice President, First Eagle Investment Management, LLC; Vice President, FEF Distributors, LLC; Vice President, First Eagle Funds and First Eagle Variable Funds

William Karim | Associate General Counsel | September 2020 to present
1345 Avenue of the Americas | New York, New York | 10105
(born August 1980)

Principal Occupation(s) During Past Five (5) Years: Associate General Counsel, First Eagle Alternative Credit LLC; prior to January 2020, Associate General Counsel, THL Credit LLC

(4)  The term of office of each officer is indefinite. Length of time served represents time served as an officer of the Fund, although various positions may have been held during the period.

First Eagle Credit Opportunities Fund | Annual Report | December 31, 2022

First Eagle Credit Opportunities Fund

Trustees

Lisa Anderson

John P. Arnhold

Candace K. Beinecke (Chair)

Peter W. Davidson

Jean D. Hamilton

James E. Jordan

William M. Kelly

Paul J. Lawler

Mehdi Mahmud

Officers

Mehdi Mahmud

President

Robert Bruno

Senior Vice President

Joseph T. Malone

Chief Financial Officer

Albert Pisano

Chief Compliance Officer

David O'Connor

General Counsel

Sabrina Rusnak-Carlson

Deputy General Counsel

Sheelyn Michael

Secretary & Deputy General Counsel

Jennifer Wilson

Chief Accounting Officer

Tricia Larkin

Treasurer

Michael Luzzatto

Vice President

William Karim

Associate General Counsel

Investment Adviser

First Eagle Investment Management, LLC

1345 Avenue of the Americas
New York, NY 10105

Subadviser

First Eagle Alternative Credit, LLC

1345 Avenue of the Americas
New York, NY 10105

Legal Counsel

Sidley Austin LLP

787 Seventh Avenue
New York, NY 10019

Custodian

JPMorgan Chase Bank, N.A.

4 Chase Metrotech Center, Floor 16,
Brooklyn, NY 11245

Shareholder Servicing Agent

DST Systems, Inc.

330 West 9th Street
Kansas City, MO 64105
800.334.2143

Underwriter

FEF Distributors, LLC

1345 Avenue of the Americas
New York, NY 10105

Independent Registered Public
Accounting Firm

PricewaterhouseCoopers LLP

300 Madison Avenue
New York, NY 10017

Additional information about the Trustees and Officers is included in the Fund's Statement of Additional Information.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a currently effective prospectus of First Eagle Credit Opportunities Fund.

First Eagle Credit Opportunities Fund | Annual Report | December 31, 2022

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First Eagle Credit Opportunities Fund is offered by FEF Distributors, LLC

1345 Avenue of the Americas, New York, NY 10105.

First Eagle Investment Management, LLC

1345 Avenue of the Americas, New York, NY 10105-0048
800.334.2143 www.firsteagle.com

Item 2.	Code of Ethics.

The Registrant has adopted a code of ethics that applies to its principal executive officer and principal financial officer. Copies of the code of ethics may be requested free of charge by calling 1-800-334-2143 (toll free).

Item 3.	Audit Committee Financial Expert.

The Board of Trustees of the registrant has designated Paul J. Lawler, William M. Kelly and Jean Hamilton as Audit Committee Financial Experts. Mr. Lawler, Mr. Kelly and Ms. Hamilton are considered by the Board to be independent trustees.

Item 4.	Principal Accountant Fees and Services

(a)	Audit Fees:

For the years ended December 31, 2022 and December 31, 2021, the aggregate PricewaterhouseCoopers LLP (PwC) audit fees for professional services rendered to the registrant were approximately $91,000 and $63,600, respectively. Fees included in the audit fees category are those associated with the annual audits of the financial statements and services that are normally provided in connection with statutory and regulatory filings.

(b)	Audit Related Fees:

For the years ended December 31, 2022 and December 31, 2021, the aggregate PwC fees for assurance and related services rendered to the registrant were approximately $180,000 and $0, respectively.

(c)	Tax Fees:

For the years ended December 31, 2022 and December 31, 2021, the aggregate tax fees billed by PwC for professional services rendered to the registrant were approximately $31,050 and $30,000, respectively.

Fees included in the tax fees category comprise all services performed by professional staff in the independent accountant’s tax division except those services related to audits. This category comprises fees for tax compliance and preparation of tax returns.

(d)	All Other Fees:

In each of the years ended December 31, 2022 and December 31, 2021, there were no fees billed by PwC for products and services, other than 4(a)-(c) above, rendered to the registrant.

(e)(1) The registrant’s audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval by the committee or a designated member thereof. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. Waiver of pre-approval for audit and non-audit services requiring fees of a de minimis amount is not permitted.

(e)(2) No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) According to PwC, for the year ended December 31, 2022, the percentage of hours spent on the audit of the registrant’s financial statements for the most recent year that were attributable to work performed by persons who are not full-time, permanent employees of PwC was 0%.

(g) Other than as described in the table above, the aggregate fees billed for the most recent year by the registrant’s principal accountant for non-audit services rendered to the registrant (“covered”), its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser (“non-covered”) that provides ongoing services to the registrant was $800,000 in 2022 and 2021.

(h) Not applicable.

(i) Not applicable.

(j) Not applicable.

Item 5.	Audit Committee of Listed Registrants

Not applicable at this time.

Item 6.	Schedule of Investments

Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Board of Trustees has delegated to the First Eagle Investment Management, LLC ("FEIM" or the "Adviser") the authority to vote proxies received by First Eagle Credit Opportunities Fund (the "Fund") from the companies in which they invest. The Adviser in turn has delegated this authority to First Eagle Alternative Credit, LLC (“FEAC” or the “Subadviser”) which has adopted policies and procedures (collectively, the “Proxy Voting Policy”) regarding the voting of such proxies, which policies have been reviewed and approved by the Board of Trustees as appropriate to their management of the Fund’s assets. It is the policy of the Subadviser to vote proxies in a manner that serves the best interest of the client.

The Proxy Voting Policy provides procedures to address conflicts of interest between the Subadviser and a client with respect to voting proxies. Such conflicts could arise, for example, when the Subadviser or its affiliate has a client or other business relationship with the issuer of the security being voted or with a third-party that has an interest in the vote. A conflict of interest also could arise when the Fund, the Adviser or principal underwriter or any of their affiliates has an interest in the vote.

If the Subadviser becomes aware of a potential conflict of interest with respect to a proxy to be voted for a client, the Proxy Voting Policy requires notification to the Chief Compliance Officer of the Subadviser (the “Subadviser CCO”). The Subadviser CCO then determines whether a material conflict of interest exists and, if so, the appropriate method of resolving the conflict. Such methods may include voting in accordance with the recommendation of a third-party, voting pursuant to pre-determined voting guidelines or, in certain circumstances, consultation with the Board of Trustees. The Subadviser may abstain from voting from time to time when it determines that the costs associated with voting a proxy outweigh the benefits derived from exercising the right to vote or in other situations where voting may not be practical or desirable. These conflicts procedures are intended to reduce, but they will not necessarily eliminate, any influence on the proxy voting by conflicts of interest.

Item 8.	Portfolio Managers of Closed-End Investment companies.

(a)(1)      Identification of Portfolio Manager(s) or Management Team Members and Description of Role of Portfolio Manager(s) or Management Team Members

Christopher Flynn, James Fellows, Robert Hickey, Brian Murphy, Steven Krull and Michelle Handy, portfolio managers with First Eagle Alternative Credit, LLC (“FEAC” or the "Subadviser"), manage the Fund. Their professional backgrounds are below.

Christopher Flynn, President of First Eagle Alternative Credit, FEAC. Christopher oversees all aspects of the First Eagle Alternative Credit business. Christopher has worked for FEAC’s senior loan strategies business from 2007 to present. Prior to 2007, Christopher was a Vice President at AIG in the Leveraged Capital Group.

James R. Fellows, Chief Investment Officer, FEAC. James has worked for FEAC’s senior loan strategies business from June 2012 to present. Between April 2004 and June 2012, James served as Managing Director for McDonnell Investment Management, LLC, whose alternative credit strategies business was the predecessor firm to FEAC’s senior loan strategies business.

Robert J. Hickey, Senior Managing Director, FEAC. Robert has worked for FEAC’s senior loan strategies business from June 2012 to present. Between April 2004 and June 2012, Robert served as Managing Director for McDonnell Investment Management, LLC, whose alternative credit strategies business was the predecessor firm to FEAC’s senior loan strategies business.

Brian J. Murphy, Senior Managing Director, FEAC. Brian has worked for FEAC’s senior loan strategies business from June 2012 to present. Between May 2004 and June 2012, Brian served as Managing Director for McDonnell Investment Management, LLC, whose alternative credit strategies business was the predecessor firm to FEAC’s senior loan strategies business.

Steven F. Krull, Managing Director, FEAC. Steven has worked for FEAC’s senior loan strategies business from June 2012 to present. Between May 2004 and June 2012, Steven served as Director for McDonnell Investment Management, LLC, whose alternative credit strategies business was the predecessor firm to FEAC’s senior loan strategies business.

Michelle Handy, Managing Director, FEAC. Michelle has worked for FEAC’s senior loan strategies business, from 2016 to present. Prior to 2016, Ms. Handy worked at GE Capital where she held several roles in underwriting, portfolio management and workouts. Most recently, she was the COO of GE Capital Americas' workout function.

(a)(2)	Other Accounts Managed by Portfolio Manager(s) or Management Team Member and Potential Conflicts of Interest

Other Accounts Managed by Portfolio Manager(s) or Management Team Member*

Portfolio Manager	Type of Accounts	Total No. of Other Accounts Managed	Total Other Assets	No. of Other Accounts where Advisory Fee is Based on Performance	Total Assets in Other Accounts where Advisory Fee is Based on Performance

	Other Registered Investment Companies	1	$380,195,000	1	$380,195,000
Christopher Flynn	Other Pooled Investment Vehicles	22	$4,243,709,103	22	$4,243,709,103
	Other Accounts	4	$453,113,641	4	$453,113,641
	Other Registered Investment Companies	2	$692,482,600	1	$380,195,000
James Fellows	Other Pooled Investment Vehicles	65	$18,779,069,912	62	$18,394,095,512
	Other Accounts	7	$1,121,405,441	4	$453,113,641
	Other Registered Investment Companies	2	$692,482,600	1	$380,195,000
Robert Hickey	Other Pooled Investment Vehicles	65	$18,779,069,912	62	$18,394,095,512
	Other Accounts	7	$1,121,405,441	4	$453,113,641
	Other Registered Investment Companies	1	$312,287,600	0	$-
Brian Murphy	Other Pooled Investment Vehicles	43	$14,535,360,809	40	$14,150,386,409
	Other Accounts	3	$668,291,800	0	$-
	Other Registered Investment Companies	1	$312,287,600	0	$-
Steven Krull	Other Pooled Investment Vehicles	43	$14,535,360,809	40	$14,150,386,409
	Other Accounts	3	$668,291,800	0	$-
	Other Registered Investment Companies	1	$380,195,000	1	$380,195,000
Michelle Handy	Other Pooled Investment Vehicles	22	$4,243,709,103	22	$4,243,709,103
	Other Accounts	4	$453,113,641	4	$453,113,641

* Information as of December 31, 2022 except as noted, and is unaudited.

Potential Conflicts of Interests

The Adviser and Subadviser will experience conflicts of interest in connection with the management of the Fund, including the following situations. The following briefly summarizes the material potential and actual conflicts of interest which may arise from the overall investment activity of the Adviser and/or Subadviser, its clients and its affiliates.

The Adviser, the Subadviser and their affiliates may sponsor or manage investment funds, accounts or other investment vehicles with similar or overlapping investment strategies. For example, the Adviser or the Subadviser may serve as investment adviser to one or more private funds, registered closed-end funds, separate managed accounts, and collateralized loan obligations (CLO). In addition, the Fund’s officers may serve in similar capacities for one or more private funds, registered closed-end funds, separate managed accounts and CLOs. To the extent, the Adviser, Subadviser and their affiliates determine that an investment is appropriate for us and for one or more other funds, the Adviser and the Subadviser intend to allocate investment opportunities across the entities for which such opportunities are appropriate, consistent with (a) certain restrictions under the 1940 Act and rules thereunder regarding co-investments with affiliates, (b) the requirements of the Advisers Act and (c) the Adviser and Subadviser’s internal conflict of interest and allocation policies.

The Adviser has established policies to ensure that the Fund will generally share equitably with other funds managed by the Adviser or Subadviser or their affiliates in investment opportunities that are suitable for the Fund and such other investment funds.

The Subadviser has established allocation policies to ensure that the Fund will generally share equitably with other credit investment funds managed by the Subadviser or its affiliates within the alternative credit platform in credit investment opportunities that are suitable for the Fund and such other investment funds.

The 1940 Act imposes significant limits on co-investment with affiliates of the Fund, and without an exemptive order the Fund generally would not be permitted to co-invest alongside its affiliates in privately negotiated transactions unless the transaction is otherwise permitted under existing regulatory guidance, such as transactions where price is the only negotiated term, and will not participate in transactions where other terms are negotiable. In situations where co-investment with other entities sponsored or managed by the Adviser, the Subadviser or their affiliates is not permitted or appropriate, such as when there is an opportunity to invest in different securities of the same issuer, the Subadviser will need to decide whether the Fund or such other entity or entities will proceed with the investment. The Subadviser will make these determinations based on its policies and procedures, which will generally require that such opportunities be offered to eligible accounts on a basis that is fair and equitable over time. This reduces the amount of transactions in which the Fund can participate and makes it more difficult for the Fund to implement its investment objective.

The Adviser’s affiliation with The Blackstone Group Inc. and Corsair Capital LLC (collectively, “Blackstone/Corsair”) requires the Adviser to manage conflicts of interest associated with dealings the Fund may have with those businesses or funds, clients or portfolio companies associated with it. For example, should the Adviser or Subadviser wish to cause the Fund to execute portfolio transactions through broker-dealers associated with Blackstone/Corsair, the commercial reasonableness of the brokerage compensation associated with those trades would have to be assessed. Other dealings may be more completely restricted. For example, the Fund may not be able to buy or sell property directly to or from Blackstone/Corsair or their associated accounts. There also may be limits on participation in underwritings or other securities offerings by Blackstone/Corsair or their associated funds, accounts or portfolio companies. The breadth of these affiliations at times may require the Fund to abstain from or restructure an otherwise attractive investment opportunity.

Investments in portfolio companies associated with Blackstone/Corsair may be restricted by the 1940 Act. To the extent such investments are permitted and the Fund invests in such a portfolio company (a portfolio company generally referring to a company owned by private equity funds managed by Blackstone/Corsair), conflicts of interest may arise from the presence of Blackstone/Corsair representatives on the company board or the payment of compensation by the company to Blackstone/Corsair or an affiliate. Moreover, the Adviser or Subadviser could have an incentive to allocate the Fund’s assets to such a portfolio company since affiliates of the Adviser have a direct or indirect financial interest in its success. There also may be instances where Blackstone/Corsair could be involved in bankruptcy proceedings of current investments or of issuers in which the Fund would otherwise invest, with potentially divergent interests as between the Fund and Blackstone/Corsair. The Fund may be forced to sell or hold existing investments (possibly at disadvantageous times or under disadvantageous conditions) as a result of various relationships that Blackstone/Corsair may have or transactions or investments Blackstone/Corsair and their affiliates may make or have made. The inability to transact in any security, derivative or loan held by the Fund could result in significant losses or lost opportunity costs to the Fund.

(a)(3)      Compensation Structure of Portfolio Manager(s) or Management Team Members

The Portfolio Managers are employed by the Sub-Adviser, a wholly owned subsidiary of the Adviser. The investment professionals are offered the opportunity to receive a performance bonus, in addition to their annual salary, which is based in part on the performance of firm overall, rather than specific accounts.

The Portfolio Managers are evaluated based on a set of objective performance criteria where a numerical scoring framework is applied.  Annual investment performance is a significant component of that score, with the contribution amount varied pursuant to the Portfolio Manager’s experience and seniority.  In addition, management finds it valuable and fair to look at all decisions made, not simply the ones that resulted in assets entering or leaving the portfolios.  In addition to the Portfolio Manager’s salary and annual bonus, the Adviser offers employees significant benefits.  Benefits include 401k company matching, health, dental, disability and life insurance coverage as well as paid vacation time.

Generally, the Portfolio Managers are offered compensation levels that are viewed as competitive within the investment industry and benchmarked to industry data.  Specifically, the professional staff is compensated with a base salary in addition to a yearly bonus that is based on company, group and individual performance.  The intent of this compensation plan is the long term alignment of interests between the investment team and our clients over a multi-year period.  Relative outperformance and client satisfaction over time will often lead to improved fund flows and thus a more robust bonus pool.

(a)(4)      Disclosure of Securities Ownership

For the most recently completed fiscal year please provide beneficial ownership of shares of the registrant by each Portfolio Manager or Management Team Member. Please note that this information will only be provided in a dollar range of each individual’s holdings in each investment portfolio (none; $1-$10,000; $10,001-$50,000; $50,001-$100,000; $100,001 to $500,000; $500,001 to $1,000,000; or over $1,000,000).

"Beneficial ownership" should be determined in accordance with rule 16a-1(a)(2) under the Exchange Act (17 CFR 240.16a-1(a)(2)).

As of December 31 2022, no shares of the Fund were beneficially owned by the Portfolio Manager or Management Team Member.

(b)            Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

No material change to report at this time.

Item 11.	Controls and Procedures.

(a) In the opinion of the principal executive officer and principal financial officer, based on their evaluation, the registrant's disclosure controls and procedures are adequately designed and are operating effectively to ensure (i) that material information relating to the registrant, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared; and (ii) that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) There were no changes in the registrant's internal control over financial reporting that occurred during the registrant's most recent half-year (the registrant's second half-year in the case of an annual report) that have materially affected or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.	Exhibits.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)): Attached hereto.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)): Attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	First Eagle Credit Opportunities Fund

By (Signature and Title)*	/s/ Mehdi Mahmud
Mehdi Mahmud, President

Date: March 8, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Mehdi Mahmud
Mehdi Mahmud, President

Date: March 8, 2023

By (Signature and Title)*	/s/ Joseph T. Malone
Joseph T. Malone, Principal Financial Officer

Date: March 8, 2023

*          Print the name and title of each signing officer under his or her signature.